UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07384

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
(Exact name of registrant as specified in charter)

600 WEST BROADWAY, 30th FLOOR, SAN DIEGO, CA 92101
(Address of principal executive offices) (Zip Code)

Charles H. Field, Jr.
c/o Nicholas-Applegate Capital Management, LLC
600 West Broadway, 30th Floor
San Diego, CA 92101
(Name and address of agent for service)

Copy to:
Deborah A. Wussow-Hammalian
c/o Nicholas-Applegate Capital Management, LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Registrant's telephone number, including area code: (619) 687-2988

Date of fiscal year end: March 31

Date of reporting period: September 30, 2009

Item 1.  Reports to Stockholders.

September 30, 2009 Semi Annual Report (Unaudited)

Class I, II, III & IV Shares

U.S. Ultra Micro Cap
U.S. Micro Cap
U.S. Emerging Growth
U.S. Small to Mid Cap Growth
U.S. Systematic Large Cap Growth
U.S. Convertible
Global Select
International Growth
International Growth Opportunities
Emerging Markets
International Systematic
U.S. High Yield Bond

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

Following the most severe correction since the 1930s, the global equity market came roaring back during the six months ended September 30, 2009. Stock markets around the world posted dramatic gains, as monetary and fiscal stimulus helped thaw the credit markets and stabilize the global economy.

In this semi-annual report, we review the performance of the financial markets and our mutual funds from April 1 through September 30, 2009. We also share our perspective on the dynamics shaping the investment environment and our outlook for the future.

In the United States, the S&P 500 Index rose 34.0%. The Federal Reserve held short-term interest rates near zero and continued to flood the credit markets with liquidity by making loans and asset purchases. As investors gained confidence in the financial system, borrowers had easier and cheaper access to credit. In addition, some of the $787 billion stimulus package made its way into the economy through tax credits, the “cash for clunkers” vehicle trade-in program and other initiatives. Economic data released during the period showed that policymakers’ efforts were paying off. GDP declined at an annual rate of 0.7% in the second quarter of 2009, after having fallen 6.4% in the first quarter. More recent indicators suggested that the economy might be growing again, despite persistent weakness in the labor market. Corporate earnings were another source of optimism. While earnings for S&P 500 companies continued to decline, they were better than anticipated, supported by cost-cutting measures.

Stock markets in developed countries outside the United States also performed well. The MSCI EAFE Index gained 34.8% in local currencies and 50.4% in dollar terms. The U.S. dollar fell 8.7% versus a basket of currencies on expectations that the Federal Reserve would not raise interest rates any time soon. Like the Fed, central bankers in Europe and Japan held interest rates at record lows and continued with the special liquidity programs they had established during the financial crisis. However, demand for some of these programs was waning, testament to the improvement in the credit markets. Several developed countries came out of recession in the second quarter of 2009, including Japan whose economy grew at an annual pace of 2.3%. The German and French economies expanded as well, although GDP for the entire euro region dropped 4.8%, weighed down by weakness in Spain and Italy.

Equities in emerging countries delivered the strongest gains, with the MSCI Emerging Markets Index rising 45.7% in local currencies and 63.2% in U.S. dollars. As the global economy stabilized, investors rotated out of more defensive assets into higher-risk areas, such as emerging markets. Emerging markets further benefited from the relative strength of developing economies and rising commodity prices. For example, Chinese GDP grew at an annual rate of 7.1% in the first half of the year, helped by a surge in bank lending. Russia, whose main export is oil, was one of the best-performing equity markets this period amid a 42% spike in oil prices.

Against this favorable backdrop, all of the Nicholas-Applegate funds generated significant gains. That said, a number of our funds struggled to keep up with their benchmarks in the rapidly rising market. We believe this was because the rally was driven more by sentiment than company fundamentals. As the panic of last fall and winter subsided, relieved investors jumped back into the market, buying securities rather indiscriminately. A sentiment-driven rally is not unusual to see coming out of a severe correction. Nonetheless, it was a headwind for the funds given our focus on company fundamentals.

The volatile investment environment has underscored the importance of risk management, which remains a top priority at Nicholas-Applegate.

Our risk management program has been in place for more than a decade and has become increasingly sophisticated over the years. Today, we produce approximately 1,600 charts, tables and reports that our investment teams use to evaluate a wide range of risk metrics. We also have a risk management program that supports our entire business. This effort is guided by Nicholas-Applegate’s World Class Execution Committee (WCEC). The goal of the WCEC is to ensure a standard of excellence in all that we do to provide shareholders with world-class investment solutions. Its mandate encompasses everything from operations to compliance to the introduction of new products.

Looking forward, we expect the U.S. recovery to be more muted than past recoveries, given the high unemployment rate and continued tightness in certain segments of the credit markets. Foreign developed nations should recover more quickly than the United States, but real growth is also likely to remain subpar. Prices of gold, commodities and inflation-protected securities are telling us disinflation is coming to an end, and that inflation is in our future. We believe stock selection will be very important, as investors look for companies that will benefit from an environment of potentially slow growth, high unemployment and inflation. This bodes well for the fundamentally driven, bottom-up investment processes that we use to manage the funds.

On behalf of everyone at the firm, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust that you have placed in us and look forward to serving your investment needs throughout the coming years.

Horacio A. Valeiras, CFA
President and Chief Investment Officer
September 30, 2009

TABLE OF CONTENTS

The Funds’ Review and Outlook, Performance and Schedules of Investments:
U.S. Ultra Micro Cap	1
U.S. Micro Cap	4
U.S. Emerging Growth	9
U.S. Small to Mid Cap Growth	13
U.S. Systematic Large Cap Growth	17
U.S. Convertible	20
Global Select	25
International Growth	29
International Growth Opportunities	33
Emerging Markets	37
International Systematic	41
U.S. High Yield Bond	45

The Funds’:
Financial Highlights	50
Statements of Assets and Liabilities	58
Statements of Operations	60
Statements of Changes in Net Assets	62
Notes to Financial Statements	66
Shareholder Expense Example	76
Supplementary Information	78

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class I, II, III & IV Shares. Distributor: Nicholas-Applegate Securities.

U.S. ULTRA MICRO CAP FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Ultra Micro Cap Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with market capitalizations below the weighted average of the Russell Microcap Growth Index at time of purchase.

Market Overview: During the six months ended September 30, 2009, the U.S. stock market continued to rebound from multi-year lows set in March. All of the major indexes climbed sharply higher in response to improvement in the credit markets and economy, with small- and micro-cap growth stocks turning in some of the best results.

In the first half of the period, equities soared as measures of investor fear and credit risk recovered to levels unseen since Lehman Brothers failed in September 2008. Various liquidity programs implemented by the Treasury and Federal Reserve helped unlock the credit markets, giving more borrowers access to cash. Although the economy remained weak, data suggested that it was deteriorating at a slower pace. This was confirmed in July, when the government reported that second-quarter GDP fell at an annual rate of 1.0% after having fallen 6.4% in the first quarter. The second-quarter figure was later revised to a 0.7% decline.

Equities maintained their upward momentum in the last half of the period, buoyed by better-than-expected earnings and generally upbeat economic data. Home prices appeared to have stabilized, the manufacturing sector expanded for the first time since early 2008 and retail sales posted their biggest monthly increase in over three years. In September, Fed Chairman Ben Bernanke said that it was “very likely” the recession had ended but warned that the unemployment rate could continue to rise.

Performance: The Fund’s Class I shares gained 62.11% from April 1, 2009 to September 30, 2009 outperforming the Russell Microcap Growth Index, which rose 53.87%.

Portfolio Specifics: The Fund’s outperformance was due to stock selection, which was strongest in the information technology, materials and consumer discretionary sectors. Three of the best-performing names in the portfolio were Terremark Worldwide, a provider of IT infrastructure services that is experiencing robust demand; Boise, a paper manufacturer that strengthened its balance sheet; and Carrols Restaurant Group, a fast-food chain with expanding operating margins. Stock selection also added value in the energy, industrials and consumer staples sectors. Gulfport Energy, an oil and gas producer, was another top performer in the Fund. The company ramped up drilling activity in response to strong oil prices and lower oilfield service costs.

The main area of relative weakness in the portfolio was stock selection in the health care sector. One of our biggest detractors was a supplier of diagnostic systems that reported disappointing earnings.

Market Outlook: While it is widely believed that the recession is over, we think that the economic recovery will be muted due to the high unemployment rate and large federal deficit. That said, several factors could fuel additional gains in the stock market over the months ahead, including:

•	Expectations for a strong rebound in corporate earnings in 2010

•	Potential for investors to move some of the $3.4 trillion sitting in low-yielding money market funds into equities

•	Indications from the Fed that it plans to keep interest rates low for an extended period of time

Whatever direction the broad market takes, we believe that the Fund will continue to benefit from our focus on company-specific fundamentals.

Comparison of Change in Value of a $250,000 Investment in U.S. Ultra Micro Cap Fund Class I Shares with the Russell Microcap Growth Index.

Annualized Total Returns As of 9/30/09

	1 Year	Since Inception
U.S. Ultra Micro Cap Fund Class I	6.00%	–3.81%
Russell Microcap Growth Index	6.72%	–7.73%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares with the Russell Microcap Growth Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The Class I shares commenced operations on January 28, 2008. The total returns shown above do not show the effects of income taxes on an individuals’ investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell Microcap Index measures performance of the microcap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 securities. The Russell Microcap Growth Index isolates the securities in the Russell Microcap Index with purely growth characteristics. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell shares.

U.S. ULTRA MICRO CAP FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
Common Stock - 97.9%

Applications Software - 2.5%
China TransInfo Technology Corp.*	2,900	$27,434
inContact, Inc.*	5,950	17,731
		45,165
Auto/Truck Parts & Equipment-Original - 1.2%
Wonder Auto Technology, Inc.*	1,800	21,600

Broadcast Services/Programming - 1.0%
Acacia Research - Acacia Technologies*	2,000	17,420

Chemicals-Specialty - 4.8%
ICO, Inc.*	5,600	26,152
KMG Chemicals, Inc.	2,200	24,574
Omnova Solutions, Inc.*	3,300	21,384
Penford Corp.	2,300	16,491
		88,601
Commercial Services - 1.1%
StarTek, Inc.*	2,400	20,832

Commercial Services-Finance - 0.9%
PRG-Schultz International, Inc.*	3,000	16,800

Communications Software - 1.3%
Incredimail, Ltd.	2,800	23,688

Computer Services - 1.0%
Virtusa Corp.*	1,900	18,031

Computers-Integrated Systems - 1.2%
Radiant Systems, Inc.*	2,080	22,339

Computers-Memory Devices - 2.7%
Dot Hill Systems Corp.*	10,900	18,966
Xyratex, Ltd.*	3,300	31,383
		50,349
Computers-Peripheral Equipment - 0.5%
iGO, Inc.*	7,500	8,175

Consumer Products-Miscellaneous - 1.1%
Summer Infant, Inc.*	4,100	20,418

Direct Marketing - 1.5%
APAC Customer Services, Inc.*	4,700	27,777

Disposable Medical Products - 1.0%
Medical Action Industries, Inc.*	1,500	18,105

Distribution/Wholesale - 1.0%
Navarre Corp.*	8,700	19,140

Diversified Manufacturing Operations - 1.4%
Park-Ohio Holdings Corp.*	3,000	26,160

Drug Delivery Systems - 0.7%
Depomed, Inc.*	3,100	13,547

E-Commerce/Products - 0.9%
1-800-FLOWERS.COM, Inc.*	4,700	16,215

Electronic Components-Miscellaneous - 2.5%
NVE Corp.*	400	21,264
Stoneridge, Inc.*	3,600	25,488
		46,752

Electronic Components-Semiconductors - 2.2%
Ceva, Inc.*	1,992	21,414
MIPS Technologies, Inc. Cl. A*	5,200	19,604
		41,018

Electronic Measure Instruments - 1.4%
Measurement Specialties, Inc.*	2,600	26,546

Hazardous Waste Disposal - 1.0%
Sharps Compliance Corp.*	1,800	17,730

Health Care Cost Containment - 1.5%
Integramed America, Inc.*	2,840	26,980

Human Resources - 1.2%
Hudson Highland Group, Inc.*	6,950	21,128

Industrial Audio & Video Products - 0.7%
SRS Labs, Inc.*	1,800	13,158

Instruments-Controls - 0.7%
Spectrum Control, Inc.*	1,573	13,355

Insurance Brokers - 0.6%
Life Partners Holdings, Inc.	652	11,671

Internet Applications Software - 1.8%
Clicksoftware Technologies, Ltd.*	2,100	13,209
interCLICK, Inc.*	9,000	18,990
		32,199
Internet Content-Information/News - 1.1%
Health Grades, Inc.*	4,200	20,790

Internet Infrastructure Software - 1.2%
RADVision, Ltd.*	2,400	21,264

Machinery-General Industry - 1.1%
Intevac, Inc.*	1,500	20,160

Medical Instruments - 2.1%
Endologix, Inc.*	3,400	21,046
Vascular Solutions, Inc.*	2,020	16,705
		37,751
Medical Products - 2.0%
ATS Medical, Inc.*	7,735	20,730
HealthTronics, Inc.*	6,800	16,728
		37,458
Medical-Biomedical/Genetics - 1.2%
Repligen Corp.*	2,000	10,020
Transcept Pharmaceuticals, Inc.*	800	11,064
		21,084
Medical-Drugs - 1.5%
Biospecifics Technologies Corp.*	300	9,603
Sciclone Pharmaceuticals, Inc.*	4,400	18,744
		28,347
Medical-Outpatient/Home Medical Care - 4.3%
Almost Family, Inc.*	500	14,875
America Service Group, Inc.	1,420	23,487
Continucare Corp.*	6,100	18,422
NovaMed, Inc.*	4,770	21,608
		78,392
Networking Products - 2.3%
Hypercom Corp.*	8,400	26,040
Silicom, Ltd.*	1,800	16,884
		42,924
Oil Companies-Exploration & Production - 3.6%
GeoMet, Inc.*	8,300	14,027
Gulfport Energy Corp.*	3,400	29,716
Rex Energy Corp.*	2,700	22,545
		66,288

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
Oil Field Machine & Equipment - 1.9%
Gulf Island Fabrication, Inc.	800	$14,992
T-3 Energy Services, Inc.*	1,030	20,291
		35,283
Oil-Field Services - 0.8%
Trico Marine Services, Inc.*	2,000	15,440

Paper & Related Products - 3.2%
Boise, Inc.*	7,200	38,016
KapStone Paper & Packaging Corp.*	2,500	20,350
		58,366
Pharmacy Services - 1.1%
BioScrip, Inc.*	3,100	20,956

Physical Therapy/Rehabilitation Centers - 1.2%
US Physical Therapy, Inc.*	1,510	22,756

Power Conversion/Supply Equipment - 1.4%
PowerSecure International, Inc.*	3,700	25,086

Recycling - 1.4%
Metalico, Inc.*	5,990	24,978

Retail-Apparel/Shoe - 0.6%
Destination Maternity Corp.*	600	10,878

Retail-Automobile - 1.4%
America’s Car-Mart, Inc.*	1,085	25,986

Retail-Drug Store - 1.0%
Allion Healthcare, Inc.*	3,269	19,124

Retail-Restaurants - 5.7%
AFC Enterprises, Inc.*	2,430	20,461
Caribou Coffee Co., Inc.*	2,900	20,938
Carrols Restaurant Group, Inc.*	3,400	25,704
Einstein Noah Restaurant Group, Inc.*	2,083	25,079
Famous Dave’s Of America, Inc.*	2,100	12,285
		104,467
Retirement/Aged Care - 1.2%
Five Star Quality Care, Inc.*	6,100	22,326

Semiconductor Components-Integrated Circuits - 2.1%
Anadigics, Inc.*	3,600	16,956
Techwell, Inc.*	1,986	21,806
		38,762
Semiconductor Equipment - 1.4%
Nanometrics, Inc.*	3,900	25,623

Steel-Producers - 1.4%
Olympic Steel, Inc.	900	25,821

Telecommunication Equipment - 1.0%
Anaren, Inc.*	1,120	19,040

Telecommunication Equipment-Fiber Optics - 1.0%
Oplink Communications, Inc.*	1,300	18,876

Textile-Apparel - 1.8%
Perry Ellis International, Inc.*	2,100	33,684

Transport-Marine - 1.2%
CAI International, Inc.*	3,100	22,847

Transport-Services - 0.7%
Vitran Corp., Inc.*	1,404	12,664

Transport-Truck - 3.1%
Celadon Group, Inc.*	1,926	21,783
Quality Distribution, Inc.*	5,350	18,029
Saia, Inc.*	1,045	16,804
		56,616
Web Hosting/Design - 1.5%
Terremark Worldwide, Inc.*	4,300	26,746

Wire & Cable Products - 1.1%
Fushi Copperweld, Inc.*	2,390	20,219

Wireless Equipment - 0.9%
WPCS International, Inc.*	4,500	17,100

Total Common Stock (Cost: $1,309,321)		1,803,001

Limited Partnerships - 1.0%

Transport-Marine - 1.0%
Navios Maritime Partners LP (Cost $13,444)	1,600	19,120

Principal
	Amount
Short Term Investments - 1.1%

Time Deposit - 1.1%
Citibank London 0.030%, 10/01/09
(Cost: $20,183)	$20,183	20,183

Total Investments - 100.0% (Cost: $1,342,948)		1,842,304
Other Assets in Excess of Liabilities - 0.0%		430
Net Assets - 100.0%		$1,842,734

* Non-income producing securities.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009
Percent of
Sector	Net Assets
Consumer, Non-cyclical	23.0%
Industrial	18.7
Technology	14.9
Communications	14.2
Consumer, Cyclical	12.7
Basic Materials	8.5
Energy	6.3
Financial	0.6
Short Term Investments	1.1
Total Investments	100.0
Other assets in excess of liabilities	0.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. MICRO CAP FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Micro Cap Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with market capitalizations similar to the Russell Microcap Growth Index at time of purchase.

Market Overview: U.S. equities delivered significant gains during the six months ended September 30, 2009. While the rally was broad-based, micro-cap growth stocks did particularly well.

The following themes contributed to stocks’ strong performance:

•	Improvement in the credit markets, with the London interbank offer rate for three-month dollars (Libor) — a proxy for financial stress — falling to record lows
•	Extremely inexpensive valuations following the dramatic sell-off in equities that occurred last fall and winter
•	Signs the recession was coming to an end, including the first monthly increase in a key index of home prices in nearly three years

Government programs, such as the $8,000 new homebuyer tax credit, contributed to the improvement in the economy. In addition, the Federal Reserve kept interest rates at an all-time low of 0.00% to 0.25%. Because conditions in the financial markets had stabilized, the central bank cut back some of its emergency liquidity programs or let them expire. However, concerns about job losses and tighter consumer credit made the Fed cautious about shrinking its balance sheet too quickly, especially since inflation remained in check.

Performance: The Fund’s Class I shares gained 45.78%, from April 1 through September 30, 2009. The Russell Microcap Growth Index advanced 53.87%.

Portfolio Specifics: Stock selection in the information technology, energy and materials sectors had the largest positive impact on results versus the index. Top-performing holdings included Taleo, a software provider on the cusp of a new product cycle; Stone Energy, an energy exploration and production company that announced its first deepwater discovery; and Omnova Solutions, a chemical producer that benefited from lower manufacturing and raw material costs.

Within the Russell Microcap Growth Index, the smallest market-cap stocks and those with the lowest stock prices generated the highest returns, which was consistent with rising risk appetites. This had a negative impact on the Fund’s relative performance, since our investment style generally leads to under-representation in these segments of the benchmark. From a sector perspective, stock selection in health care and information technology subtracted the most from results versus the index.

Market Outlook: While it is widely believed that the recession is over, we think that the economic recovery will be muted due to the high unemployment rate and large federal deficit. That said, several factors could fuel additional gains in the stock market over the months ahead, including:

•	Expectations for a strong rebound in corporate earnings in 2010
•	Potential for investors to move some of the $3.4 trillion sitting in low-yielding money market funds into equities
•	Indications from the Fed that it plans to keep interest rates low for an extended period of time

As events unfold, we are confident that our bottom-up investment process will identify exciting growth opportunities for the Fund.

Comparison of Change in Value of a $250,000 Investment in U.S. Micro Cap Fund Class I Shares with the Russell 2000 Growth/Russell Microcap Growth Blend Index and Russell 2000 Growth Index

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
U.S. Micro Cap Fund Class I	–1.91%	4.13%	6.09%
Russell 2000 Growth/Russell
Microcap Growth Blend Index	22.35%	0.01%	1.20%
Russell 2000 Growth Index	–6.32%	2.91%	1.10%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 2000 Growth Index and a blended index comprised of the Russell 2000 Growth Index/Russell Microcap Growth Index. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvestment of dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

U.S. MICRO CAP FUND

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

The Russell Microcap Growth Index isolates the smallest 1,000 securities in the Russell 2000 Index plus the next 1,000 securities. The Russell Microcap Growth Index isolates the securities in the Russell Microcap Index with purely growth characteristics. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. The Russell 2000 Growth/Russell Microcap Growth Blend Index is a combination of the Russell 2000 Growth Index and the Russell Microcap Growth Index. The blended index exhibits Russell 2000 Growth performance from the inception of the Fund until August 2000, and Russell Microcap Growth performance thereafter. The Fund created the blended index because Russell Microcap Growth performance incepted in August 2000.

One cannot invest directly in an index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. MICRO CAP FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
Common Stock - 97.9%

Agricultural Operations - 0.7%
The Andersons, Inc.	12,100	$425,920

Apparel Manufacturers - 0.9%
Maidenform Brands, Inc.*	33,800	542,828

Applications Software - 2.8%
China TransInfo Technology Corp.*	58,600	554,356
Ebix, Inc.*	13,500	747,360
inContact, Inc.*	103,700	309,026
		1,610,742
Auto/Truck Parts & Equipment-Original - 1.7%
Titan International, Inc.	49,200	437,880
Wonder Auto Technology, Inc.*	46,200	554,400
		992,280
Batteries/Battery Systems - 0.7%
Greatbatch, Inc.*	17,400	390,978

Broadcast Services/Programming - 1.5%
Acacia Research - Acacia Technologies*	50,800	442,468
DG FastChannel, Inc.*	20,800	435,552
		878,020
Building-Heavy Construction - 0.9%
Orion Marine Group, Inc.*	25,000	513,500

Casino Services - 1.0%
Shuffle Master, Inc.*	59,500	560,490

Chemicals-Diversified - 1.0%
Innospec, Inc.*	38,800	572,300

Chemicals-Plastics - 0.8%
Spartech Corp.*	40,300	434,031

Chemicals-Specialty - 1.3%
Omnova Solutions, Inc.*	111,700	723,816

Coal - 0.7%
James River Coal Co.*	20,600	393,666

Collectibles - 0.8%
RC2 Corp.*	31,800	453,150

Commercial Services - 0.8%
StarTek, Inc.*	52,500	455,700

Commercial Services-Finance - 0.8%
Dollar Financial Corp.*	27,300	437,346

Communications Software - 1.5%
Seachange International, Inc.*	40,500	303,750
Smith Micro Software, Inc.*	44,700	552,492
		856,242
Computer Services - 2.8%
LivePerson, Inc.*	96,900	488,376
Ness Technologies, Inc.*	67,800	534,942
VanceInfo Technologies, Inc. - ADR*	29,000	563,760
		1,587,078
Computers-Integrated Systems - 2.1%
Netscout Systems, Inc.*	44,000	594,440
Radiant Systems, Inc.*	55,700	598,218
		1,192,658
Computers-Memory Devices - 1.1%
Xyratex, Ltd.*	67,500	641,925

Computers-Peripheral Equipment - 0.8%
Compellent Technologies, Inc.*	24,300	438,615

Cosmetics & Toiletries - 0.9%
Elizabeth Arden, Inc.*	42,000	$494,340

Direct Marketing - 0.9%
APAC Customer Services, Inc.*	90,700	536,037

Disposable Medical Products - 2.1%
ICU Medical, Inc.*	11,400	420,204
Medical Action Industries, Inc.*	30,900	372,963
Merit Medical Systems, Inc.*	22,900	396,857
		1,190,024
Distribution/Wholesale - 1.2%
MWI Veterinary Supply, Inc.*	11,400	455,430
Rentrak Corp.*	13,800	246,468
		701,898
Drug Delivery Systems - 0.8%
Depomed, Inc.*	105,500	461,035

Electric Products-Miscellaneous - 1.7%
Harbin Electric, Inc.*	31,100	524,968
SmartHeat, Inc.*	39,700	471,239
		996,207
Electronic Components-Miscellaneous - 0.8%
NVE Corp.*	8,800	467,808

Electronic Components-Semiconductors - 0.7%
Ceva, Inc.*	38,600	414,950

Enterprise Software/Services - 1.8%
Opnet Technologies, Inc.	42,500	464,525
Taleo Corp. Cl. A*	25,348	573,879
		1,038,404
Finance-Consumer Loans - 1.0%
Portfolio Recovery Associates, Inc.*	12,600	571,158

Food-Canned - 0.8%
Seneca Foods Corp. Cl. A*	16,700	457,580

Insurance Brokers - 0.7%
Life Partners Holdings, Inc.	21,376	382,630

Internet Incubators - 0.7%
Internet Capital Group, Inc.*	48,400	404,624

Internet Infrastructure Software - 0.7%
TeleCommunication Systems, Inc. Cl. A*	50,300	420,508

Machinery-General Industry - 2.1%
Albany International Corp. Cl. A	31,000	601,400
Intevac, Inc.*	43,300	581,952
		1,183,352
Medical Imaging Systems - 1.3%
Given Imaging, Ltd.*	21,300	317,583
Merge Healthcare, Inc.*	103,700	426,207
		743,790
Medical Information Systems - 1.3%
AMICAS, Inc.*	89,800	323,280
Computer Programs & Systems, Inc.	9,500	393,395
		716,675
Medical Instruments - 1.7%
Endologix, Inc.*	80,700	499,533
Symmetry Medical, Inc.*	45,900	475,983
		975,516
Medical Labs & Testing Services - 1.0%
Bio-Reference Labs, Inc.*	17,460	600,624

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
Medical Products - 2.5%
ATS Medical, Inc.*	100,100	$268,268
Cantel Medical Corp.*	26,000	391,560
Exactech, Inc.*	25,700	404,518
Hanger Orthopedic Group, Inc.*	28,500	395,295
		1,459,641
Medical-Biomedical/Genetics - 2.5%
Affymax, Inc.*	7,000	167,230
Arena Pharmaceuticals, Inc.*	48,000	214,560
Immunogen, Inc.*	34,400	278,984
Immunomedics, Inc.*	43,200	238,464
Micromet, Inc.*	29,300	195,138
Novavax, Inc.*	35,500	140,580
NPS Pharmaceuticals, Inc.*	45,500	182,910
		1,417,866
Medical-Drugs - 2.3%
Hi-Tech Pharmacal Co., Inc.*	20,300	455,532
Sciclone Pharmaceuticals, Inc.*	96,900	412,794
Vivus, Inc.*	42,000	438,900
		1,307,226
Medical-Outpatient/Home Medical Care - 1.3%
Almost Family, Inc.*	12,800	380,800
America Service Group, Inc.	21,000	347,340
		728,140
MRI/Medical Diagnostic Imaging Centers - 0.9%
Nighthawk Radiology Holdings, Inc.*	68,000	491,640

Networking Products - 2.4%
Extreme Networks*	144,500	404,600
Hypercom Corp.*	161,800	501,580
Switch & Data Facilities Co., Inc.*	34,600	470,906
		1,377,086
Non-Ferrous Metals - 2.0%
Brush Engineered Materials, Inc.*	21,800	533,228
Horsehead Holding Corp.*	51,900	608,268
		1,141,496
Office Supplies & Forms - 1.2%
ACCO Brands Corp.*	94,100	679,402

Oil Companies-Exploration & Production - 4.1%
Carrizo Oil & Gas, Inc.*	12,100	296,329
Clayton Williams Energy, Inc.*	14,400	433,728
Gulfport Energy Corp.*	81,500	712,310
Stone Energy Corp.*	54,400	887,264
		2,329,631
Oil Field Machine & Equipment - 1.3%
Gulf Island Fabrication, Inc.	16,100	301,714
T-3 Energy Services, Inc.*	23,800	468,860
		770,574
Oil-Field Services - 1.6%
Hornbeck Offshore Services, Inc.*	19,200	529,152
Trico Marine Services, Inc.*	52,900	408,388
		937,540
Paper & Related Products - 2.9%
Boise, Inc.*	159,800	843,744
Clearwater Paper Corp.*	11,500	475,295
KapStone Paper & Packaging Corp.*	45,400	369,556
		1,688,595
Pharmacy Services - 1.6%
BioScrip, Inc.*	68,500	463,060
Clarient, Inc.*	106,000	446,260
		909,320
Physical Practice Management - 1.6%
American Dental Partners, Inc.*	33,400	467,600
IPC The Hospitalist Co., Inc.*	14,800	465,460
		933,060
Property/Casualty Insurance - 1.0%
Meadowbrook Insurance Group, Inc.	79,000	584,600

Recycling - 1.0%
Metalico, Inc.*	137,500	573,375

Retail-Automobile - 0.8%
America’s Car-Mart, Inc.*	19,500	467,025

Retail-Restaurants - 3.4%
AFC Enterprises, Inc.*	54,300	457,206
Caribou Coffee Co., Inc.*	56,700	409,374
Carrols Restaurant Group, Inc.*	53,200	402,192
Einstein Noah Restaurant Group, Inc.*	39,500	475,580
O’Charleys, Inc.*	22,700	212,699
		1,957,051
Retail-Sporting Goods - 0.9%
Big 5 Sporting Goods Corp.	32,400	489,240

Satellite Telecommunications - 1.1%
Hughes Communications, Inc.*	20,200	612,868

Semiconductor Components-Integrated Circuits - 3.9%
Anadigics, Inc.*	89,900	423,429
Cirrus Logic, Inc.*	82,700	459,812
O2Micro International, Ltd. - ADR*	80,170	420,893
Pericom Semiconductor Corp.*	35,700	350,217
Techwell, Inc.*	52,700	578,646
		2,232,997
Semiconductor Equipment - 0.3%
Nanometrics, Inc.*	23,500	154,395

Steel-Producers - 1.0%
Olympic Steel, Inc.	20,400	585,276

Telecommunication Equipment - 0.8%
Anaren, Inc.*	26,300	447,100

Textile-Apparel - 1.2%
Perry Ellis International, Inc.*	43,100	691,324

Therapeutics - 0.4%
Inspire Pharmaceuticals, Inc.*	41,600	217,152

Transactional Software - 0.8%
Bottomline Technologies, Inc.*	35,700	460,530

Transport-Air Freight - 0.7%
Atlas Air Worldwide Holdings, Inc.*	12,700	406,019

Transport-Marine - 1.5%
Safe Bulkers, Inc.	62,300	505,876
Star Bulk Carriers Corp.	98,200	341,736
		847,612
Transport-Services - 0.7%
Vitran Corp., Inc.*	41,700	376,134

Transport-Truck - 0.7%
Saia, Inc.*	26,200	421,296

See Accompanying Notes to Financial Statements.

U.S. MICRO CAP FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009
	Number of
	Shares	Value
Water Treatment Systems - 0.9%
RINO International Corp.*	23,800	$503,132

Web Hosting/Design - 0.9%
Terremark Worldwide, Inc.*	81,900	509,418

Wire & Cable Products - 0.8%
Fushi Copperweld, Inc.*	56,000	473,760
Total Common Stock (Cost: $44,950,480)		56,039,966

	Principal
	Amount
Short Term Investments - 1.9%

Time Deposit - 1.9%
Citibank London 0.030%, 10/01/09
(Cost: $1,121,915)	$1,121,915	1,121,915
Total Investments - 99.8% (Cost: $46,072,395)		57,161,881
Other Assets in Excess of Liabilities - 0.2%		101,250
Net Assets - 100.0%		$57,263,131

* Non-income producing securities.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009
Percent of
Sector	Net Assets
Consumer, Non-cyclical	25.2%
Technology	19.9
Industrial	12.5
Consumer, Cyclical	11.9
Basic Materials	9.0
Communications	9.0
Energy	7.7
Financial	2.7
Short Term Investments	1.9
Total Investments	99.8
Other assets in excess of liabilities	0.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. EMERGING GROWTH FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

Market Overview: U.S. equities registered substantial gains during the six months ended September 30, 2009. Signs that the worst of the recession had passed helped lift stocks higher across sectors, styles and capitalization ranges. Small-cap stocks did especially well, supported by strong inflows into small-cap funds.

The credit markets thawed considerably, thanks in large part to the aggressive actions taken by the Treasury and Federal Reserve last fall and winter. As confidence in the financial system grew, companies had easier and cheaper access to credit. They took advantage of the more favorable conditions, issuing approximately $700 billion of debt in the first nine months of 2009 — a 38% increase over the same period the previous year.

Households seemed more intent on paring back borrowing and spending, and consumer credit fell by a record $21.5 billion in July. A driving force behind the decline was the rising unemployment rate, which reached a twenty-six year high. However, unemployment is a lagging indicator, and less backward-looking statistics suggested that the economy was on the mend. New home sales picked up, industrial production increased and second-quarter GDP contracted at a better-than-expected 0.7% annual rate. As the period drew to a close — almost exactly one year after the credit crisis had erupted — economists were expecting that GDP would grow by approximately 3% in the third quarter.

Performance: During the six months ended September 30, 2009, the Fund’s Class I shares gained 57.06%, outperforming the 43.06% increase in the Russell 2000 Growth Index.

Portfolio Specifics: The Fund’s outperformance was due to stock selection, which added value in nearly every sector. Stock selection was strongest in energy, where top-performing holdings included Massey Energy and Helix Energy Solutions. Massey, a coal producer, is seeing strong demand from India, which is increasing its steelmaking capacity. Helix, a diversified energy firm, benefited from an improved liquidity position and favorable production outlook. Stock selection was also especially strong in the information technology, industrials and materials sectors. For example, TriQuint Semiconductor was another top performer in the Fund. The company makes radio frequency modules used in wireless handsets and is winning business in the fast-growing smartphone market.

Areas of relative weakness included stock selection in the health care sector. One notable detractor was a medical device manufacturer facing lower payments from insurance companies.

Market Outlook: While it is widely believed that the recession is over, we think that the economic recovery will be muted due to the high unemployment rate and large federal deficit. That said, several factors could fuel additional gains in the stock market over the months ahead, including:

•           Expectations for a strong rebound in corporate earnings in 2010
•           Potential for investors to move some of the $3.4 trillion sitting in low-yielding money market funds into equities
•           Indications from the Fed that it plans to keep interest rates low for an extended period of time

By consistently applying our bottom-up investment process in this environment, we believe we will continue to add value to the benchmark.

Comparison of Change in Value of a $250,000 Investment in U.S. Emerging Growth Fund Class I Shares with the Russell 2000 Growth Index.

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
U.S. Emerging Growth Fund Class I	–2.54%	5.78%	0.81%
Russell 2000 Growth Index	–6.32%	2.91%	1.10%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 2000 Growth Index for the periods indicated. The Fund calculates performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Index returns include reinvestment of dividends. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expense of investing. One cannot invest directly in an index.

Since markets can go down as well as up, investment returns and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009
	Number of
	Shares	Value
Common Stock - 96.8%

Aerospace/Defense - 0.5%
Cubic Corp.	2,000	$78,940

Aerospace/Defense-Equipment - 1.3%
AAR Corp.*	4,900	107,506
BE Aerospace, Inc.*	5,400	108,756
		216,262
Agricultural Operations - 0.7%
The Andersons, Inc.	3,300	116,160

Airlines - 0.5%
Hawaiian Holdings, Inc.*	9,700	80,122

Apparel Manufacturers - 1.8%
Carter’s, Inc.*	3,600	96,120
Jones Apparel Group, Inc.	6,400	114,752
Quiksilver, Inc.*	32,300	88,825
		299,697
Applications Software - 1.5%
Compuware Corp.*	11,500	84,295
Ebix, Inc.*	3,100	171,616
		255,911
Auto/Truck Parts & Equipment-Original - 1.6%
American Axle & Manufacturing
Holdings, Inc.*	15,200	107,616
ArvinMeritor, Inc.*	11,600	90,712
Titan International, Inc.	9,200	81,880
		280,208
Batteries/Battery Systems - 0.5%
Greatbatch, Inc.*	4,100	92,127

Beverages-Wine/Spirits - 0.5%
Central European Distribution Corp.*	2,400	78,624

Broadcast Services/Programming - 1.1%
DG FastChannel, Inc.*	3,600	75,384
Liberty Media Corp. - Capital*	5,600	117,152
		192,536
Building-Heavy Construction - 1.8%
Chicago Bridge & Iron Co. Cl. Y*	5,900	110,212
Orion Marine Group, Inc.*	4,700	96,538
Tutor Perini Corp.*	5,000	106,500
		313,250
Casino Services - 0.7%
Bally Technologies, Inc.*	2,900	111,273

Chemicals-Specialty - 0.7%
Ashland, Inc.	2,900	125,338

Coal - 0.6%
James River Coal Co.*	5,600	107,016

Commercial Banks-Central US - 0.7%
MB Financial, Inc.	5,500	115,335

Commercial Services - 1.3%
AerCap Holdings NV*	12,200	110,654
DynCorp International, Inc. Cl. A*	5,700	102,600
		213,254
Commercial Services-Finance - 3.8%
Coinstar, Inc.*	3,100	102,238
Deluxe Corp.	6,100	104,310
Dollar Financial Corp.*	6,000	96,120
Global Cash Access Holdings, Inc.*	9,700	70,907
Net 1 UEPS Technologies, Inc.*	4,400	92,224
TNS, Inc.*	3,700	101,380
Wright Express Corp.*	2,600	76,726
		643,905
Computer Aided Design - 0.4%
Parametric Technology Corp.*	4,800	66,336

Computers-Integrated Systems - 0.6%
Netscout Systems, Inc.*	7,800	105,378

Computers-Memory Devices - 0.4%
STEC, Inc.*	2,500	73,475

Consumer Products-Miscellaneous - 1.6%
Jarden Corp.	5,400	151,578
Tupperware Brands Corp.	3,100	123,752
		275,330
Containers-Metal/Glass - 0.7%
Greif, Inc. Cl. A	2,300	126,615

Containers-Paper/Plastic - 0.8%
Rock-Tenn Co. Cl. A	2,800	131,908

Disposable Medical Products - 0.5%
Merit Medical Systems, Inc.*	5,200	90,116

Distribution/Wholesale - 0.7%
Brightpoint, Inc.*	14,200	124,250

Diversified Manufacturing Operations - 0.6%
Koppers Holdings, Inc.	3,400	100,810

Diversified Operations - 0.3%
Compass Diversified Holdings	5,200	54,444

Drug Delivery Systems - 0.9%
Nektar Therapeutics*	16,400	159,736

E-Commerce/Services - 0.5%
IAC/InterActiveCorp*	4,300	86,817

Electric Products-Miscellaneous - 0.6%
GrafTech International, Ltd.*	6,600	97,020

Electronic Components-Miscellaneous - 0.7%
Sanmina-SCI Corp.*	14,600	125,560

Electronic Components-Semiconductors - 3.1%
Amkor Technology, Inc.*	16,800	115,584
Fairchild Semiconductor
International, Inc. Cl. A*	10,300	105,369
Omnivision Technologies, Inc.*	6,600	107,448
Rovi Corp.*	3,100	104,160
Skyworks Solutions, Inc.*	7,800	103,272
		535,833
Electronic Design Automations - 0.8%
Mentor Graphics Corp.*	14,000	130,340

Enterprise Software/Services - 2.7%
Informatica Corp.*	4,200	94,836
JDA Software Group, Inc.*	5,000	109,700
Lawson Software, Inc.*	12,800	79,872
Mantech International Corp. Cl. A*	1,500	70,740
Taleo Corp. Cl. A*	4,600	104,144
		459,292
Entertainment Software - 0.5%
Take-Two Interactive Software, Inc.*	7,100	79,591

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009
Number of
	Shares	Value
Finance-Consumer Loans - 1.2%
Ocwen Financial Corp.*	7,800	$88,296
Portfolio Recovery Associates, Inc.*	2,400	108,792
		197,088
Finance-Investment Bankers/Brokers - 0.6%
MF Global, Ltd.*	13,900	101,053

Food-Canned - 0.7%
Seneca Foods Corp. Cl. A*	4,200	115,080

Food-Miscellaneous/Diversified - 1.1%
Lance, Inc.	3,400	87,788
M&F Worldwide Corp.*	4,800	97,152
		184,940
Footwear & Related Apparel - 1.0%
Deckers Outdoor Corp.*	1,300	110,305
Iconix Brand Group, Inc.*	5,200	64,844
		175,149
Hospital Beds/Equipment - 0.7%
Hill-Rom Holdings, Inc.	5,200	113,256

Human Resources - 0.6%
Emergency Medical Services Corp. Cl. A*	2,200	102,300

Instruments-Scientific - 0.6%
FEI Co.*	4,200	103,530

Insurance Brokers - 0.6%
CNinsure, Inc. - ADR	4,300	98,728

Internet Applications Software - 0.5%
Cybersource Corp.*	5,600	93,352

Internet Connectivity Services - 0.8%
AboveNet, Inc.*	2,800	136,528

Internet Infrastructure Equipment - 0.7%
Avocent Corp.*	5,900	119,593

Internet Infrastructure Software - 1.2%
AsiaInfo Holdings, Inc.*	5,200	103,844
TeleCommunication Systems, Inc. Cl. A*	12,000	100,320
		204,164
Intimate Apparel - 0.7%
The Warnaco Group, Inc.*	2,600	114,036

Life/Health Insurance - 0.6%
Delphi Financial Group, Inc. Cl. A	4,800	108,624

Machinery-Construction & Mining - 0.5%
Bucyrus International, Inc. Cl. A	2,300	81,926

Machinery-General Industry - 0.8%
Albany International Corp. Cl. A	7,300	141,620

Marine Services - 0.8%
Aegean Marine Petroleum Network, Inc.	5,700	128,250

Medical Instruments - 0.5%
NuVasive, Inc.*	2,000	83,520

Medical Labs & Testing Services - 0.4%
Bio-Reference Labs, Inc.*	1,800	61,920

Medical Products - 3.6%
Exactech, Inc.*	4,700	73,978
Haemonetics Corp.*	1,500	84,180
Hanger Orthopedic Group, Inc.*	7,900	109,573
Invacare Corp.	4,600	102,488
Orthofix International NV*	4,100	120,499
PSS World Medical, Inc.*	5,400	117,882
		608,600
Medical Sterilize Product - 0.7%
STERIS Corp.	3,700	112,665

Medical-Biomedical/Genetics - 2.7%
Human Genome Sciences, Inc.*	5,400	101,628
Incyte Corp., Ltd.*	12,200	82,350
Martek Biosciences Corp.*	2,900	65,511
Regeneron Pharmaceuticals, Inc.*	4,200	81,060
Seattle Genetics, Inc.*	9,800	137,494
		468,043
Medical-Drugs - 1.0%
Eurand NV*	6,000	90,840
Hi-Tech Pharmacal Co., Inc.*	3,800	85,272
		176,112
Medical-HMO - 0.5%
WellCare Health Plans, Inc.*	3,800	93,670

Medical-Outpatient/Home Medical Care - 0.5%
Almost Family, Inc.*	2,700	80,325

Metal-Aluminum - 0.4%
Century Aluminum Co.*	7,900	73,865

Multi-line Insurance - 0.8%
Unitrin, Inc.	6,900	134,481

Oil & Gas Drilling - 1.2%
Atlas Energy, Inc.	4,000	108,280
Atwood Oceanics, Inc.*	2,700	95,229
		203,509
Oil Companies-Exploration & Production - 3.5%
ATP Oil & Gas Corp.*	8,400	150,276
Berry Petroleum Co. Cl. A	3,700	99,086
Gran Tierra Energy, Inc.*	21,300	88,608
Mariner Energy, Inc.*	6,200	87,916
Stone Energy Corp.*	8,500	138,635
W&T Offshore, Inc.	2,600	30,446
		594,967
Oil-Field Services - 3.0%
Global Industries, Ltd.*	13,100	124,450
Helix Energy Solutions Group, Inc.*	7,500	112,350
Hercules Offshore, Inc.*	13,300	65,303
Hornbeck Offshore Services, Inc.*	3,800	104,728
Tetra Technologies, Inc.*	10,500	101,745
		508,576
Paper & Related Products - 3.0%
Boise, Inc.*	34,000	179,520
Clearwater Paper Corp.*	3,100	128,123
Domtar Corp.*	3,500	123,270
Schweitzer-Mauduit International, Inc.	1,600	86,976
		517,889
Pharmacy Services - 0.5%
Catalyst Health Solutions, Inc.*	2,800	81,620

Physical Practice Management - 0.6%
IPC The Hospitalist Co., Inc.*	3,100	97,495

Physical Therapy/Rehabilitation Centers - 0.5%
RehabCare Group, Inc.*	4,200	91,098

Property/Casualty Insurance - 0.6%
Amtrust Financial Services, Inc.	8,900	101,549

See Accompanying Notes to Financial Statements.

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
Publishing-Books - 0.6%
Scholastic Corp.	4,000	$97,360

Real Estate Management/Service - 1.2%
E-House China Holdings, Ltd. - ADR*	5,300	113,208
Jones Lang LaSalle, Inc.	2,000	94,740
		207,948
Recreational Centers - 0.7%
Life Time Fitness, Inc.*	4,000	112,200

Reinsurance - 0.5%
Maiden Holdings, Ltd.	12,500	90,875

Rental Auto/Equipment - 0.8%
United Rentals, Inc.*	13,500	139,050

Retail-Apparel/Shoe - 4.6%
AnnTaylor Stores Corp.*	8,200	130,298
Collective Brands, Inc.*	6,200	107,446
Genesco, Inc.*	4,800	115,536
Guess ?, Inc.	2,600	96,304
Hanesbrands, Inc.*	5,000	107,000
Phillips-Van Heusen Corp.	2,700	115,533
The Finish Line, Inc. Cl. A	10,600	107,696
		779,813
Retail-Office Supplies - 0.7%
OfficeMax, Inc.*	9,100	114,478

Retail-Perfume & Cosmetics - 0.5%
Sally Beauty Holdings, Inc.*	12,200	86,742

Retail-Restaurants - 1.4%
Buffalo Wild Wings, Inc.*	1,800	74,898
CKE Restaurants, Inc.	8,400	88,116
Cracker Barrel Old Country Store, Inc.	2,400	82,560
		245,574
Retail-Sporting Goods - 0.5%
Big 5 Sporting Goods Corp.	5,300	80,030

Rubber-Tires - 0.8%
Cooper Tire & Rubber Co.	7,300	128,334

Satellite Telecommunications - 0.6%
GeoEye, Inc.*	3,800	101,840

Semiconductor Components-Integrated Circuits - 2.7%
Cirrus Logic, Inc.*	18,000	100,080
Himax Technologies, Inc. - ADR	23,000	76,590
Integrated Device Technology, Inc.*	14,300	96,668
Pericom Semiconductor Corp.*	9,400	92,214
TriQuint Semiconductor, Inc.*	13,400	103,448
		469,000
Semiconductor Equipment - 0.5%
Tessera Technologies, Inc.*	2,900	80,881

Telecommunication Equipment - 0.9%
ADC Telecommunications, Inc.*	11,100	92,574
CommScope, Inc.*	2,300	68,839
		161,413
Telecommunication Equipment-Fiber Optics - 0.5%
Finisar Corp.*	9,400	90,992

Therapeutics - 0.4%
Onyx Pharmaceuticals, Inc.*	2,500	74,925

Transactional Software - 0.6%
Solera Holdings, Inc.	3,400	105,774

Transport-Air Freight - 0.8%
Atlas Air Worldwide Holdings, Inc.*	4,200	134,274

Transport-Marine - 0.7%
Genco Shipping & Trading, Ltd.*	5,800	120,524

Transport-Rail - 0.5%
Kansas City Southern*	3,400	90,066

Transport-Truck - 0.5%
Saia, Inc.*	4,800	77,184

Web Portals/ISP - 0.5%
United Online, Inc.	11,600	93,264

Wire & Cable Products - 0.5%
Fushi Copperweld, Inc.*	10,800	91,368

Wireless Equipment - 1.1%
InterDigital, Inc.*	3,600	83,376
RF Micro Devices, Inc.*	18,200	98,826
		182,202
Total Common Stock (Cost: $13,339,096)		16,508,041

Limited Partnerships - 0.6%

Pipelines - 0.6%
Targa Resources Partners LP
(Cost $78,695)	5,600	105,056

	Principal
	Amount
Short Term Investments - 3.2%
Time Deposit - 3.2%
Citibank Nassau 0.030%, 10/01/09
(Cost: $544,711)	$544,711	544,711
Total Investments - 100.6% (Cost: $13,962,502)		17,157,808
Liabilities in Excess of Other Assets - (0.6%)		(95,199)
Net Assets - 100.0%		$17,062,609

* Non-income producing securities.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009
Percent of
Sector	Net Assets
Consumer, Non-cyclical	25.9%
Consumer, Cyclical	16.2
Technology	13.8
Industrial	12.4
Communications	9.0
Energy	8.9
Financial	6.8
Basic Materials	4.1
Diversified	0.3
Short Term Investments	3.2
Total Investments	100.6
Liabilities in excess of other assets	(0.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. SMALL TO MID CAP GROWTH FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Small to Mid Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with small to mid (SMID) market capitalizations similar to the Russell 2500 Growth Index at time of purchase.

Market Overview: The rally in the U.S. equity market that began in March continued throughout the six months ended September 30, 2009. The rebound was broad-based, although small- and mid-caps outpaced large caps and value stocks beat growth stocks. The outperformance of value stocks was driven by the strong performance of financials, which have a higher weight in the value indexes.

Some of the key factors fueling the market’s gains were:

•	Recovery in the credit markets, illustrated by the 9.1% narrowing in spreads between yields on Treasury securities and high-yield bonds
•	Evidence that the economy was coming out of the recession, including the first expansion in manufacturing activity in 19 months
•	Better-than-expected earnings for mid- and large-cap stocks, albeit off low expectations

Within the small- and mid-cap growth segment of the market, as measured by the Russell 2500 Growth Index, every sector posted a substantial gain. Energy stocks delivered the best results, supported by a 42% increase in the price of oil. Information technology was the second-best performing sector. Tech firms receive a relatively large percentage of revenues from abroad, and are benefiting from foreign growth prospects, the decline in the U.S. dollar and global inventory restocking.

Performance: The Fund’s Class I shares gained 48.52% from April 1 to September 30, 2009. The Fund outperformed the Russell 2500 Growth Index, which rose 42.70%.

Portfolio Specifics: Consistent with our bottom-up investment process, the Fund’s outperformance was due to stock selection. Stock selection was particularly strong in the information technology, energy and materials sectors. Top-performing positions included STEC, a supplier of data storage devices that has posted healthy revenue growth throughout the recession; Global Industries, an offshore oilfield construction firm demonstrating good cost control; and Ashland, a diversified chemical and transportation company with significant free cash flow. Tupperware Brands, a direct seller of household products, was another strong performer. Tupperware benefited from a positive growth outlook, especially in emerging markets where it derives 50% of its revenues.

The primary area of relative weakness was stock selection in the health care sector, where a biotech firm that missed sales expectations detracted.

Market Outlook: While it is widely believed that the recession is over, we think that the economic recovery will be muted due to the high unemployment rate and large federal deficit. That said, several factors could fuel additional gains in the stock market over the months ahead, including:

•	Expectations for a strong rebound in corporate earnings in 2010
•	Potential for investors to move some of the $3.4 trillion sitting in low-yielding money market funds into equities
•	Indications from the Fed that it plans to keep interest rates low for an extended period of time

As events unfold, we are confident that our research-driven approach will continue to identify interesting growth companies to own in the Fund.

Comparison of Change in Value of a $250,000 Investment in U.S. Small to Mid Cap Growth Fund Class I Shares with the Russell 2500 Growth Index.

Annualized Total Returns As of 9/30/09
		Since
	1 Year	Inception
U.S. Small to Mid Cap Growth
Fund Class I	–3.13%	–9.51%
Russell 2500 Growth Index	–3.08%	–9.40%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares with the Russell 2500 Growth Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The Class I shares commenced operations on July 31, 2007. The total returns shown above do not show the effects of income taxes on an individuals’ investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2500 Growth Index is an unmanaged index comprised of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index is an unmanaged index generally representative of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Unless otherwise noted, index returns reflect the reinvestment of income, dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

Investors may not make direct investments into any index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell shares.

U.S. SMALL TO MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009
Number of
	Shares	Value
Common Stock - 98.4%

Agricultural Operations - 0.6%
The Andersons, Inc.	800	$28,160

Apparel Manufacturers - 1.2%
Jones Apparel Group, Inc.	1,700	30,481
Quiksilver, Inc.*	9,000	24,750
		55,231
Applications Software - 4.1%
China TransInfo Technology Corp.*	4,300	40,678
Compuware Corp.*	4,230	31,006
Ebix, Inc.*	1,000	55,360
Nuance Communications, Inc.*	1,970	29,471
Red Hat, Inc.*	1,100	30,404
		186,919
Auto/Truck Parts & Equipment-Original - 1.2%
American Axle & Manufacturing
Holdings, Inc.*	3,700	26,196
ArvinMeritor, Inc.*	3,700	28,934
		55,130
Auto-Medium & Heavy Duty Trucks - 0.4%
Navistar International Corp.*	500	18,710

Batteries/Battery Systems - 0.7%
Energizer Holdings, Inc.*	500	33,170

Broadcast Services/Programming - 2.0%
Acacia Research - Acacia Technologies*	3,800	33,098
DG FastChannel, Inc.*	1,300	27,222
Liberty Media Corp. - Capital*	1,600	33,472
		93,792
Building-Heavy Construction - 0.6%
Chicago Bridge & Iron Co. Cl. Y*	1,600	29,888

Casino Services - 0.7%
Bally Technologies, Inc.*	800	30,696

Cellular Telecommunications - 0.6%
Cellcom Israel, Ltd.	900	27,387

Chemicals-Specialty - 0.8%
Ashland, Inc.	900	38,898

Coal - 1.8%
James River Coal Co.*	1,400	26,754
Massey Energy Co.	1,000	27,890
Walter Energy, Inc.	500	30,030
		84,674
Commercial Services - 2.7%
AerCap Holdings NV*	3,800	34,466
Alliance Data Systems Corp.*	500	30,540
DynCorp International, Inc. Cl. A*	1,700	30,600
StarTek, Inc.*	3,500	30,380
		125,986
Commercial Services-Finance - 3.4%
Deluxe Corp.	1,600	27,360
Dollar Financial Corp.*	2,000	32,040
Global Cash Access Holdings, Inc.*	3,200	23,392
Net 1 UEPS Technologies, Inc.*	1,200	25,152
TNS, Inc.*	1,100	30,140
Wright Express Corp.*	700	20,657
		158,741
Computers-Memory Devices - 1.3%
STEC, Inc.*	700	20,573
Xyratex, Ltd.*	3,900	37,089
		57,662
Consumer Products-Miscellaneous - 2.4%
Jarden Corp.	1,700	47,719
Scotts Miracle-Gro Co. Cl. A	700	30,065
Tupperware Brands Corp.	800	31,936
		109,720
Containers-Metal/Glass - 0.8%
Greif, Inc. Cl. A	700	38,535

Containers-Paper/Plastic - 0.7%
Rock-Tenn Co. Cl. A	710	33,448

Diagnostic Kits - 0.7%
Inverness Medical Innovations, Inc.*	800	30,984

Direct Marketing - 0.7%
APAC Customer Services, Inc.*	5,600	33,096

Disposable Medical Products - 0.6%
ICU Medical, Inc.*	750	27,645

Distribution/Wholesale - 0.8%
Brightpoint, Inc.*	4,200	36,750

Diversified Manufacturing Operations - 1.3%
Koppers Holdings, Inc.	900	26,685
Textron, Inc.	1,700	32,266
		58,951
E-Commerce/Services - 1.3%
IAC/InterActiveCorp*	1,400	28,266
Liberty Media Corp. - Interactive*	2,800	30,716
		58,982
Electric Products-Miscellaneous - 0.6%
GrafTech International, Ltd.*	1,800	26,460

Electronic Components-Miscellaneous - 0.7%
Sanmina-SCI Corp.*	3,900	33,540

Electronic Components-Semiconductors - 3.2%
Amkor Technology, Inc.*	4,500	30,960
Fairchild Semiconductor
International, Inc. Cl. A*	2,900	29,667
LSI Corp.*	5,210	28,603
Rovi Corp.*	970	32,592
Skyworks Solutions, Inc.*	1,940	25,686
		147,508
Electronic Design Automations - 0.6%
Mentor Graphics Corp.*	3,000	27,930

Engineering/R & D Services - 1.2%
KBR, Inc.	1,100	25,619
McDermott International, Inc.*	1,100	27,797
		53,416
Enterprise Software/Services - 1.8%
Informatica Corp.*	1,300	29,354
Mantech International Corp. Cl. A*	450	21,222
Sybase, Inc.*	800	31,120
		81,696
Finance-Consumer Loans - 1.3%
Ocwen Financial Corp.*	3,200	36,224
Portfolio Recovery Associates, Inc.*	550	24,932
		61,156
See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009
	Number of
	Shares	Value
Finance-Investment Bankers/Brokers - 0.6%
MF Global, Ltd.*	3,800	$27,626

Food-Canned - 0.7%
Seneca Foods Corp. Cl. A*	1,200	32,880

Food-Miscellaneous/Diversified - 1.3%
Lance, Inc.	1,200	30,984
M&F Worldwide Corp.*	1,500	30,360
		61,344
Footwear & Related Apparel - 0.4%
Iconix Brand Group, Inc.*	1,600	19,952

Home Decoration Products - 0.7%
Newell Rubbermaid, Inc.	2,100	32,949

Hospital Beds/Equipment - 0.8%
Hill-Rom Holdings, Inc.	1,600	34,848

Hotels & Motels - 0.6%
Wyndham Worldwide Corp.	1,700	27,744

Insurance Brokers - 0.5%
CNinsure, Inc. - ADR	1,100	25,256

Internet Applications Software - 0.6%
Cybersource Corp.*	1,650	27,506

Internet Connectivity Services - 0.8%
AboveNet, Inc.*	800	39,008

Internet Infrastructure Equipment - 0.6%
Avocent Corp.*	1,470	29,797

Internet Infrastructure Software - 0.6%
AsiaInfo Holdings, Inc.*	1,300	25,961

Internet Security - 0.7%
McAfee, Inc.*	780	34,156

Intimate Apparel - 0.7%
The Warnaco Group, Inc.*	700	30,702

Investment Management/Advisor Services - 0.6%
Affiliated Managers Group, Inc.*	400	26,004

Life/Health Insurance - 0.7%
Delphi Financial Group, Inc. Cl. A	1,400	31,682

Machinery-Construction & Mining - 0.5%
Bucyrus International, Inc. Cl. A	700	24,934

Machinery-General Industry - 0.9%
Albany International Corp. Cl. A	2,100	40,740

Marine Services - 0.7%
Aegean Marine Petroleum Network, Inc.	1,500	33,750

Medical Instruments - 1.1%
Edwards Lifesciences Corp.*	350	24,468
NuVasive, Inc.*	600	25,056
		49,524
Medical Products - 2.1%
Haemonetics Corp.*	500	28,060
Hanger Orthopedic Group, Inc.*	2,200	30,514
PSS World Medical, Inc.*	1,800	39,294
		97,868
Medical Sterilize Product - 0.7%
STERIS Corp.	1,000	30,450

Medical-Biomedical/Genetics - 4.4%
Alexion Pharmaceuticals, Inc.*	530	23,606
Bio-Rad Laboratories, Inc. Cl. A*	330	30,321
Human Genome Sciences, Inc.*	1,000	18,820
Illumina, Inc.*	640	27,200
Incyte Corp., Ltd.*	2,800	18,900
Life Technologies Corp.*	700	32,585
Martek Biosciences Corp.*	800	18,072
Vertex Pharmaceuticals, Inc.*	900	34,110
		203,614
Medical-Drugs - 0.9%
Biovail Corp.	2,600	40,118

Medical-Generic Drugs - 0.7%
Mylan, Inc.*	2,000	32,020

Medical-HMO - 0.6%
WellCare Health Plans, Inc.*	1,100	27,115

Medical-Hospitals - 0.8%
Community Health Systems, Inc.*	1,100	35,123

Metal-Aluminum - 0.4%
Century Aluminum Co.*	2,200	20,570

Oil & Gas Drilling - 1.4%
Atlas Energy, Inc.*	1,200	32,484
Atwood Oceanics, Inc.*	850	29,979
		62,463
Oil Companies-Exploration & Production - 3.6%
ATP Oil & Gas Corp.*	1,900	33,991
Berry Petroleum Co. Cl. A	1,000	26,780
Comstock Resources, Inc.*	700	28,056
Gran Tierra Energy, Inc.*	7,400	30,784
Stone Energy Corp.*	2,300	37,513
W&T Offshore, Inc.	800	9,368
		166,492
Oil-Field Services - 2.4%
Global Industries, Ltd.*	3,600	34,200
Hercules Offshore, Inc.*	3,600	17,676
Hornbeck Offshore Services, Inc.*	900	24,804
Tetra Technologies, Inc.*	3,300	31,977
		108,657
Paper & Related Products - 2.9%
Boise, Inc.*	7,600	40,128
Clearwater Paper Corp.*	800	33,064
Domtar Corp.*	1,100	38,742
Schweitzer-Mauduit International, Inc.	400	21,744
		133,678
Physical Practice Management - 0.6%
IPC The Hospitalist Co., Inc.*	820	25,789

Printing-Commercial - 1.0%
RR Donnelley & Sons Co.	2,100	44,646

Property/Casualty Insurance - 0.7%
Amtrust Financial Services, Inc.	2,730	31,149

Publishing-Books - 0.7%
Scholastic Corp.	1,300	31,642

Publishing-Newspapers - 0.7%
Gannett Co., Inc.	2,500	31,275

See Accompanying Notes to Financial Statements.

U.S. SMALL TO MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
Real Estate Management/Service - 1.4%
E-House China Holdings, Ltd. - ADR*	1,500	$32,040
Jones Lang LaSalle, Inc.	700	33,159
		65,199
Recreational Centers - 0.7%
Life Time Fitness, Inc.*	1,100	30,855

Reinsurance - 0.6%
Maiden Holdings, Ltd.	4,100	29,807

Respiratory Products - 0.6%
ResMed, Inc.*	580	26,216

Retail-Apparel/Shoe - 3.6%
AnnTaylor Stores Corp.*	2,100	33,369
Genesco, Inc.*	1,400	33,698
Guess ?, Inc.	1,000	37,040
Hanesbrands, Inc.*	1,400	29,960
Phillips-Van Heusen Corp.	700	29,953
		164,020
Retail-Office Supplies - 0.6%
OfficeMax, Inc.*	2,200	27,676

Retail-Restaurants - 0.5%
Buffalo Wild Wings, Inc.*	530	22,053

Rubber-Tires - 1.6%
Cooper Tire & Rubber Co.	2,200	38,676
Goodyear Tire & Rubber Co.*	2,100	35,763
		74,439
Satellite Telecommunications - 0.8%
GeoEye, Inc.*	1,300	34,840

Semiconductor Components-Integrated Circuits - 1.1%
Integrated Device Technology, Inc.*	3,800	25,688
TriQuint Semiconductor, Inc.*	3,450	26,634
		52,322
Semiconductor Equipment - 1.1%
Teradyne, Inc.*	3,200	29,600
Tessera Technologies, Inc.*	800	22,312
		51,912
Telecommunication Equipment - 0.6%
CommScope, Inc.*	900	26,937

Transport-Air Freight - 0.8%
Atlas Air Worldwide Holdings, Inc.*	1,200	38,364

Transport-Marine - 0.6%
Genco Shipping & Trading, Ltd.*	1,400	29,092

Transport-Rail - 0.6%
Kansas City Southern*	1,100	29,139

Transport-Truck - 1.1%
Con-way, Inc.	700	26,824
Saia, Inc.*	1,400	22,512
		49,336
Vitamins & Nutrition Products - 0.8%
Herbalife, Ltd.	1,100	36,014

Web Portals/ISP - 0.6%
United Online, Inc.	3,200	25,728

Wire & Cable Products - 0.7%
Fushi Copperweld, Inc.*	3,600	30,456

Wireless Equipment - 0.5%
RF Micro Devices, Inc.*	4,600	24,978
Total Common Stock (Cost: $3,535,018)		4,533,276

Limited Partnerships - 0.6%

Pipelines - 0.6%
Targa Resources Partners LP
(Cost $21,342)	1,600	30,016

	Principal
	Amount
Short Term Investments - 2.4%

Time Deposit - 2.4%
Citibank London 0.030%, 10/01/09
(Cost: $109,415)	$109,415	109,415
Total Investments - 101.4% (Cost: $3,665,775)		4,672,707
Liabilities in Excess of Other Assets - (1.4%)		(66,600)
Net Assets - 100.0%		$4,606,107

ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009
Percent of
Sector	Net Assets
Consumer, Non-cyclical	28.2%
Consumer, Cyclical	13.7
Technology	13.2
Communications	11.8
Industrial	11.8
Energy	9.8
Financial	6.4
Basic Materials	4.1
Short Term Investments	2.4
Total Investments	101.4
Liabilities in excess of other assets	(1.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

Management Team: James Li, Ph.D., CFA, Portfolio Manager; Jane Edmondson, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the Russell 1000 Growth Index at time of purchase.

Market Overview: U.S. stocks posted dramatic gains during the six months ended September 30, 2009. In stark contrast to the panic coursing through the market last fall and winter, the period was characterized by rising appetites for risk. Investors jumped back into equities as the economy stabilized and corporate earnings beat expectations.

Government reports revealed brightening conditions in the consumer and manufacturing sectors, including the first back-to-back gain in industrial production since the start of the recession. The Federal Reserve held its key policy rate at 0.00% to 0.25% and continued adding liquidity to the financial system through special lending programs and asset purchases. The credit markets opened up, and corporate borrowers took advantage of cheaper lending rates and strong investor demand.

S&P 500 companies reported their eighth consecutive quarter of negative earnings growth, with first- and second-quarter earnings falling 35.6% and 27.3%, respectively. However, expectations were so low that even these weak numbers surprised on the upside.

Positive investor sentiment lifted stock prices higher across all major sectors, styles and capitalization segments of the market. Many of the stocks that performed the best were stocks of companies with the shakiest earnings prospects and balance sheets which had been hit especially hard during the credit crisis.

Performance: The Fund’s Class I shares gained 24.49% in the six months ended September 30, 2009 and the Russell 1000 Growth Index rose 32.57%.

Portfolio Specifics: All sectors in the Fund had strong positive returns, led by information technology. Three of our best-performing stocks were Apple Computer, Microsoft and Google.

While the Fund had a significant gain, it trailed the index because our systematic, model-based investment style was out of favor. The underperformance was concentrated in the first half of the period when two headwinds worked against us. First, the financial market had been driven primarily by macroeconomic news and government actions rather than company fundamentals, while our model focuses on company fundamentals. So our model struggled this period when there was a disconnect between fundamentals and stock prices and stocks with weaker fundamentals outperformed.

The second headwind was the speed at which expectations about the economy changed. In short order, investors went from thinking that the economy was in a freefall to believing it was on the mend. Inflection points like these are challenging for model-based strategies.

On a positive note, the market started to refocus on fundamentals toward the end of the period, and the Fund’s relative performance improved.

Market Outlook: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes, nor results in, a forecast or outlook on the overall market, but expects to perform equally well in both up and down markets versus the Russell 1000 Growth Index.

We are confident that the Fund’s proprietary stock selection model, in conjunction with its risk-controlled approach to portfolio construction, will add value above the index over time.

Comparison of Change in Value of a $250,000 Investment in U.S. Systematic Large Cap Growth Fund Class I Shares with the Russell 1000 Growth Index.

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
U.S. Systematic Large Cap
Growth Fund Class I	–8.83%	1.85%	–5.70%
Russell 1000 Growth Index	–1.85%	1.86%	–2.56%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 1000 Growth Index for the periods indicated. The Fund’s Class I shares calculate its performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results. Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

Number of
	Shares	Value
Common Stock - 98.0%
Aerospace/Defense - 2.9%
Lockheed Martin Corp.	500	$39,040
Raytheon Co.	2,500	119,925
		158,965
Agricultural Operations - 0.8%
Archer-Daniels-Midland Co.	1,600	46,752

Applications Software - 5.2%
Microsoft Corp.	11,000	284,790

Auto-Cars/Light Trucks - 0.8%
Ford Motor Co.*	6,200	44,702

Beverages-Non-alcoholic - 3.7%
Coca-Cola Co.	1,100	59,070
Coca-Cola Enterprises, Inc.	4,400	94,204
PepsiCo, Inc.	900	52,794
		206,068
Cable TV - 0.5%
DISH Network Corp. Cl. A*	1,500	28,890

Computer Services - 1.0%
Cognizant Technology Solutions Corp. Cl. A*	1,400	54,124

Computers - 10.8%
Apple, Inc.*	1,200	222,444
Hewlett-Packard Co.	3,300	155,793
International Business Machines Corp.	1,800	215,298
		593,535
Computers-Memory Devices - 3.3%
EMC Corp./Massachusetts*	5,200	88,608
NetApp, Inc.*	1,100	29,348
Western Digital Corp.*	1,700	62,101
		180,057
Containers-Metal/Glass - 2.2%
Ball Corp.	800	39,360
Owens-Illinois, Inc.*	2,200	81,180
		120,540
Cosmetics & Toiletries - 2.1%
Procter & Gamble Co.	2,000	115,840

Diversified Manufacturing Operations - 1.7%
3M Co.	700	51,660
General Electric Co.	2,500	41,050
		92,710
E-Commerce/Services - 2.7%
eBay, Inc.*	2,400	56,664
Expedia, Inc.*	1,200	28,740
Liberty Media Corp. - Interactive*	2,700	29,619
priceline.com, Inc.*	200	33,164
		148,187
Electric-Integrated - 1.0%
PG&E Corp.	1,300	52,637

Electronic Components-Semiconductors - 6.0%
Broadcom Corp. Cl. A*	2,400	73,656
Intel Corp.	3,800	74,366
ON Semiconductor Corp.*	5,700	47,025
Rovi Corp.*	1,700	57,120
Texas Instruments, Inc.	3,400	80,546
		332,713
Enterprise Software/Services - 3.9%
BMC Software, Inc.*	1,000	37,530
Oracle Corp.	8,400	175,056
		212,586
Finance-Investment Bankers/Brokers - 1.7%
The Goldman Sachs Group, Inc.	500	92,175

Finance-Other Services - 1.0%
The Nasdaq OMX Group*	2,500	52,625

Food-Miscellaneous/Diversified - 1.0%
Kraft Foods, Inc. Cl. A	2,000	52,540

Gas-Distribution - 0.5%
Centerpoint Energy, Inc.	2,200	27,346

Gold Mining - 0.5%
Newmont Mining Corp.	600	26,412

Life/Health Insurance - 1.0%
Prudential Financial, Inc.*	1,100	54,901

Medical Information Systems - 0.8%
Cerner Corp.*	600	44,880

Medical Instruments - 0.8%
Medtronic, Inc.	1,200	44,160

Medical Products - 2.4%
Johnson & Johnson	2,200	133,958

Medical-Biomedical/Genetics - 1.1%
Amgen, Inc.	1,000	60,230

Medical-Drugs - 5.6%
Abbott Laboratories	1,600	79,152
Bristol-Myers Squibb Co.	4,200	94,584
Forest Laboratories, Inc.*	1,400	41,216
Schering-Plough Corp.	3,400	96,050
		311,002
Medical-Generic Drugs - 0.5%
Mylan, Inc.*	1,800	28,818

Medical-HMO - 1.3%
UnitedHealth Group, Inc.*	1,600	40,064
WellPoint, Inc.*	700	33,152
		73,216
Medical-Whosale Drug Distributors - 0.7%
AmerisourceBergen Corp. Cl. A	1,800	40,284

Multi-line Insurance - 1.2%
ACE, Ltd.*	1,200	64,152

Networking Products - 4.3%
Cisco Systems, Inc.*	10,100	237,754

Oil & Gas Drilling - 0.5%
ENSCO International, Inc.	700	29,778

Oil Companies-Exploration & Production - 1.6%
Southwestern Energy Co.*	1,300	55,484
XTO Energy, Inc.	800	33,056
		88,540
Oil Companies-Integrated - 2.0%
ConocoPhillips	1,200	54,192
Exxon Mobil Corp.	800	54,888
		109,080
Pharmacy Services - 1.0%
Medco Health Solutions, Inc.*	1,000	55,310

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

Number of
	Shares	Value
Publishing-Newspapers - 0.6%
Gannett Co., Inc.	2,800	$35,028

Retail-Apparel/Shoe - 0.5%
Phillips-Van Heusen Corp.	700	29,953

Retail-Automobile - 0.7%
AutoNation, Inc.*	2,200	39,776

Retail-Bedding - 1.1%
Bed Bath & Beyond, Inc.*	1,600	60,064

Retail-Discount - 4.3%
Target Corp.	1,400	65,352
Wal-Mart Stores, Inc.	3,500	171,815
		237,167
Retail-Drug Store - 0.5%
CVS Caremark Corp.	800	28,592

Retail-Restaurants - 2.0%
Darden Restaurants, Inc.	1,600	54,608
McDonald’s Corp.	1,000	57,070
		111,678
Semicon Components-Integrated Circuits - 1.4%
Marvell Technology Group, Ltd.*	4,800	77,712

Steel-Producers - 0.6%
Steel Dynamics, Inc.	2,300	35,282

Telephone-Integrated - 2.3%
AT&T, Inc.	2,500	67,525
CenturyTel, Inc.	1,700	57,120
		124,645
Web Portals/ISP - 4.5%
Google, Inc. Cl. A*	500	247,925

Wire & Cable Products - 0.4%
General Cable Corp.*	600	23,490

Wireless Equipment - 1.0%
QUALCOMM, Inc.	1,200	53,976
Total Common Stock (Cost: $4,492,596)		5,405,545
Total Investments - 98.0% (Cost: $4,492,596)		5,405,545
Other Assets in Excess of Liabilities - 2.0%		111,715
Net Assets - 100.0%		$5,517,260

* Non-income producing securities.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009
Percent of
Sector	Net Assets
TechnologyA	32.4%
Consumer, Non-cyclical	21.0
Communications	15.9
Consumer, Cyclical	9.9
Industrial	7.2
Financial	4.9
Energy	4.1
Utilities	1.5
Basic Materials	1.1
Total Investments	98.0
Other assets in excess of liabilities	2.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. CONVERTIBLE FUND

Management Team: Douglas G. Forsyth, CFA, Portfolio Manager; William L. Stickney, Portfolio Manager; Justin Kass, CFA, Portfolio Manager; Michael E.Yee, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA Goal: The U.S. Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in securities that are convertible into common stock, across all ratings and capitalization ranges.

Market Overview: The convertible market produced a positive return during the six months ended September 30, 2009. The Merrill Lynch All Convertibles All Qualities Index rose 36.88%, with gains in every month of the period. By way of comparison, the S&P 500 Index and NASDAQ Composite Index were up 34.02% and 38.85%, respectively.

Historically, convertibles have had a high correlation to movements in the underlying equity. More recently, however, credit has been the greater driver of returns. In late 2008, the convertible universe participated in most of the downside of the equity markets, as rapidly widening corporate bond spreads caused the bond floors to fall. The reverse was true in the first nine months of this year, when credit continued to drive returns. As the capital markets opened up and access to capital improved, credit spreads tightened dramatically, sending all corporate bond prices higher.

Every industry within the convertible market posted a large gain during the six-month period. Transportation, consumer discretionary and financials were the best performers, while health care, consumer staples and telecommunications lagged. Nearly all of the bond-like, or “busted,” convertibles rose significantly in price. Many of these issues rarely trade; thus, even if an issue was identified as a good candidate for purchase, the liquidity was not there to build a position.

Performance: The Fund’s Class I shares gained 26.62% during the six months ended September 30, 2009. The Merrill Lynch All Convertibles All Qualities Index rose 36.88%.

Portfolio Specifics: The Fund’s relative performance was hurt by our underweight in bond-like, distressed convertibles. The most distressed names in the convertible universe posted the strongest results as numerous companies raised capital in the credit and equity markets.

Positions in the financial and technology industries helped performance. Select financials benefited from capital raises and lower-than-expected loan charge-offs. Several technology issuers advanced as second-quarter earnings beat expectations and earnings guidance was positive.

Positions in health care and telecommunications hurt performance. A number of our health care holdings declined due to the uncertainty surrounding health care reform, as well as a rotation from defensive, low-beta industries into high-beta industries. The rotation into high-beta industries had a similar effect on telecommunications companies.

On September 30, the Fund’s conversion premium was 35% versus 72% for the market. As the equity markets improved, the Fund’s conversion premium returned to a more balanced, asymmetric risk-return level.

Market Outlook: Credit will continue to play an important role in the convertible market, but we expect the equity component to become a bigger driver of returns going forward. With respect to equities, investor sentiment and economic data have improved, but we believe there needs to be more evidence of an economic recovery before there can be a sustainable rally in the stock market.

We continue to build the Fund one security at a time by finding companies that are opportunistically capitalizing on change. We are also maintaining our discipline of seeking to identify the best convertibles with the optimal risk/reward profile: 70-80% of the upside and 40-50% of the downside.

Comparison of Change in Value of a $250,000 Investment in U.S. Convertible Fund Class I, II and IV Shares with the Merrill Lynch All Convertibles, All Qualities Index.

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
U.S. Convertible Fund Class I	11.41%	7.27%	5.89%
Merrill Lynch All Convertibles
All Qualities Index	14.50%	2.82%	3.95%

U.S. CONVERTIBLE FUND

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
U.S. Convertible Fund Class II	11.57%	7.37%	5.95%
Merrill Lynch All Convertibles
All Qualities Index	14.50%	2.82%	3.95%

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
U.S. Convertible Fund Class IV	11.75%	7.42%	5.97%
Merrill Lynch All Convertibles
All Qualities Index	14.50%	2.62%	3.95%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I, II and IV shares compared with the Merrill Lynch All Convertibles, All Qualities Index for the periods indicated. The Fund’s Class I, II and IV shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I, II and IV shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999, Class II shares on September 30, 2005 and Class IV shares on December 30, 2006. The historical performance of Class II and IV shares includes the performance of Class I shares for periods prior to the inception of Class II and IV. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Merrill Lynch All Convertibles All Qualities Index represents convertible securities spanning all corporate sectors and having a par amount outstanding of $25 Mil+. Maturities must be at least one year. The coupon range must be equal to or greater than zero and all qualities of bonds are included. Preferred equity redemption stocks are not included nor are component bonds once they are converted into corporate stock.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expense of investing. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Principal
	Amount	Value
Convertible Corporate Bonds - 80.3%
Aerospace/Defense-Equipment - 0.5%
AAR Corp.
1.750%, 02/01/26	$2,225,000	$2,169,375

Applications Software - 1.5%
Nuance Communications, Inc.
2.750%, 08/15/27	5,650,000	6,024,313

Auto/Truck Parts & Equipment-Original - 1.2%
BorgWarner, Inc.
3.500%, 04/15/12	3,880,000	4,743,300

Auto-Cars/Light Trucks - 1.6%
Ford Motor Co.
4.250%, 12/15/36	6,330,000	6,448,688

Batteries/Battery Systems - 1.1%
EnerSys*
3.375%, 06/01/38	4,840,000	4,325,750

Brewery - 1.1%
Molson Coors Brewing Co.
2.500%, 07/30/13	3,985,000	4,527,956

Broadcast Services/Programming - 1.3%
Liberty Media LLC
3.125%, 03/30/23	5,205,000	5,178,975

Building-Residential/Commercial - 1.2%
DR Horton, Inc.
2.000%, 05/15/14	4,190,000	4,808,025

Casino Services - 1.5%
International Game Technology 144A#
3.250%, 05/01/14	4,655,000	6,127,144

Coal - 1.5%
Peabody Energy Corp.
4.750%, 12/15/41	6,950,000	6,150,750

Commercial Services - 3.1%
Alliance Data Systems Corp.
1.750%, 08/01/13	5,935,000	5,742,112
Alliance Data Systems Corp. 144A#
4.750%, 05/15/14	885,000	1,283,250
Quanta Services, Inc.
3.750%, 04/30/26	4,835,000	5,493,768
		12,519,130

Commercial Services-Finance - 1.1%
Coinstar, Inc.
4.000%, 09/01/14	4,205,000	4,588,706

Computer Services - 1.2%
DST Systems, Inc.*
4.125%, 08/15/23	4,560,000	4,924,800

Computers-Memory Devices - 3.6%
EMC Corp./Massachusetts
1.750%, 12/01/13	4,940,000	6,107,075
Maxtor Corp.
2.375%, 08/15/12	5,700,000	6,170,249
NetApp, Inc.
1.750%, 06/01/13	2,595,000	2,822,063
		15,099,387
Diagnostic Kits - 1.3%
Inverness Medical Innovations, Inc.
3.000%, 05/15/16	5,025,000	5,408,156

Diversified Manufacturing Operations - 0.6%
Textron, Inc.
4.500%, 05/01/13	1,470,000	2,405,288

Electronic Components-Semiconductors - 6.7%
Advanced Micro Devices, Inc.
5.750%, 08/15/12	7,630,000	6,437,812
Intel Corp.
2.950%, 12/15/35	770,000	691,075
Intel Corp. 144A#
3.250%, 08/01/39	5,445,000	5,846,568
Micron Technology, Inc.
4.250%, 10/15/13	2,770,000	4,968,688
ON Semiconductor Corp.
2.625%, 12/15/26	4,695,000	5,070,599
Skyworks Solutions, Inc.
1.250%, 03/01/10	1,110,000	1,577,588
Skyworks Solutions, Inc.
1.500%, 03/01/12	2,280,000	3,388,650
		27,980,980
Electronic Measure Instruments - 1.4%
Itron, Inc.
2.500%, 08/01/26	4,520,000	5,553,950

Energy-Alternate Sources - 1.2%
Covanta Holding Corp. 144A#
3.250%, 06/01/14	4,305,000	4,778,550

Footwear & Related Apparel - 0.7%
Iconix Brand Group, Inc.
1.875%, 06/30/12	3,105,000	2,724,638

Home Decoration Products - 1.2%
Newell Rubbermaid, Inc.
5.500%, 03/15/14	2,570,000	5,088,600

Hospital Beds/Equipment - 1.3%
Kinetic Concepts, Inc. 144A#
3.250%, 04/15/15	5,285,000	5,159,481

Hotels & Motels - 0.8%
Wyndham Worldwide Corp.
3.500%, 05/01/12	2,195,000	3,138,850

Instruments-Scientific - 1.3%
Fisher Scientific International, Inc.
3.250%, 03/01/24	4,200,000	5,239,500

Internet Security - 2.6%
Symantec Corp.
1.000%, 06/15/13	4,645,000	4,981,763
VeriSign, Inc.
3.250%, 08/15/37	6,695,000	5,841,387
		10,823,150
Investment Management/Advisor Services - 2.7%
BlackRock, Inc.
2.625%, 02/15/35	2,875,000	6,278,282
Janus Capital Group, Inc.
3.250%, 07/15/14	3,875,000	4,877,656
		11,155,938
Machinery-Farm - 0.9%
AGCO Corp.
1.250%, 12/15/36	3,895,000	3,748,938

Machinery-General Industry - 1.1%
Roper Industries, Inc.*
0.000%, 01/15/34	6,855,000	4,352,925
See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Principal
	Amount	Value
Medical Instruments - 1.2%
NuVasive, Inc. 144A#
2.250%, 03/15/13	$4,480,000	$4,905,600

Medical-Biomedical/Genetics - 4.9%
Gilead Sciences, Inc. 144A#
0.625%, 05/01/13	1,905,000	2,497,931
Gilead Sciences, Inc.
0.625%, 05/01/13	1,970,000	2,583,163
Illumina, Inc.
0.625%, 02/15/14	2,705,000	5,308,562
Life Technology Corp.
2.000%, 08/01/23	3,460,000	4,848,325
United Therapeutics Corp.
0.500%, 10/15/11	3,770,000	5,150,762
		20,388,743
Medical-Drugs - 1.4%
Biovail Corp. 144A#
5.375%, 08/01/14	4,695,000	5,851,144

Medical-Generic Drugs - 1.7%
Mylan, Inc.
1.250%, 03/15/12	1,650,000	1,623,188
Mylan, Inc./PA 144A#
3.750%, 09/15/15	3,825,000	5,340,656
		6,963,844
Metal-Aluminum - 0.8%
Alcoa, Inc.
5.250%, 03/15/14	1,460,000	3,219,300

Motion Pictures & Services - 1.3%
Macrovision Corp.
2.625%, 08/15/11	4,210,000	5,483,525

Networking Products - 1.3%
Anixter International, Inc.
1.000%, 02/15/13	5,835,000	5,258,794

Oil Companies-Exploration & Production - 1.7%
Chesapeake Energy Corp.
2.500%, 05/15/37	7,720,000	7,092,750

Oil Field Machinery & Equipment - 1.3%
Cameron International Corp.
2.500%, 06/15/26	4,125,000	5,300,625

Oil-Field Services - 3.8%
Hornbeck Offshore Services, Inc.*
1.625%, 11/15/26	5,405,000	4,810,450
Oil States International, Inc.
2.375%, 07/01/25	4,695,000	6,038,943
Schlumberger Ltd.
2.125%, 06/01/23	3,275,000	5,141,750
		15,991,143
REITS-Diversified - 1.2%
Digital Realty Trust LP 144A#
4.125%, 08/15/26	3,420,000	5,031,675

REITS-Office Property - 2.7%
Alexandria Real Estate
Equities, Inc. 144A#
8.000%, 04/15/29	3,340,000	5,060,100
Boston Properties LP
3.750%, 05/15/36	5,825,000	5,861,406
		10,921,506
Rental Auto/Equipment - 1.2%
Hertz Global Holdings, Inc.
5.250%, 06/01/14	3,295,000	4,983,688

Retail-Automobile - 0.8%
Sonic Automotive, Inc.
5.000%, 10/01/29	3,125,000	3,425,781

Semiconductor Equipment - 1.0%
Teradyne, Inc.
4.500%, 03/15/14	2,225,000	4,180,219

Steel-Producers - 1.2%
Steel Dynamics, Inc.
5.125%, 06/15/14	4,145,000	4,911,825

Telecommunications Services - 2.3%
MasTec, Inc.
4.000%, 06/15/14	3,770,000	3,986,775
TW Telecom, Inc.
2.375%, 04/01/26	5,575,000	5,428,656
		9,415,431
Therapeutics - 1.2%
Onyx Pharmaceuticals, Inc.
4.000%, 08/15/16	4,450,000	4,744,813

Toys - 1.4%
Hasbro, Inc.
2.750%, 12/01/21	4,324,000	5,723,895

Web Hosting/Design - 1.3%
Equinix, Inc.
2.500%, 04/15/12	4,885,000	5,147,569

Wire & Cable Products - 1.3%
General Cable Corp.
0.875%, 11/15/13	5,485,000	5,437,006

Total Convertible Corporate Bonds
(Cost: $297,261,855)		329,574,119

	Number of
	Shares
Convertible Preferred Stock - 16.0%

Agricultural Operations - 1.2%
Bunge, Ltd.
4.875%, 12/31/49	54,910	4,770,306

Chemicals-Diversified - 1.4%
Celanese Corp.
4.250%, 12/31/49	171,985	5,622,190

Electric-Generation - 1.3%
AES Trust III
6.750%, 10/15/29	117,488	5,169,472

Financial Guarantee Insurance - 1.3%
Assured Guaranty, Ltd.
8.500%, 06/01/14	60,615	5,199,433

Medical-Drugs - 0.9%
Schering-Plough Corp.
6.000%, 08/13/10	16,035	3,891,695

Metal-Diversified - 1.5%
Freeport-McMoRan Copper & Gold, Inc.
6.750%, 05/01/10	57,765	5,949,795

Multi-line Insurance - 1.3%
XL Capital, Ltd.
10.750%, 08/15/11	192,225	5,315,021

See Accompanying Notes to Financial Statements.

U.S. CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009
	Number of
	Shares	Value
Office Supplies & Forms - 0.5%
Avery Dennison Corp.
7.875%, 11/15/20	48,550	$1,857,038

Oil Companies-Exploration & Production - 1.2%
Whiting Petroleum Corp.
6.250%, 12/31/49	33,355	5,035,604

REITS-Regional Malls - 1.3%
Simon Property Group, Inc.
6.000%, 12/31/49	89,800	5,455,350

Super-Regional Banks-US - 4.1%
Bank of America Corp.
7.250%, 12/31/49	6,630	5,635,434
Fifth Third Bancorp
8.500%, 12/31/49	48,700	5,827,929
Wells Fargo & Co.
7.500%, 12/31/49	6,375	5,692,875
		17,156,238
Total Convertible Preferred Stock (Cost: $53,417,512)		65,422,142
Common Stock - 2.5%
Auto/Truck Parts & Equipment-Original - 0.5%
Johnson Controls, Inc.	80,094	2,047,203

Retail-Major Department Stores - 1.0%
TJX Cos, Inc.	107,381	3,989,204

Wireless Equipment - 1.0%
American Tower Corp. Cl. A	114,797	4,178,611
Total Common Stock (Cost: $8,948,790)		10,215,018
Total Investments - 98.8% (Cost: $359,628,157)		405,211,279
Other Assets in Excess of Liabilities - 1.2%		4,919,141
Net Assets - 100.0%		$410,130,420

*	Step Bond: Coupon is a fixed rate for an initial period then resets at a specific date and rate.
#	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at September 30,
2009 was $51,882,099 or 12.65% of net assets.
REIT - Real Estate Investment Trust

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009
Percent of
Sector	Net Assets
Consumer, Non-cyclical	22.1%
Financial	14.6
Technology	14.0
Consumer, Cyclical	13.2
Energy	10.7
Communications	9.8
Industrial	8.2
Basic Materials	4.9
Utilities	1.3
Total Investments	98.8
Other assets in excess of liabilities	1.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

GLOBAL SELECT FUND

Management Team: Christopher A. Herrera, Portfolio Manager; Nelson W. Shing, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The Global Select Fund seeks to maximize long-term capital appreciation by investing in companies that, in the opinion of the Investment Adviser, represent the “best of the best” globally.

Market Overview: During the six months ended September 30, 2009, stock markets in developed and emerging countries continued to rebound from multi-year lows set in March. The powerful rally was driven by a combination of improving economic news and positive earnings announcements. For example:

•	The Japanese economy grew at a 2.3% annual rate in the second quarter of 2009, after having contracted 14.2% in the first quarter.
•	A key barometer of euro zone manufacturing output turned positive for the first time since May 2008, and low inventories relative to new orders suggested that inventory restocking was imminent.
•	The percent difference between reported earnings and analyst estimates for S&P 500 companies was at a historically high level, mainly due to better-than-expected cost-cutting.

Every country and sector in the MSCI All Country World Index posted a gain. Emerging markets turned in the best results, supported by rising risk appetites, higher commodity prices and better growth prospects relative to developed economies. Value stocks outperformed growth stocks, thanks in large part to the strong performance of the financials sector, which has a higher weight in the value universe. Other sectors that outperformed included cyclical groups like materials and industrials, while defensive sectors like health care lagged.

Performance: The Fund’s Class I shares gained 34.38% from April 1 to September 30, 2009. The MSCI All Country World Index rose 44.58%.

Portfolio Specifics: Stock selection in the United Kingdom and the energy sector had the largest positive impact on the Fund’s results versus the index. Top-performing positions included Arm Holdings, a U.K.-based semiconductor design firm benefiting from the trend toward more sophisticated electronic devices; Petrofac, a U.K.-based oil services company that doubled its order backlog during the first half of 2009; and U.S.-based Anadarko Petroleum, an oil and gas producer that discovered oil off the coast of West Africa.

As previously noted, value stocks outperformed growth stocks during the period. This hurt relative results, since the Fund’s holdings are concentrated in growth stocks while the style-neutral benchmark is a blend of growth and value names. Stock selection in Spain, Switzerland and the financials sector also detracted. One of our weakest stocks was a Switzerland-based medical device manufacturer that reported disappointing sales.

At September 30, the Fund was overweight Europe, with an emphasis on companies whose businesses have a global focus. We also favor Asia ex-Japan equities which benefit from strength in Chinese demand and improving domestic economies. In terms of sectors, the Fund was overweight materials and industrials. These groups have high exposure to demand from emerging markets, as well as positive sensitivity to an expected upturn in the inventory cycle.

Market Outlook: We think that the key to sustaining the recent rally will be a continued positive outlook for corporate earnings, driven by improving economic and company-specific fundamentals. We thus expect the market’s focus to shift from valuation re-rating to earnings delivery over the next few months. As it does, we are confident that our focus on investing in companies with exceptional earnings visibility will benefit the Fund.

Comparison of Change in Value of a $250,000 Investment in Global Select Fund Class I and II Shares with the MSCI All Country World Index.

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
Global Select Fund Class I	–3.39%	4.28%	4.68%
MSCI All Country World Index	0.53%	5.10%	2.03%

GLOBAL SELECT FUND

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
Global Select Fund Class II	–3.35%	3.71%	5.05%
MSCI All Country World Index	0.53%	5.10%	2.03%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) over the periods indicated. The Fund’s Class I and II shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I and II shares. The Nicholas-Applegate Funds’ Class I shares were first available on May 7, 1999 and Class II shares on June 30, 2003. The historical performance of Class II shares includes the performance of Class I shares for periods prior to the inception of Class II. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual Investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI ACWI is a market capitalization weighted index composed of over 2000 companies. The MSCI ACWI is representative of the market structure of 21 countries in North America, Europe, and the Pacific Rim, excluding closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

GLOBAL SELECT FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

Number of
	Shares	Value
Common Stock - 97.6%

Australia - 1.7%
BHP Billiton, Ltd.	12,666	$421,760

Belgium - 3.8%
Anheuser-Busch InBev NV	9,936	453,204
Umicore	15,854	474,136
		927,340
Brazil - 1.8%
Companhia Brasileira de Meios de
Pagamento	45,400	447,986

France - 4.4%
BNP Paribas	4,698	374,942
GDF Suez	8,100	359,278
Ingenico	12,398	344,321
		1,078,541
Germany - 7.3%
Fresenius Medical Care AG & Co. KGaA	8,468	421,212
GEA Group AG	17,665	368,206
SGL Carbon SE*	7,827	319,883
Siemens AG*	3,759	347,694
ThyssenKrupp AG*	8,936	307,343
		1,764,338
Hong Kong - 2.7%
China Mobile, Ltd.	37,000	360,449
China Resources Power Holdings
Co. Ltd.	122,000	283,038
		643,487
Ireland - 1.3%
C&C Group PLC	73,754	310,482

Israel - 1.4%
Teva Pharmaceutical Industries, Ltd. - ADR	6,500	328,640

Japan - 7.5%
ABC-Mart, Inc.	12,500	390,211
Fanuc, Ltd.	4,100	368,627
Honda Motor Co., Ltd.	6,200	191,467
Marubeni Corp.	58,000	293,449
Sumitomo Mitsui Financial Group, Inc.	7,082	247,575
Tsumura & Co.	9,000	325,683
		1,817,012
Kuwait - 0.1%
Global Investment House KSCC - GDR*	17,747	32,832

Malaysia - 1.3%
CIMB Group Holdings Berhad*	100,400	321,999

Netherlands - 2.7%
ING Groep NV*	14,346	255,828
Koninklijke KPN NV	23,682	392,373
		648,201
Republic of China - 0.0%
Peace Mark Holdings, Ltd.*	314,000	405

Singapore - 1.7%
United Overseas Bank, Ltd.	35,000	416,806

Spain - 4.8%
Iberdrola Renovables SA	67,267	330,369
Tecnicas Reunidas SA	6,649	363,096
Telefonica SA	16,864	464,778
		1,158,243
Switzerland - 9.0%
ABB, Ltd.*	20,793	416,802
Alcon, Inc.	3,400	471,478
Credit Suisse Group AG	8,872	491,630
Nestle SA	8,769	373,188
Roche Holding AG*	2,639	425,994
		2,179,092
United Kingdom - 10.6%
ARM Holdings PLC	181,132	416,000
BG Group PLC	21,082	366,509
Croda International PLC	31,434	329,797
HSBC Holdings PLC	41,111	470,777
IG Group Holdings PLC	63,277	337,205
Marks & Spencer Group PLC	64,050	370,929
Petrofac, Ltd.	18,084	285,611
		2,576,828
United States - 35.5%
Anadarko Petroleum Corp.	5,900	370,107
Apple, Inc.*	2,900	537,573
Baker Hughes, Inc.	7,000	298,620
Bank of America Corp.	28,300	478,836
Best Buy Co., Inc.	6,600	247,632
CIGNA Corp.*	9,800	275,282
Cisco Systems, Inc.*	17,800	419,012
Ecolab, Inc.	10,500	485,415
Exxon Mobil Corp.	5,600	384,216
FedEx Corp.	5,100	383,622
Fluor Corp.	6,400	325,440
Guess ?, Inc.	10,200	377,808
JP Morgan Chase & Co.	9,800	429,436
Kellogg Co.	7,700	379,071
Mead Johnson Nutrition Co. Cl. A	7,100	320,281
Nike, Inc. Cl. B	5,700	368,790
Occidental Petroleum Corp.	3,100	243,040
Oracle Corp.	23,600	491,824
Praxair, Inc.	5,000	408,450
Target Corp.	7,200	336,096
Thermo Fisher Scientific, Inc.*	8,300	362,461
URS Corp.*	7,000	305,550
XTO Energy, Inc.	8,500	351,220
		8,579,782
Total Common Stock (Cost: $20,705,366)		23,653,774

Rights - 0.0%

France - 0.0%
BNP Paribas* (Cost: $0)	4,698	10,163

	Principal
	Amount
Short Term Investments - 1.9%

Time Deposit - 1.9%
Citibank Nassau 0.030%, 10/01/09
(Cost: $457,550)	$457,550	457,550
Total Investments - 99.5% (Cost: $21,162,916)		24,121,487
Other Assets in Excess of Liabilities - 0.5%		117,811
Net Assets - 100.0%		$24,239,298

* Non-income producing securities.
ADR - American Depository Receipt
GDR - Global Depository Receipt

See Accompanying Notes to Financial Statements.

GLOBAL SELECT FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009
Percent of
Sector	Net Assets
Consumer, Non-cyclical	18.7%
Financial	15.9
Industrial	11.8
Basic Materials	11.3
Energy	10.8
Consumer, Cyclical	10.7
Technology	7.5
Communications	6.7
Utilities	2.7
Diversified	1.5
Short Term Investments	1.9
Total Investments	99.5
Other assets in excess of liabilities	0.5
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

Management Team: Horacio A. Valeiras, CFA, Portfolio Manager and Chief Investment Officer; Pedro V. Marcal, Portfolio Manager

Goal: The International Growth Fund seeks to maximize long-term capital appreciation in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.

Market Overview: Stock markets in developed non-U.S. countries registered dramatic gains from April 1 to September 30, 2009. The gains were even greater for U.S.-based investors due to broad depreciation in the U.S. dollar.

The driving force behind the rally was the unprecedented monetary and fiscal stimulus provided by governments worldwide. These efforts helped restore investor confidence, unlock the credit markets and revive the global economy. For example:

•	European banks issued roughly $150 billion in senior bonds in the first nine months of 2009, without government guarantees.
•	Several economies, including Germany, France and Japan, officially came out of recession.
•	Corporate earnings, while weak, were better than expected across Europe and Asia.

Every country in the MSCI EAFE Index delivered a strong return. Singapore, the world’s most heavily trade dependent nation after Aruba, was one of the best-performing markets. Stabilization in the U.S. and Chinese economies helped send the MSCI Singapore Index up 61.52% in local currency.

Japanese shares lagged, as the country’s consumers remained reluctant to spend, and a change in political leadership raised concerns about government policies going forward. However, the MSCI Japan Index still managed an 18.88% gain in yen terms. Second-quarter GDP grew at a 2.3% annual rate, factory output rose for six straight months and Japanese export markets showed signs of improvement.

Performance: The Fund’s Class I shares gained 38.49% during the six months ended September 30, 2009. The MSCI EAFE Growth Index, the Fund’s primary benchmark, rose 42.18%, and the MSCI EAFE Index advanced 50.42%.

Portfolio Specifics: Stock selection in the United Kingdom and Ireland had a positive impact on performance versus the indexes. The Fund’s top contributor was Standard Chartered, a U.K.-based financial services firm. The company benefited from improved investor sentiment on the financials sector, as well as strength in its wholesale banking division. The Fund’s exposure to emerging countries, which are not in the benchmarks, was another plus. Overall, emerging markets outpaced developed non-U.S. markets due to the better performance of their economies, rising risk appetites and higher commodity prices.

Stock selection in Japan and Switzerland had the largest negative impact on relative results. Major detractors included a Japan-based producer of glass products that announced a change in management, and a Switzerland-based medical device manufacturer whose sales fell short of expectations. An underweight in Singapore that resulted from our bottom-up investment decisions also detracted.

Market Outlook: International equities do not appear overly expensive, despite the strength of the recent rally. In addition, the global economy continues to recover, with leading indicators rising in Europe and Asia the past six months.

Still, the road ahead is unlikely to be smooth, especially for export-dependent economies. Since March 31, the U.S. dollar has fallen 8.7% against a basket of currencies, which makes foreign goods more expensive for U.S. consumers. If the rest of the world recovers faster than the United States, and the Federal Reserve lags global peers in monetary tightening, the drop in the dollar could accelerate.

We believe that the Fund is well-positioned for this environment given the strong earnings growth prospects of our portfolio companies.

Comparison of Change in Value of a $250,000 Investment in International Growth Fund Class I Shares with the MSCI EAFE Growth Index and MSCI EAFE Index.

Annualized Total Returns As of 9/30/09
			Since
	1 Year	5 Years	Inception
International Growth Fund Class I	–7.56%	9.79%	6.25%
MSCI EAFE Growth Index	–0.36%	6.12%	1.25%
MSCI EAFE Index	3.80%	6.57%	3.30%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the MSCI EAFE Growth Index and MSCI EAFE Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

INTERNATIONAL GROWTH FUND

On November 18, 2005, the Fund became the successor entity to the Nicholas-Applegate International All Cap Growth Fund, a series of the Professionally Managed Portfolios (“Acquired Fund”). The Acquired Fund transferred all of its assets and liabilities in exchange for shares of the Fund, and the investment objectives, policies and limitations of the Fund are substantially similar to those of the Acquired Fund. The Performance shown above includes the historical performance of the Acquired Fund from June 30, 1999 to November 18, 2005.

The MSCI EAFE Growth Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. It consists of the top 50% of the MSCI EAFE, those companies with the highest Price/Book Value ratio. The MSCI EAFE Index consists of approximately 900 companies with average market capitalization of U.S. $8.7 billion. Its weightings represent the relative capitalization of the major overseas markets included in the index on a U.S. dollar adjusted basis, unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. One cannot invest directly into an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

Number of
	Shares	Value
Common Stock - 96.5%

Australia - 7.8%
Australia & New Zealand Banking
Group, Ltd.	15,509	$333,837
BHP Billiton, Ltd.	10,267	341,877
CSL, Ltd.	8,043	237,511
Incitec Pivot, Ltd.	145,397	363,146
Rio Tinto, Ltd*	8,283	433,054
Westpac Banking Corp.	21,467	497,325
WorleyParsons, Ltd.	7,550	197,965
		2,404,715
Belgium - 2.3%
Anheuser-Busch InBev NV	7,842	357,692
Umicore	12,061	360,701
		718,393
Brazil - 3.3%
Companhia Brasileira de Meios de
Pagamento	36,200	357,205
Petroleo Brasileiro SA - ADR*	4,900	224,910
Vale SA - ADR	18,900	437,157
		1,019,272
Canada - 2.0%
Barrick Gold Corp.	8,100	305,948
Suncor Energy, Inc.	9,000	313,612
		619,560
France - 8.7%
Alstom SA	4,414	321,758
BNP Paribas	6,375	508,780
Compagnie Generale des Etablissements
Michelin Cl. B	3,936	308,432
Electricite de France	2,229	132,085
France Telecom SA	11,549	307,322
GDF Suez	5,164	229,051
Gemalto NV*	8,212	382,491
Total SA	8,132	482,653
		2,672,572
Germany - 10.4%
Aixtron AG	13,633	371,047
Bayer AG	4,572	316,435
E.ON AG	11,083	469,477
Fielmann AG	3,181	230,856
Fresenius Medical Care AG & Co. KGaA	11,981	595,955
MAN SE	3,563	293,733
Rhoen Klinikum AG	10,292	261,612
SAP AG	5,838	283,992
Siemens AG*	3,973	367,488
		3,190,595
Hong Kong - 4.9%
BOC Hong Kong Holdings, Ltd.	143,000	313,675
HongKong Electric Holdings	39,500	217,121
Li & Fung, Ltd.	60,000	246,192
Shanghai Industrial Holdings, Ltd.	67,000	303,011
Wharf Holdings, Ltd.	79,000	419,462
		1,499,461
Ireland - 0.9%
Icon PLC - ADR*	11,600	284,084

Israel - 0.7%
Teva Pharmaceutical Industries, Ltd. - ADR	4,210	212,858

Italy - 1.7%
Saipem SpA	16,949	509,856

Japan - 20.6%
Aisin Seiki Co., Ltd.	8,900	217,691
Bridgestone Corp.	17,000	305,880
Canon, Inc.	13,500	547,327
East Japan Railway Co.	4,900	353,538
Fanuc, Ltd.	3,200	287,709
Honda Motor Co., Ltd.	7,000	216,172
JFE Holdings, Inc.	7,700	264,880
Kubota Corp.	35,000	292,009
Mitsubishi Corp.	14,600	296,126
Mitsubishi Electric Corp.*	29,400	223,287
Mitsubishi Estate Co., Ltd.	17,200	271,250
Mitsubishi UFJ Financial Group, Inc.	77,100	415,058
Nippon Sheet Glass Co., Ltd.	39,000	130,675
Nomura Holdings, Inc.	26,700	164,909
NSK, Ltd.	28,000	174,189
Panasonic Corp.	10,000	147,763
Sony Corp.	15,500	459,625
Sumitomo Mitsui Financial Group, Inc.	7,192	251,421
Tokio Marine Holdings, Inc.	5,300	153,906
Toyota Motor Corp.	12,900	514,357
Ube Industries, Ltd.*	51,000	134,428
Unicharm Corp.	1,800	171,285
Yamada Denki Co., Ltd.*	4,620	313,728
		6,307,213
Netherlands - 2.8%
ING Groep NV*	18,236	325,198
Koninklijke KPN NV	32,805	543,525
		868,723
Republic of China - 2.5%
China Yurun Food Group, Ltd.	89,000	191,779
Shandong Weigao Group Medical
Polymer Co., Ltd. Cl. H	64,000	211,406
Tencent Holdings, Ltd.	11,400	184,311
ZTE Corp. Cl. H	37,400	196,650
		784,146
Singapore - 1.8%
DBS Group Holdings, Ltd.	25,000	235,620
Singapore Exchange Ltd.	54,000	322,685
		558,305
South Korea - 0.8%
Hyundai Motor Co.*	2,495	236,107

Spain - 1.2%
Iberdrola SA	20,195	197,925
Telefonica SA	6,349	174,981
		372,906
Switzerland - 7.7%
ABB, Ltd.*	14,718	295,027
Credit Suisse Group AG	6,039	334,643
Nestle SA	12,999	553,208
Roche Holding AG*	3,760	606,948
Syngenta AG	1,544	354,287
UBS AG*	12,843	234,792
		2,378,905

See Accompanying Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
United Kingdom - 16.4%
ARM Holdings PLC	155,326	$356,732
BG Group PLC	16,429	285,617
BP PLC	52,196	461,643
British American Tobacco PLC	13,896	436,268
Diageo PLC	25,044	384,520
HSBC Holdings PLC	35,232	403,454
HSBC Holdings PLC	19,933	231,350
Imperial Tobacco Group PLC	12,160	351,622
Marks & Spencer Group PLC	57,720	334,271
Reckitt Benckiser Group PLC	8,976	438,999
SSL International PLC	16,491	168,799
Standard Chartered PLC	30,800	757,873
Unilever PLC	7,750	220,382
Vodafone Group PLC	100,490	225,328
		5,056,858
Total Common Stock (Cost: $24,157,554)		29,694,529
Preferred Stock - 1.7%

Brazil - 1.7%
Usinas Siderurgicas de Minas Gerais SA
(Cost: $257,558)	19,750	517,806
Rights - 0.0%

France - 0.0%
BNP Paribas* (Cost: $0)	6,375	13,791
	Principal
	Amount
Short Term Investments - 1.1%

Time Deposit - 1.1%
Citibank London 0.030%, 10/01/09
(Cost: $334,257)	$334,257	334,257
Total Investments - 99.3% (Cost: $24,749,369)		30,560,383
Other Assets in Excess of Liabilities - 0.7%		223,442
Net Assets - 100.0%		$30,783,825

* Non-income producing securities.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009
Percent of
Sector	Net Assets
Consumer, Non-cyclical	19.4%
Financial	19.0
Consumer, Cyclical	12.6
Basic Materials	12.4
Industrial	10.4
Technology	6.4
Energy	6.4
Communications	5.2
Utilities	4.0
Diversified	2.4
Short Term Investments	1.1
Total Investments	99.3
Other assets in excess of liabilities	0.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

Management Team: Christopher A. Herrera, Portfolio Manager; Nelson W. Shing, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The International Growth Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the bottom 20% of publicly traded companies, as measured by the market capitalization in the S&P Developed Ex-US BMI.

Market Overview: From April 1 to September 30, 2009, international equities continued to rebound from March lows on signs the global economy was recovering from the credit crisis. Depreciation in the U.S. dollar versus a range of currencies boosted the gains for U.S.-based investors. The rally was broad-based, although small-cap stocks outperformed large caps amid rising risk appetites.

In Europe, stronger-than-expected corporate earnings and a return to growth for the region’s two largest economies buoyed investor sentiment. Germany’s economy grew at a 1.3% annual rate during the second quarter of 2009, its first expansion in more than a year. France also returned to growth, with output rising 1.4%. Both economies were helped by gains in household spending, which were driven by government stimulus programs and relatively low consumer debt.

Japan also came out of recession, with GDP growing at a 2.3% annual pace in the second quarter. The Japanese recovery was bolstered by a nearly 30% spike in exports, with China playing a major role in the rebound. However, the Japanese stock market lagged most other international markets. The country’s unemployment rate hit a record high, and consumer spending remained stagnant. In addition, investors questioned the free-market credentials of a newly elected government.

Performance: During the six-month period ended September 30, 2009, the Fund’s Class I shares gained 57.40%. The S&P Developed Ex-US Small Cap Growth Index, the Fund’s primary benchmark, and the S&P Developed Ex-US Small Cap Index, gained 60.47% and 61.76%, respectively.

Portfolio Specifics: Stock selection in Italy, Belgium and the information technology and materials sectors positively impacted results versus the indexes. One of our best-performing stocks was EVS Broadcast Equipment, a Belgium-based manufacturer of systems and software for the broadcasting industry. The company’s business rebounded from a weak second half of 2008, when its market was saturated after the summer Olympics and the economy weakened. Other top performers included Mount Gibson Iron, an Australia-based mining company that benefited from record steel production in China, and Maire Tecnimont, an Italy-based engineering and construction firm whose order backlog was expected to show strong growth.

Stock selection in France, Japan and the financials and health care sectors negatively impacted the Fund’s relative performance. Notable detractors included a France-based printing company that faced higher pension expenses, a Japan-based installer of ATM machines that issued a disappointing outlook, and a Japan-based food producer that was hurt by margin pressure in its domestic instant noodle business.

Market Outlook: We think that the key to sustaining the recent rally will be a continued positive outlook for corporate earnings, driven by improving economic and company-specific fundamentals. We thus expect the market’s focus to shift from valuation re-rating to earnings delivery over the next few months. We believe the Fund is well-positioned for this type of environment given our bottom-up approach to stock selection.

Comparison of Change in Value of a $250,000 Investment in International Growth Opportunities Fund Class I and II Shares with the S&P Developed Ex-US Small Cap Growth Index and the S&P Developed Ex-US Small Cap Index.

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
International Growth Opportunities
Fund Class I	12.99%	11.29%	8.73%
S&P Developed Ex-US Small
Cap Growth Index	10.20%	7.61%	4.24%
S&P Developed Ex-US Small
Cap Index	10.09%	8.38%	6.86%

INTERNATIONAL GROWTH OPPORTUNITIES FUND

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
International Growth Opportunities
Fund Class II	13.14%	11.45%	8.83%
S&P Developed Ex-US Small
Cap Growth Index	10.20%	7.61%	4.24%
S&P Developed Ex-US Small
Cap Index	10.09%	8.38%	6.86%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I through III shares compared with the S&P Developed Ex-US Small Cap Index and S&P Developed Ex-US Small Cap Growth Index for the periods indicated. The Fund’s Class I through III shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I through III shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999, Class II shares commenced operations on June 5, 2003 and Class III shares on September 8, 2008. The historical performance of Class II and III shares includes the performance of Class I shares for periods prior to the inception of the relevant class. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

As of 1-Oct-08, the S&P/Citigroup World xUS EMI and S&P/Citigroup World xUS EMI Growth indices have been renamed the S&P Developed Ex-US Small Cap and S&P Developed Ex-US Small Cap Growth, respectively. The S&P Developed Ex-US Small Cap is a market capitalization weighted index measuring capital appreciation. It is an unmanaged world equity index representative of small capitalization securities, defined as the bottom 20% of any given country’s available market capitalization excluding the U.S. The index does not include dividends; however, total rates of return, including all payments to shareholders, are calculated and published each month-end. S&P Developed Ex-US Small Cap Growth covers those small capitalization companies in each country that exhibit the characteristics of growth.

Investors may not make direct investments into any index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell shares.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
Common Stock - 88.3%

Australia - 3.7%
Aquarius Platinum, Ltd.*	292,316	$1,299,693
Mount Gibson Iron, Ltd.*	1,833,866	1,780,326
Paladin Energy, Ltd.*	292,444	1,161,434
		4,241,453
Belgium - 5.2%
EVS Broadcast Equipment SA	47,467	3,547,528
Umicore	80,115	2,395,950
		5,943,478
Bermuda - 1.2%
Allied World Assurance Co.
Holdings, Ltd.	27,600	1,322,868

Brazil - 1.2%
Light S.A.*	98,400	1,364,212

Canada - 4.3%
Calfrac Well Services, Ltd.	93,300	1,651,635
Capstone Mining Corp.*	507,900	1,391,248
RONA, Inc.*	133,000	1,858,753
		4,901,636
France - 6.8%
EDF Energies Nouvelles SA	39,523	2,176,225
Ingenico	87,412	2,427,632
Nexans SA	25,283	2,041,089
SCOR SE	38,404	1,048,604
		7,693,550
Germany - 7.2%
GEA Group AG	109,528	2,282,984
Rhoen Klinikum AG	68,591	1,743,512
SGL Carbon SE*	47,494	1,941,039
Wirecard AG	186,384	2,217,641
		8,185,176
Greece - 1.7%
JUMBO SA*	144,405	1,899,691

Hong Kong - 2.9%
China Power International
Development, Ltd.*	3,914,000	1,121,164
Dah Sing Financial Holdings, Ltd.*	374,800	2,166,572
		3,287,736
Ireland - 2.7%
C&C Group PLC	339,568	1,429,478
C&C Group PLC	57,381	242,395
Icon PLC - ADR*	56,900	1,393,481
		3,065,354
Italy - 6.4%
Ansaldo STS SpA	64,887	1,326,886
Autogrill SpA*	174,078	2,101,755
Azimut Holding SpA	136,807	1,726,748
Maire Tecnimont SpA	439,264	2,131,680
		7,287,069
Japan - 14.3%
ABC-Mart, Inc.	65,900	2,057,190
Hogy Medical Co., Ltd.	20,100	1,129,201
Mizuho Securities Co., Ltd.*	237,000	865,572
OKUMA Corp.*	313,000	1,580,120
Pigeon Corp.	25,500	1,016,753
Point, Inc.	24,700	1,638,666
Seven Bank, Ltd.	425	1,053,778
The Japan Steel Works, Ltd.	121,300	1,398,130
Torishima Pump Manufacturing Co., Ltd.	70,300	1,154,197
Towa Pharmaceutical Co., Ltd.	26,400	1,300,318
Tsumura & Co.	41,000	1,483,666
Unicharm Petcare Corp.	44,300	1,652,560
		16,330,151
Netherlands - 2.2%
Unit 4 Agresso NV*	117,109	2,516,320

Norway - 1.1%
Pronova BioPharma AS*	421,000	1,269,755

Republic of China - 1.3%
Golden Eagle Retail Group, Ltd.	877,000	1,468,824
Peace Mark Holdings, Ltd.*	2,428,000	3,133
		1,471,957
Singapore - 3.6%
Hyflux, Ltd.	991,000	2,145,097
MobileOne Ltd.	1,533,000	1,925,702
		4,070,799
Switzerland - 2.8%
Banque Cantonale Vaudoise	3,928	1,616,399
Partners Group Holding AG	12,814	1,560,921
		3,177,320
United Kingdom - 19.7%
ARM Holdings PLC	545,020	1,251,729
ASOS PLC*	223,854	1,253,073
Babcock International Group	217,225	1,975,076
Charter International PLC	144,078	1,580,758
Chemring Group PLC	50,382	1,969,337
Cookson Group PLC*	203,906	1,340,667
Croda International PLC	156,827	1,645,387
Dana Petroleum PLC*	74,323	1,666,536
IG Group Holdings PLC	323,665	1,724,822
Inchcape PLC*	2,616,275	1,177,892
Petrofac, Ltd.	105,821	1,671,293
Restaurant Group PLC	548,393	1,692,750
RPS Group PLC	437,091	1,572,888
Victrex PLC	161,593	1,973,218
		22,495,426
Total Common Stock (Cost: $83,775,754)		100,523,951

See Accompanying Notes to Financial Statements.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
Equity-Linked Securities - 3.5%

Taiwan - 3.5%
Credit Suisse FB Giant
Manufacturing - 8/22/11	639,441	$1,728,473
Merrill Lynch Wistron Corp. -
12/03/12 144A#,*	1,234,441	2,296,184
		4,024,657
Total Equity-Linked Securities (Cost: $2,285,053)		4,024,657

Preferred Stock - 2.0%

Brazil - 2.0%
Banco do Estado do Rio Grande
do Sul (Cost: $1,428,794)	364,900	2,232,493

	Principal
	Amount
Short Term Investments - 8.3%

Time Deposit - 8.3%
Citibank London 0.030%, 10/01/09
(Cost: $9,441,534)	$9,441,534	9,441,534
Total Investments - 102.1% (Cost: $96,931,135)		116,222,635
Liabilities in Excess of Other Assets - (2.1%)		(2,374,042)
Net Assets - 100.0%		$113,848,593

*	Non-income producing securities.
#	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at September 30, 2009 was $2,296,184 or 2.02% of net assets.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009
Percent of
Sector	Net Assets
Consumer, Non-cyclical	17.6%
Industrial	15.9
Financial	13.5
Consumer, Cyclical	12.1
Basic Materials	11.8
Energy	8.3
Technology	7.5
Communications	2.8
Utilities	2.2
Diversified	2.1
Short Term Investments	8.3
Total Investments	102.1
Liabilities in excess of other assets	(2.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

EMERGING MARKETS FUND

Management Team: Kunal Ghosh, Portfolio Manager; Steven Tael, Ph.D., CFA, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The Emerging Markets Fund seeks to maximize long-term capital appreciation primarily through investments in countries with emerging securities markets. These markets have yet to reach a level of maturity associated with the developed foreign stock markets and are, in the opinion of the Investment Adviser, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

Market Overview: Emerging market equities posted impressive gains during the six months ended September 30, 2009. Stocks soared as fear that the global economy might fall into a deflationary spiral gave way to optimism that the recession was ending. Returns in every country in the MSCI Emerging Markets Index were positive in local currencies. Weakness in the U.S. dollar accentuated the gains for U.S.-based investors. Some of the best-performing countries were:

•	India, where national elections brought the market-friendly Congress Party a resounding victory
•	Russia, which benefited from a 42% increase in the price of oil and stabilization of the ruble
•	Thailand, whose export-dependent economy officially came out of its first recession in more than a decade

The rally had a speculative quality to it, which is often the case coming out of a severe market decline like the one that occurred last fall and winter. Many of the stocks that did the best were stocks that had suffered the biggest losses during the downturn. In general, these were stocks of companies with weak fundamentals — companies that had no earnings growth, distressed balance sheets or both.

Performance: Between April 1 and September 30, 2009, the Fund’s Class I shares gained 57.55% and the MSCI Emerging Markets Index rose 63.21%.

Portfolio Specifics: The Fund’s positive return was broad-based, with holdings in all countries and sectors delivering gains. One of our best-performing stocks was Turk Hava Yollari, a Turkish airline with strong passenger growth that is expanding its fleet.

In contrast, our position in Au Optronics negatively impacted the Fund’s results. This Taiwan-based company, which makes flat panels for liquid crystal display (LCD) TVs, experienced a sharp recovery in sales due to strong demand from China. Unfortunately, the market did not reward this fundamental improvement and the stock lagged.

The performance of Au Optronics helps illustrate why the Fund trailed the index this period. With the global equity markets in such a state of transition, the normal relationship between company fundamentals and stock prices broke down. In this environment, our bottom-up investment style was not in favor because it focuses on company fundamentals.

The systematic, model-driven nature of our approach was another challenge given the rapid shift in expectations for the global economy. Systematic processes like ours tend to struggle when the market hits these types of inflection points, because information is changing faster than it can be reflected in the model. However, as expectations for the economy stabilized toward the end of the period, the Fund’s relative performance also stabilized.

Market Outlook: The Fund’s investment process evaluates opportunities on a relative basis and neither utilizes, nor results in, a forecast or outlook on the overall market. Rather, the Fund expects to outperform the MSCI Emerging Markets Index in both up and down markets.

We believe that the Fund’s proprietary stock-selection model, in conjunction with its risk-controlled approach to portfolio construction, will deliver strong relative performance over time.

Comparison of Change in Value of a $250,000 Investment in Emerging Markets Fund Class I and II Shares with the MSCI EM Index.

Annualized Total Returns As of 9/30/09
		Since
	1 Year	Inception
Emerging Markets Fund Class I	5.27%	4.99%
MSCI EM Index	19.44%	8.08%

EMERGING MARKETS FUND

Annualized Total Returns As of 9/30/09
		Since
	1 Year	Inception
Emerging Markets Fund Class II	5.34%	–1.34%
MSCI EM Index	19.44%	8.08%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”) over the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EM Index is a market capitalization weighted index composed of over 800 companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia. The MSCI EM Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. One cannot invest directly in an index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

Number of
	Shares	Value
Common Stock - 93.8%
Brazil - 12.7%
Banco do Brasil SA	25,700	$450,500
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	6,600	250,338
Compania de Bebidas das Americas - ADR	2,500	205,650
Cosan SA Industria e Comercio*	12,000	131,747
Diagnosticos da America SA*	10,000	257,185
Lojas Renner SA	24,700	430,614
PDG Realty SA Empreendimentos e Participacoes	52,000	429,053
Petroleo Brasileiro SA - ADR*	17,200	789,480
Petroleo Brasileiro SA - ADR*	30,200	1,187,161
Vale SA - ADR	31,200	721,656
Vivo Participacoes SA - ADR*	14,200	358,550
		5,211,934
Chile - 0.4%
Enersis SA - ADR	8,600	158,670

Egypt - 0.7%
El Ezz Steel Co.*	28,342	78,968
Maridive & Oil Services SAE	48,395	198,420
		277,388

Hong Kong - 3.0%
China Agri-Industries Holdings, Ltd.	388,000	362,965
China Mobile, Ltd.	58,000	565,029
China Pharmaceutical Group, Ltd.	176,000	98,332
China Resources Land, Ltd.	86,000	188,200
		1,214,526
Hungary - 0.6%
Magyar Telekom Telecommunications PLC	53,783	234,253

India - 6.2%
Allahabad Bank	102,281	253,762
Balrampur Chini Mills, Ltd.*	97,136	246,954
Bharat Petroleum Corp., Ltd.	10,993	132,314
Infosys Technologies, Ltd.	5,227	250,338
Maruti Suzuki India, Ltd.	5,142	182,677
McLeod Russel India, Ltd.	45,487	206,609
Mphasis, Ltd.*	23,248	322,514
Polaris Software Lab, Ltd.	50,550	158,307
Punjab National Bank, Ltd.	20,014	336,645
Tata Motors, Ltd.	21,824	268,303
Unitech, Ltd.	79,223	176,875
		2,535,298
Indonesia - 4.0%
Astra International Tbk PT	105,000	362,312
Bank Central Asia Tbk PT	538,500	257,689
Bank Mandiri Tbk PT	453,000	220,290
Bumi Resources Tbk PT	877,500	292,803
Indofood Sukses Makmur Tbk PT	644,000	201,562
United Tractors Tbk PT	196,000	316,358
		1,651,014
Israel - 1.5%
Teva Pharmaceutical Industries, Ltd. - ADR	12,200	616,832

Kuwait - 0.0%
Global Investment House KSCC - GDR*	9,656	17,864

Malaysia - 1.1%
CIMB Group Holdings Berhad*	141,000	452,210

Mexico - 2.4%
America Movil SAB De CV Series L - ADR	15,600	683,748
Wal-Mart de Mexico SAB de CV	82,300	285,199
		968,947
Philippines - 0.4%
Robinsons Land Corp.	827,500	183,384

Poland - 1.2%
KGHM Polska Miedz SA	16,379	488,251

Republic of China - 16.2%
Anta Sports Products, Ltd.	136,600	169,207
Bank of China, Ltd.	1,310,000	689,647
Bank of Communications Co., Ltd.	177,000	215,596
Changyou.com, Ltd. - ADR*	3,400	120,768
China Construction Bank Corp.*	636,000	508,797
China Life Insurance Co., Ltd.	135,000	587,899
China Petroleum & Chemical Corp.	714,000	608,048
China Shanshui Cement Group, Ltd.	296,000	220,757
Dongfeng Motor Group Co., Ltd.	230,000	243,353
Huadian Power International Co.*	544,000	174,781
Industrial & Commercial Bank of China	1,216,300	914,965
Jiangxi Copper Co., Ltd.	103,000	230,984
PetroChina Co., Ltd.	284,000	321,376
Semiconductor Manufacturing International Corp.*	1,827,000	86,045
Tencent Holdings, Ltd.	37,200	601,436
Tsingtao Brewery Co., Ltd.	52,000	197,263
Weichai Power Co., Ltd.*	67,000	353,153
Weiqiao Textile Co.	150,000	92,516
Xingda International Holdings, Ltd.	767,000	318,674
		6,655,265
Russian Federation - 5.2%
Gazprom OAO - ADR	18,450	436,158
LUKOIL - ADR	7,900	433,315
Magnitogorsk Iron & Steel Works - GDR*	22,000	204,600
Mobile Telesystems OJSC - ADR	7,700	371,679
Novolipetsk Steel OJSC - GDR*	8,100	206,145
Rosneft Oil Co. - GDR	39,050	291,105
Sistema JSFC - GDR*	12,100	176,660
		2,119,662
South Africa - 7.1%
Aveng, Ltd.*	78,307	446,951
Impala Platinum Holdings, Ltd.	16,989	392,356
Imperial Holdings, Ltd.	23,610	248,735
Investec, Ltd.	27,028	203,776
Kumba Iron Ore, Ltd.	8,558	280,090
MTN Group, Ltd.*	19,686	317,340
Naspers, Ltd. Cl. N	12,597	426,694
Sanlam, Ltd.	122,171	330,680
Sasol, Ltd.	7,203	268,443
		2,915,065

See Accompanying Notes to Financial Statements.

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
South Korea - 13.0%
Daewoo Securities Co., Ltd.*	9,000	$164,609
Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	7,730	112,842
Honam Petrochemical Corp.*	1,619	121,880
Hyundai Motor Co.*	2,193	207,528
KB Financial Group, Inc.*	3,470	178,175
Kolon Industries, Inc.*	10,140	360,591
LG Chem, Ltd.*	3,773	701,283
LG Corp.*	5,030	337,254
LG Telecom, Ltd.*	44,670	322,632
Lotte Shopping Co., Ltd.*	486	130,961
POSCO	1,101	455,071
Samsung Card Co.*	3,498	156,753
Samsung Electronics Co., Ltd.	1,985	1,373,033
Shinhan Financial Group Co., Ltd.*	8,280	330,286
SK Energy Co., Ltd.*	928	99,239
Sungwoo Hitech Co., Ltd.*	29,392	265,669
		5,317,806
Taiwan - 10.1%
Advanced Semiconductor
Engineering, Inc.	433,000	356,254
Compal Electronics, Inc.	295,590	344,340
Formosa Plastics Corp.	59,200	120,617
Hannstar Board Corp.	226,000	208,088
HON HAI Precision Industry Co., Ltd.	145,000	581,840
Lite-On Technology Corp.	171,930	225,421
MediaTek, Inc.	46,076	768,220
Quanta Computer, Inc.	370,919	778,806
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	28,900	316,744
Unimicron Technology Corp.	193,000	234,736
WPG Holdings Co., Ltd.	142,000	200,977
		4,136,043
Thailand - 3.1%
Banpu PCL	13,100	168,602
Charoen Pokphand Foods PCL	770,200	183,271
Kiatnakin Bank PCL	343,100	243,385
PTT Exploration & Production PCL	33,900	146,619
PTT PCL	53,100	416,409
Thai Vegetable Oil PCL	252,600	127,774
		1,286,060
Turkey - 4.3%
Arcelik*	99,008	286,429
Sinpas Gayrimenkul Yatirim Ortakligi AS - REIT	87,360	317,384
Turk Hava Yollari	260,242	675,840
Turkiye Garanti Bankasi AS	123,918	466,876
		1,746,529
United Kingdom - 0.6%
Kazakhmys PLC*	13,431	230,705
Total Common Stock (Cost: $28,238,051)		38,417,706

Preferred Stock - 3.2%
Brazil - 3.2%
Bradespar SA	9,000	164,683
Contax Participacoes SA	4,000	179,569
Investimentos Itau SA	126,400	760,557
Metalurgica Gerdau SA Cl. A*	11,600	193,051
		1,297,860
Total Preferred Stock (Cost: $791,760)		1,297,860

	Principal
	Amount	Value
Short Term Investments - 4.8%
Time Deposit - 4.8%
Citibank Nassau 0.030%, 10/01/09
(Cost: $1,960,330)	$1,960,330	$1,960,330
Total Investments - 101.8% (Cost: $30,990,141)		41,675,896
Liabilities in Excess of Other Assets - (1.8%)		(717,271)
Net Assets - 100.0%		$40,958,625

*   Non-income producing securities.
ADR - American Depository Receipt
GDR - Global Depository Receipt
REIT - Real Estate Investment Trust

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009

Percent of
Sector	Net Assets
Financial	20.3%
Energy	14.2
Technology	12.6
Basic Materials	12.1
Communications	10.0
Consumer, Cyclical	9.7
Consumer, Non-cyclical	7.2
Industrial	6.2
Diversified	3.3
Utilities	1.4
Short Term Investments	4.8
Total Investments	101.8
Liabilities in excess of other assets	(1.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

INTERNATIONAL SYSTEMATIC FUND

Management Team: Kunal Ghosh, Portfolio Manager; Steven Tael, Ph.D., CFA, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The International Systematic Fund seeks to maximize long-term capital appreciation through investments primarily in companies located in the developed countries represented in the MSCI EAFE Index. The Investment Adviser identifies investment opportunities using a quantitative model that integrates stock, sector, country and currency selection decisions.

Market Overview: Stock markets in developed non-U.S. countries generated broad-based gains between April 1 and September 30, 2009. Depreciation in the U.S. dollar versus a basket of currencies increased the gains in dollar terms.

After plummeting to a six-year low in March, the MSCI EAFE Index reversed course on hopes that the worst of the global recession had passed. The index turned in its best quarterly performance in more than twenty years during the second quarter of 2009. The rally continued through September as the global recovery picked up steam.

In Europe, central bankers held interest rates at record lows and continued with the special liquidity programs they had set up during the darkest days of the credit crisis. Policymakers throughout the region promoted their fiscal stimulus packages, including “cash for clunkers” vehicle salvage programs in Germany and France. Second-quarter economic growth turned positive in these two countries, and the pace of decline slowed in other nations.

In Japan, the economy also began to grow in the second quarter, boosted by a spike in exports. However, domestic demand remained weak amid an all-time high unemployment rate of 5.7%. Furthermore, the August election of a new government raised questions about how future wage, tax and trade policies might affect Japanese businesses.

Performance: The Fund’s Class I shares gained 42.48% during the six months ended September 30, 2009 and the MSCI EAFE Index gained 50.42%.

Portfolio Specifics: Holdings in every sector and nearly every country produced a gain for the Fund. The portfolio’s top overall contributor was the Spanish bank Banco Santander. During the period, banks were strong performers, especially those with significant exposure to emerging countries. Banco Santander has significant business operations in Latin America.

Alternatively, our position in Public Power of Greece, an electric utility, hurt the Fund’s results. The company showed sequential growth in cash flow over the last four quarters and was trading at a low valuation. However, the market ignored its cash flow growth and low valuation, focusing instead on the likelihood of tariff caps on electricity following upcoming Greek elections.

Our investment in Public Power is a good example of why the Fund lagged the index. During the period, macro-related themes, such as investor thirst for high-risk, low-quality assets, swamped consideration of company fundamentals. Our bottom-up stock selection process was not uniformly rewarded in this environment, since it emphasizes stocks with positive or improving fundamentals. In September, as investor interest began turning toward stocks characterized by positive or improving fundamentals, we were pleased to see the Fund do better versus the index.

Market Outlook: The Fund’s investment process evaluates opportunities on a relative basis and neither utilizes, nor results in, a forecast or outlook on the overall market. Rather, the Fund expects to outperform in both up and down markets. Through consistent application of our disciplined process, we are confident that the Fund will deliver strong, long-term performance.

Comparison of Change in Value of a $250,000 Investment in International Systematic Fund Class I and III Shares with the MSCI EAFE Index.

Annualized Total Returns As of 9/30/09
		Since
	1 Year	Inception
International Systematic Fund Class I	–2.46%	2.52%
MSCI EAFE Index	3.80%	4.49%

INTERNATIONAL SYSTEMATIC FUND

Annualized Total Returns As of 9/30/09
		Since
	1 Year	Inception
International Systematic Fund Class III	–2.33%	2.61%
MSCI EAFE Index	3.80%	4.49%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I and III shares with the MSCI EAFE Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The Class I shares commenced operations on July 6, 2005 and III shares on December 22, 2006. The historical performance of Class II and III shares includes the performance of Class I shares for the periods prior to the inception of class III shares. The total returns shown above do not show the effects of income taxes on an individuals’ investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index comprised of over 900 companies and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the Index on a U.S. dollar adjusted basis, unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

INTERNATIONAL SYSTEMATIC FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

Number of
	Shares	Value
Common Stock - 97.4%
Australia - 7.3%
Australia & New Zealand Banking Group, Ltd.	18,310	$394,130
BHP Billiton, Ltd.	21,879	728,540
Challenger Financial Services Group, Ltd.	148,080	445,646
Commonwealth Bank of Australia	30,313	1,384,455
David Jones, Ltd.	149,022	768,073
Downer EDI, Ltd.	59,364	429,088
Leighton Holdings, Ltd.	8,812	281,295
OneSteel, Ltd.	89,679	239,813
Suncorp-Metway, Ltd.	32,904	257,870
		4,928,910
Belgium - 0.4%
Anheuser-Busch InBev NV	5,491	250,457

Finland - 0.3%
Huhtamaki OYJ	16,400	208,555

France - 11.4%
AXA SA	9,948	269,008
BNP Paribas	17,627	1,406,790
Fonciere Des Regions - REIT	2,524	293,634
France Telecom SA	19,116	508,682
Groupe Steria SCA	17,184	610,364
PPR	2,001	256,189
Sanofi-Aventis SA	20,483	1,501,491
SCOR SE	26,691	728,786
Total SA	22,471	1,333,706
Vivendi	26,718	825,790
		7,734,440
Germany - 7.2%
Bilfinger Berger AG	6,221	430,019
E.ON AG	15,661	663,401
GEA Group AG	13,169	274,493
Linde AG	1,893	204,979
ProSiebenSat.1 Media AG	40,334	433,328
RWE AG	7,839	727,256
Siemens AG*	11,728	1,084,797
ThyssenKrupp AG*	16,040	551,677
Volkswagen AG	4,621	537,592
		4,907,542
Greece - 0.4%
Coca Cola Hellenic Bottling Co. SA*	11,390	302,841

Hong Kong - 4.5%
BOC Hong Kong Holdings, Ltd.	273,500	599,932
Digital China Holdings, Ltd.	225,000	212,805
Minth Group, Ltd.	266,000	239,227
Noble Group, Ltd.	437,000	759,837
Shun Tak Holdings, Ltd.	428,000	324,726
Swire Pacific, Ltd. Cl. A	42,000	494,784
TPV Technology, Ltd.	290,000	179,612
VTech Holdings, Ltd.	30,000	258,385
		3,069,308
Israel - 0.4%
Teva Pharmaceutical Industries, Ltd. - ADR	5,100	257,856
Italy - 3.2%
Enel SpA	222,614	1,411,401
ENI SpA	31,426	784,576
		2,195,977

Japan - 16.3%
Canon, Inc.	5,400	218,931
Fujitsu, Ltd.	126,000	826,067
Heiwa Corp.	31,500	348,300
Honda Motor Co., Ltd.	13,600	419,992
Hosiden Corp.	15,800	214,761
Ines Corp.	35,000	298,263
ITOCHU Corp.	49,000	325,627
KDDI Corp.	107	604,702
Komatsu, Ltd.	40,400	758,951
K’s Holdings Corp.*	16,000	537,890
Kyorin Co., Ltd.	13,000	221,422
Marubeni Corp.	63,000	318,747
Mitsubishi UFJ Financial Group, Inc.	79,400	427,440
Mitsui & Co., Ltd.	14,000	183,571
Nippo Corp.*	14,000	114,614
Nippon Electric Glass Co., Ltd.	27,000	246,976
Nippon Mining Holdings, Inc.	30,500	150,567
Nippon Soda Co., Ltd.*	115,000	486,793
Nippon Telegraph & Telephone Corp.	7,600	353,113
Nissan Motor Co., Ltd.*	82,800	561,340
Nitto Denko Corp.	13,800	423,857
Nomura Holdings, Inc.	37,200	229,760
Sojitz Corp.	114,700	219,062
Square Enix Holdings Co., Ltd.	6,800	184,554
Sumitomo Metal Mining Co., Ltd.	26,000	428,034
Taiyo Yuden Co., Ltd.	14,000	165,589
The Kansai Electric Power Co., Inc.	28,400	688,312
The Sumitomo Trust & Banking Co., Ltd.	45,000	239,739
Tokuyama Corp.	22,000	161,680
Toyota Motor Corp.	6,400	255,185
Ube Industries, Ltd.*	169,000	445,457
		11,059,296
Netherlands - 0.9%
Koninklijke KPN NV	37,639	623,617

Norway - 0.3%
Marine Harvest*	261,000	188,610

Republic of China - 2.5%
Anta Sports Products, Ltd.	157,000	194,476
Bank of Communications Co., Ltd.	254,000	309,386
China Shanshui Cement Group, Ltd.	296,000	220,757
Huadian Power International Co.*	506,000	162,572
Tsingtao Brewery Co., Ltd.	114,000	432,463
Weichai Power Co., Ltd.	69,000	363,694
		1,683,348
Singapore - 3.5%
Allgreen Properties, Ltd.	318,000	255,023
Hi-P International, Ltd.	660,000	334,907
Jardine Cycle & Carriage, Ltd.	47,000	810,546
Rotary Engineering, Ltd.	337,000	275,043
United Overseas Bank, Ltd.	27,000	321,536
Wilmar International, Ltd.	76,000	340,882
		2,337,937
Spain - 6.7%
Banco Santander SA	131,457	2,113,659
Mapfre SA	131,275	586,591
Repsol YPF SA	18,430	500,798
Telefonica SA	49,303	1,358,808
		4,559,856

See Accompanying Notes to Financial Statements.

INTERNATIONAL SYSTEMATIC FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
Sweden - 2.3%
Electrolux AB Cl. B*	15,000	$342,135
Svenska Cellulosa AB Cl. B	69,800	943,264
Tele2 AB Cl. B	22,100	292,334
		1,577,733
Switzerland - 8.5%
ABB, Ltd.*	42,056	843,025
Credit Suisse Group AG	32,991	1,828,152
Nestle SA	8,868	377,402
Novartis AG*	5,473	273,479
Roche Holding AG*	6,652	1,073,781
Syngenta AG	670	153,739
UBS AG*	14,859	271,648
Zurich Financial Services AG	4,041	959,964
		5,781,190
United Kingdom - 21.3%
Anglo American PLC*	8,997	286,780
Antofagasta PLC	28,738	349,082
AstraZeneca PLC	9,719	435,856
Barclays PLC*	164,989	976,338
Barratt Developments PLC*	56,237	220,719
BG Group PLC	19,029	330,818
BP PLC	90,970	804,576
British American Tobacco PLC	38,362	1,204,384
Eurasian Natural Resources Corp.	23,703	332,276
GlaxoSmithKline PLC	49,789	979,051
HSBC Holdings PLC	75,150	860,569
J. Sainsbury PLC	31,634	164,430
Kazakhmys PLC*	21,944	376,933
Kingfisher PLC	220,693	751,463
Logica PLC	149,713	311,516
Marks & Spencer Group PLC	135,879	786,909
Marston’s PLC	133,041	207,140
Pearson PLC	34,017	419,463
Petrofac, Ltd.	20,907	330,196
Premier Foods PLC*	263,981	177,323
Prudential PLC	90,682	872,369
Royal Dutch Shell PLC Cl. B	44,483	1,235,059
Trinity Mirror PLC*	59,175	162,594
Tullett Prebon PLC	99,671	622,970
Tullow Oil PLC	14,556	262,600
Vodafone Group PLC	222,513	498,938
Xstrata PLC*	28,622	422,289
		14,382,641
Total Common Stock (Cost: $57,849,132)		66,050,114
Rights - 0.1%
France - 0.1%
BNP Paribas* (Cost: $0)	17,627	38,133

	Principal
	Amount	Value
Short Term Investments - 1.9%
Time Deposit - 1.9%
Citibank London 0.030%, 10/01/09
(Cost: $1,299,422)	$1,299,422	$1,299,422
Total Investments - 99.4% (Cost: $59,148,554)		67,387,669
Other Assets in Excess of Liabilities - 0.6%		378,053
Net Assets - 100.0%		$67,765,722

* Non-income producing securities.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009
Percent of
Sector	Net Assets
Financial	25.3%
Consumer, Non-cyclical	13.3
Consumer, Cyclical	12.8
Basic Materials	9.6
Communications	9.2
Energy	8.6
Industrial	8.2
Utilities	5.3
Technology	3.1
Diversified	2.1
Short Term Investments	1.9
Total Investments	99.4
Other assets in excess of liabilities	0.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. HIGH YIELD BOND FUND

Management Team: Douglas G. Forsyth, CFA, Portfolio Manager; William L. Stickney, Portfolio Manager; Justin Kass, CFA, Portfolio Manager; Michael E. Yee, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. High Yield Bond Fund seeks to deliver total return via high current income and capital growth from a diversified portfolio consisting primarily of lower-rated U.S. corporate fixed-income securities.

Market Overview: In the six months ended September 30, 2009, the Merrill Lynch High Yield Master II Index gained 41.44%, outperforming the S&P 500 Index, which rose 34.02%, and the ten-year Treasury, which lost 3.76%. During the period, high-yield investors were treated to one of the fastest investment whipsaws in recent memory. The mantra of “sell everything” that defined the market in late 2008 was exchanged for “buy everything and ask questions later.” The technical lift was the most prominent cause of the price and spread movement. Buyers chased nearly all issues higher, with increased demand pushing up prices. In addition, the fundamental picture brightened for both the issuers and the economy. Economic indicators improved, earnings reports were generally better than expected and the financial industry stabilized, as proven by many of the largest institutions paying back Troubled Asset Relief Program (TARP) funds.

The trend in the ratio of credit upgrades to downgrades improved over the course of the period. New issuance was robust, with companies raising $107 billion in proceeds from 235 issues. Mutual fund flows brought $14.2 billion into the market, for a total of $25.5 billion year-to-date. The fund flows approach the 2003 record high of $32 billion. The combination of performance, new issuance and demand returned the high-yield market to full functionality.

Performance: The Fund’s Class I shares gained 28.17% during the six months ended September 30, 2009. The Merrill Lynch High Yield Master II Index rose 41.44%.

Portfolio Specifics: The Fund participated in the majority of the high-yield rally. However, the specific and broad contributors to the index return made it difficult to outperform the index. The lowest priced/distressed issuers were the greatest contributors to benchmark performance, and our underweight in these issuers dragged on our results. However, we believe these weaker credits will ultimately fall in price when investors return to focusing on company fundamentals. In terms of breadth, the index return was spread across an unusually large number of issues. Many of those issues rarely trade; therefore, even if an issue was identified as a good candidate for purchase, the liquidity was not there to build a position.

Notable positive performers in the Fund included a rental car company that rebounded on better-than-expected earnings and a more positive outlook, and a provider of information technology (IT) services that shored up its balance sheet and received new contract wins. One of the few negative performers was a manufacturer of truck parts that had lagging order trends despite a rebound in the auto industry.

Market Outlook: The high-yield asset class continues to offer a compelling total return opportunity. Spreads, which have narrowed to 800 basis points, are now inside of prior market-cycle highs. Some pullback is possible in the short term due to the speed of the market’s move higher. However, intermediate- and long-term performance will be driven by the realized default rate. Most strategists have reduced their default expectations to high-single-digits for the balance of 2009 and then falling in 2010. As default rate expectations are reduced, investor risk appetite increases, resulting in a commensurate drop in spread levels.

As always, we continue to build the Fund one security at a time, by performing rigorous credit analysis to identify companies which are opportunistically capitalizing on change.

Comparison of Change in Value of a $250,000 Investment in U.S. High Yield Bond Fund Class I Shares with the Merrill Lynch High Yield Master II Index.

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
U.S. High Yield Bond Class I	16.28%	5.97%	6.10%
Merrill Lynch High Yield Master Index	22.35%	6.05%	6.04%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Merrill Lynch High Yield Master II Index for the periods indicated. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. One cannot invest directly in an index.

Bond prices, and thus the Fund’s share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Principal
	Amount	Value
Corporate Bonds - 88.7%
Aerospace/Defense - 0.3%
Spirit Aerosystems, Inc. 144A#
7.500%, 10/01/17	$260,000	$260,000
Aerospace/Defense-Equipment - 1.8%
BE Aerospace, Inc.
8.500%, 07/01/18	675,000	693,563
TransDigm, Inc.
7.750%, 07/15/14	645,000	643,387
		1,336,950
Apparel Manufacturers - 2.7%
Levi Strauss & Co.
9.750%, 01/15/15	890,000	930,050
Oxford Industries, Inc.
11.375%, 07/15/15	495,000	532,744
Quiksilver, Inc.
6.875%, 04/15/15	770,000	579,425
		2,042,219
Auto/Truck Parts & Equipment-Original - 0.7%
Tenneco, Inc.
8.625%, 11/15/14	580,000	546,650

Auto/Truck Parts & Equipment-Replacement - 1.3%
Exide Technologies
10.500%, 03/15/13	955,000	943,063

Beverages-Non-alcoholic - 1.1%
Cott Beverages USA, Inc.
8.000%, 12/15/11	815,000	813,981

Building Products-Cement/Aggregate - 0.9%
Texas Industries, Inc.
7.250%, 07/15/13	695,000	670,675

Building-Residential/Commercial - 1.4%
DR Horton, Inc.
6.500%, 04/15/16	1,080,000	1,067,850

Cable/Satellite TV - 3.0%
Cablevision Systems Corp. 144A#
8.625%, 09/15/17	595,000	617,312
Echostar DBS Corp.
7.125%, 02/01/16	800,000	798,000
Mediacom Broadband LLC/Mediacom Broadband Corp.
8.500%, 10/15/15	780,000	791,700
		2,207,012
Casino Hotels - 4.1%
Harrah’s Operating Co., Inc. 144A#
10.000%, 12/15/18	920,000	736,000
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. 144A#
11.250%, 06/01/17	1,045,000	1,078,963
MGM Mirage 144A#
11.375%, 03/01/18	805,000	760,725
MTR Gaming Group, Inc. 144A#
12.625%, 07/15/14	495,000	485,100
		3,060,788

Cellular Telecommunications - 3.1%
Centennial Communications Corp.
10.000%, 01/01/13	260,000	272,025
Cricket Communications, Inc.
9.375%, 11/01/14	280,000	285,600
MetroPCS Wireless, Inc.
9.250%, 11/01/14	870,000	893,925
Nextel Communications, Inc.
7.375%, 08/01/15	965,000	870,912
		2,322,462
Chemicals-Specialty - 0.9%
Ashland, Inc. 144A#
9.125%, 06/01/17	600,000	643,500
Coal - 1.6%
Arch Coal, Inc. 144A#
8.750%, 08/01/16	270,000	279,450
Peabody Energy Corp.
7.375%, 11/01/16	930,000	943,950
		1,223,400
Commercial Services - 1.9%
DI Finance/DynCorp International
9.500%, 02/15/13	735,000	753,375
Iron Mountain, Inc.
8.375%, 08/15/21	650,000	672,750
		1,426,125
Commercial Services-Finance - 1.3%
Cardtronics, Inc.
9.250%, 08/15/13	375,000	379,688
Deluxe Corp.
7.375%, 06/01/15	595,000	573,431
		953,119
Computer Services - 1.3%
Stream Global Services, Inc. 144A#
11.250%, 10/01/14	635,000	617,537
Unisys Corp. 144A#
12.750%, 10/15/14	312,000	332,280
		949,817
Consumer Products-Miscellaneous - 0.8%
Jarden Corp.
7.500%, 05/01/17	580,000	566,950

Containers-Metal/Glass - 1.5%
BWAY Corp. 144A#
10.000%, 04/15/14	525,000	557,812
Crown Americas LLC/Crown Americas Capital Corp.
7.750%, 11/15/15	530,000	541,925
		1,099,737
Data Processing/Management - 1.2%
First Data Corp.
9.875%, 09/24/15	935,000	868,381

Distribution/Wholesale - 0.5%
KAR Holdings, Inc.
8.750%, 05/01/14	345,000	343,275

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Principal
	Amount	Value
Diversified Banking Institution - 1.4%
GMAC LLC 144A#
6.750%, 12/01/14	$1,222,000	$1,050,920

Diversified Manufacturing Operations - 1.1%
Harland Clarke Holdings Corp.
9.500%, 05/15/15	595,000	535,500
Park-Ohio Industries, Inc.
8.375%, 11/15/14	345,000	267,375
		802,875
Diversified Operations - 1.2%
Kansas City Southern Railway
8.000%, 06/01/15	670,000	686,750
Kansas City Southern Railway
13.000%, 12/15/13	175,000	202,125
		888,875
Diversified Operations/Commercial Services - 1.0%
ARAMARK Corp.
8.500%, 02/01/15	725,000	734,969

Electric-Generation - 0.8%
Edison Mission Energy
7.000%, 05/15/17	750,000	630,000

Electric-Integrated - 1.0%
Energy Future Holdings Corp.*
10.875%, 11/01/17	950,000	722,000

Electronic Components-Miscellaneous - 0.7%
Sanmina-SCI Corp.
8.125%, 03/01/16	535,000	509,587

Electronic Components-Semiconductors - 2.4%
Advanced Micro Devices, Inc.
7.750%, 11/01/12	1,105,000	997,263
Amkor Technology, Inc.
9.250%, 06/01/16	800,000	828,000
		1,825,263
Filtration/Separation Products - 0.7%
Polypore, Inc.
8.750%, 05/15/12	545,000	534,100

Finance-Auto Loans - 1.8%
Ford Motor Credit Co. LLC
7.000%, 10/01/13	670,000	629,403
Ford Motor Credit Co. LLC
9.875%, 08/10/11	670,000	679,795
		1,309,198
Finance-Consumer Loans - 0.6%
American General Finance Corp.
6.900%, 12/15/17	620,000	434,226

Machinery-Construction & Mining - 0.7%
Terex Corp.
7.375%, 01/15/14	490,000	487,550

Machinery-Electrical - 0.9%
Baldor Electric Co.
8.625%, 02/15/17	695,000	708,900

Machinery-Farm - 0.9%
Case New Holland, Inc. 144A#
7.750%, 09/01/13	700,000	700,000

Medical-Drugs - 0.3%
Valeant Pharmaceuticals International 144A#
8.375%, 06/15/16	240,000	244,800

Medical-Hospitals - 3.1%
AMR HoldCo, Inc./EmCare HoldCo, Inc.
10.000%, 02/15/15	610,000	648,125
Community Health Systems, Inc.
8.875%, 07/15/15	840,000	863,100
HCA, Inc.
9.250%, 11/15/16	810,000	839,363
		2,350,588
Medical-Nursing Homes - 1.0%
Sun Healthcare Group, Inc.
9.125%, 04/15/15	755,000	755,000

Medical-Outpatient/Home Medical Care - 1.8%
Apria Healthcare Group, Inc. 144A#
11.250%, 11/01/14	570,000	615,600
Res-Care, Inc.
7.750%, 10/15/13	770,000	754,600
		1,370,200
MRI/Medical Diagnostic Imaging - 0.5%
Alliance HealthCare Services, Inc.
7.250%, 12/15/12	235,000	227,950
Alliance Imaging, Inc.
7.250%, 12/15/12	165,000	160,050
		388,000
Multi-line Insurance - 0.3%
American International Group, Inc.++
8.175%, 05/15/58	385,000	233,888

Office Supplies & Forms - 0.3%
ACCO Brands Corp. 144A#
10.625%, 03/15/15	195,000	204,750

Oil Companies-Exploration & Production - 6.0%
Chesapeake Energy Corp.
6.875%, 01/15/16	835,000	795,338
Forest Oil Corp.
7.250%, 06/15/19	380,000	357,200
Mariner Energy, Inc.
11.750%, 06/30/16	485,000	525,012
PetroHawk Energy Corp.
7.875%, 06/01/15	790,000	782,100
SandRidge Energy, Inc. 144A#
8.000%, 06/01/18	635,000	614,362
SandRidge Energy, Inc. 144A#
9.875%, 05/15/16	1,000,000	1,047,500
Southwestern Energy Co.
7.500%, 02/01/18	340,000	345,100
		4,466,612
Oil-Field Services - 0.7%
Allis-Chalmers Energy, Inc.
9.000%, 01/15/14	620,000	508,400

Paper & Related Products - 2.0%
Neenah Paper, Inc.
7.375%, 11/15/14	790,000	626,075
NewPage Corp. 144A#
11.375%, 12/31/14	875,000	864,062
		1,490,137

See Accompanying Notes to Financial Statements.

U.S. HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Principal
	Amount	Value
Pipelines - 2.1%
Dynegy Holdings, Inc.
7.750%, 06/01/19	$760,000	$651,700
El Paso Corp.
8.250%, 02/15/16	895,000	921,850
		1,573,550
Printing-Commercial - 0.7%
Cenveo Corp.
7.875%, 12/01/13	680,000	549,100

Quarrying - 0.8%
Compass Minerals International, Inc. 144A#
8.000%, 06/01/19	575,000	584,344

Racetracks - 0.4%
Speedway Motorsports, Inc. 144A#
8.750%, 06/01/16	285,000	297,825

Real Estate Management/Service - 0.7%
CB Richard Ellis Services, Inc. 144A#
11.625%, 06/15/17	485,000	526,225

Rental Auto/Equipment - 1.7%
Hertz Corp.
10.500%, 01/01/16	590,000	616,550
United Rentals North America, Inc. 144A#
10.875%, 06/15/16	605,000	650,375
		1,266,925
Retail-Apparel/Shoe - 1.4%
Brown Shoe Co., Inc.
8.750%, 05/01/12	555,000	548,062
Phillips-Van Heusen Corp.
8.125%, 05/01/13	500,000	511,250
		1,059,312
Retail-Automobile - 0.3%
Penske Auto Group, Inc.
7.750%, 12/15/16	240,000	222,600

Retail-Computer Equipment - 1.4%
GameStop Corp./GameStop, Inc.
8.000%, 10/01/12	1,020,000	1,058,250

Retail-Drug Store - 0.8%
Rite Aid Corp.
7.500%, 03/01/17	640,000	566,400

Retail-Propane Distribution - 1.1%
Inergy LP/Inergy Finance Corp.
8.250%, 03/01/16	845,000	853,450

Retail-Regional Department Stores - 0.8%
The Neiman Marcus Group, Inc.
10.375%, 10/15/15	680,000	584,800

Satellite Telecommunications - 2.2%
DigitalGlobe, Inc. 144A#
10.500%, 05/01/14	850,000	918,000
Hughes Network Systems LLC/HNS Finance Corp.
9.500%, 04/15/14	740,000	747,400
		1,665,400
Steel-Producers - 0.8%
Steel Dynamics, Inc.
7.375%, 11/01/12	565,000	573,475

Super-Regional Banks-US - 0.6%
BAC Capital Trust XI
6.625%, 05/23/36	530,000	469,050

Telecommunications Services - 3.1%
MasTec, Inc.
7.625%, 02/01/17	1,155,000	1,091,475
Time Warner Telecom Holdings, Inc.
9.250%, 02/15/14	585,000	605,475
West Corp.
11.000%, 10/15/16	585,000	583,538
		2,280,488
Telephone-Integrated - 3.5%
Cincinnati Bell, Inc.
8.375%, 01/15/14	880,000	888,800
Sprint Capital Corp.
8.375%, 03/15/12	850,000	881,875
Windstream Corp.
8.625%, 08/01/16	820,000	842,550
		2,613,225
Travel Services - 1.0%
Travelport LLC
9.875%, 09/01/14	785,000	763,413

Web Hosting/Design - 0.9%
Terremark Worldwide, Inc. 144A#
12.000%, 06/15/17	610,000	667,950

Wire & Cable Products - 1.1%
Anixter, Inc.
5.950%, 03/01/15	225,000	199,969
General Cable Corp.
7.125%, 04/01/17	620,000	610,700
		810,669
Wireless Equipment - 0.7%
Crown Castle International Corp.
9.000%, 01/15/15	520,000	547,300
Total US Corporate Bonds (Cost: $62,732,724)		66,230,543
Foreign Corporate Bonds - 6.1%
Cellular Telecommunications - 1.3%
Millicom international Cellular SA
10.000%, 12/01/13	955,000	995,587

Cruise Lines - 1.0%
Royal Carribean Cruises
11.875%, 07/15/15	625,000	706,250

Metal-Aluminum - 0.8%
Novelis, Inc./GA 144A#
11.500%, 02/15/15	620,000	629,300

Oil Companies-Exploration & Production - 1.1%
OPTI Canada, Inc.
8.250%, 12/15/14	1,000,000	780,000

Satellite Telecommunications - 1.0%
Intelsat Jackson Holdings Ltd.
9.500%, 06/15/16	735,000	775,425

Telecommuications Services - 0.9%
Global Crossing Ltd. 144A#
12.000%, 09/15/15	650,000	685,750
Total Foreign Corporate Bonds (Cost: $4,231,217)		4,572,312

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Principal
	Amount	Value
Short Term Investments - 5.6%
Time Deposit - 5.6%
Citibank London 0.030%, 10/01/09
(Cost: $4,135,474)	$4,135,474	$4,135,474
Total Investments - 100.4% (Cost: $71,320,121)		74,938,329
Liabilities in Excess of Other Assets - (0.4%)		(268,650)
Net Assets - 100.0%		$74,669,679

#	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at September 30, 2009 was $16,670,442 or 22.33% of net assets.
*	Step Bond: Coupon is a fixed rate for an initial period then resets at a specific date and rate.
++	The coupon rate shown on floating rate securities represents the rate at September 30, 2009.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009
Percent of
Sector	Net Assets
Communications	19.7%
Consumer, Cyclical	18.9
Consumer, Non-cyclical	15.5
Energy	11.5
Industrial	10.6
Financial	5.4
Basic Materials	5.3
Technology	4.9
Utilities	1.8
Diversified	1.2
Short Term Investments	5.6
Total Investments	100.4
Liabilities in excess of other assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class I share outstanding during the period indicated

						Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)		Total from Investments Operations	Net Investment Income	Net Realized Capital Gains
U.S. EQUITY FUNDS
U.S. ULTRA MICRO CAP
For the period ended 09/30/09	$5.78	$(0.07)	$3.66		$3.59	$—	$—
For the year ended 03/31/09	9.28	(0.16)	(3.34)		(3.50)	—	—
1/28/08 (Commenced) to 03/31/08	10.00	(0.03)	(0.69)		(0.72)	—	—
U.S. MICRO CAP
For the period ended 09/30/09	$7.58	$(0.05)	$3.52		$3.47	$—	$—
For the year ended 03/31/09	11.60	(0.07)	(3.95)		(4.02)	—	(0.00	)(7)
For the year ended 03/31/08	15.33	(0.18)	(1.49)		(1.67)	—	(2.06)
For the year ended 03/31/07	17.43	(0.12)	(0.19)		(0.31)	—	(1.79)
For the year ended 03/31/06	12.83	(0.11)	5.06		4.95	—	(0.35)
For the year ended 03/31/05	14.69	(0.09)	(1.09)		(1.18)	—	(0.68)
U.S. EMERGING GROWTH
For the period ended 09/30/09	$6.59	$(0.03)	$3.79		$3.76	$—	$—
For the year ended 03/31/09	11.45	(0.04)	(4.82	)(5)	(4.86)	—	—
For the year ended 03/31/08	13.09	(0.06)	(0.70	)(5)	(0.76)	—	(0.88)
For the year ended 03/31/07	13.90	(0.07)	0.19	(5)	0.12	—	(0.93)
For the year ended 03/31/06	9.77	(0.11)	4.25		4.14	—	(0.01)
For the year ended 03/31/05	9.61	(0.07)	0.23		0.16	—	—
U.S. SMALL TO MID CAP GROWTH
For the period ended 09/30/09	$5.42	$(0.01)	$2.64		$2.63	$—	$—
For the year ended 03/31/09	9.02	(0.03)	(3.57)		(3.60)	—	—
7/31/07 (Commenced) to 03/31/08	10.00	(0.03)	(0.95)		(0.98)	—	—
U.S. SYSTEMATIC LARGE CAP GROWTH
For the period ended 09/30/09	$12.86	$0.04	$3.11		$3.15	$—	$—
For the year ended 03/31/09	19.39	0.10	(6.63	)(5)	(6.53)	—	—
For the year ended 03/31/08	19.77	(0.02)	(0.36	)(5)	(0.38)	—	—
For the year ended 03/31/07	17.86	0.02	1.89		1.91	—	—
For the year ended 03/31/06	15.67	0.03	2.16		2.19	—	—
For the year ended 03/31/05	15.06	0.07	0.54		0.61	—	—
U.S. CONVERTIBLE
For the period ended 09/30/09	$19.01	$0.37	$4.67		$5.04	$(0.36)	$—
For the year ended 03/31/09	24.88	0.43	(5.73	)(5)	(5.30)	(0.43)	(0.14)
For the year ended 03/31/08	24.35	0.37	0.58		0.95	(0.32)	(0.10)
For the year ended 03/31/07	24.57	0.45	2.03		2.48	(0.47)	(2.23)
For the year ended 03/31/06	22.44	0.27	3.45		3.72	(0.55)	(1.04)
For the year ended 03/31/05	23.11	0.39	0.66		1.05	(0.45)	(1.27)

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

See Accompanying Notes to Financial Statements.

						Ratios to Average Net Assets (3)
Total Distributions		Net Asset Value, Ending	Total Return (2)		Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate

$—		$9.37	62.11%		$1,843	(1.76%)	2.34%	—	2.34%	2.20%	70%
—		5.78	(37.72%)		1,084	(2.05%)	2.40%	—	2.40%	2.31%	109%
—		9.28	(7.20	%)(6)	886	(2.10%)	2.31%	—	2.31%	2.15%	19%

$—		$11.05	45.78%		$57,263	(1.10%)	1.54%	—	1.54%	1.52%	70%
(0.00	)(7)	7.58	(34.63%)		40,178	(0.64%)	1.58%	—	1.58%	0.91%	104%
(2.06)		11.60	(13.25%)		60,122	(1.19%)	1.58%	—	1.58%	1.38%	139%
(1.79)		15.33	(1.35%)		84,405	(0.75%)	1.58%	—	1.58%	1.19%	165%
(0.35)		17.43	39.04%		78,058	(0.78%)	1.64%	(0.07%)	1.57%	1.10%	180%
(0.68)		12.83	(8.17%)		69,246	(0.72%)	1.63%	(0.07%)	1.56%	1.12%	266%

$—		$10.35	57.06%		$14,445	(0.59%)	1.18%	—	1.18%	1.16%	74%
—		6.59	(42.45%)		6,591	(0.34%)	1.21%	—	1.21%	0.90%	146%
(0.88)		11.45	(7.01%)		7,499	(0.46%)	1.21%	—	1.21%	0.72%	129%
(0.93)		13.09	1.30%		7,409	(0.54%)	1.21%	—	1.21%	0.72%	148%
(0.01)		13.90	42.38%		6,721	(1.04%)	1.89%	(0.39%)	1.50%	1.17%	128%
—		9.77	1.66%		12,043	(0.75%)	1.63%	(0.17%)	1.46%	1.06%	142%

$—		$8.05	48.52%		$4,606	(0.24%)	0.95%	—	0.95%	0.90%	91%
—		5.42	(39.91%)		3,102	(0.44%)	0.97%	—	0.97%	0.81%	179%
—		9.02	(9.80	%)(6)	4,862	(0.50%)	0.95%	—	0.95%	0.80%	105%

$—		$16.01	24.49%		$960	0.52%	1.11%	—	1.11%	1.07%	69%
—		12.86	(33.68%)		512	0.58%	1.16%	—	1.16%	1.12%	116%
—		19.39	(1.92%)		791	(0.10%)	1.14%	—	1.14%	1.10%	106%
—		19.77	10.69%		945	(0.09%)	1.13%	—	1.13%	1.05%	100%
—		17.86	13.98%		667	0.19%	1.67%	(0.53%)	1.14%	1.04%	147%
—		15.67	4.05%		780	0.45%	1.66%	(0.54%)	1.12%	1.00%	197%

$(0.36)		$23.69	26.62%		$57,451	3.41%	1.00%	—	1.00%	1.00%	74%
(0.57)		19.01	(21.30%)		20,664	1.86%	1.03%	—	1.03%	0.98%	91%
(0.42)		24.88	3.84%		47,773	1.45%	1.03%	—	1.03%	0.89%	98%
(2.70)		24.35	10.79%		39,022	1.89%	1.02%	—	1.02%	0.85%	92%
(1.59)		24.57	17.15%		31,627	1.02%	1.14%	(0.11%)	1.03%	0.87%	92%
(1.72)		22.44	4.62%		35,397	1.68%	1.10%	0.08%	1.02%	0.85%	102%
(5)
Includes litigation proceeds of approximately $0.03 per share for U.S. Micro Cap Fund during the fiscal year ended 2009, $0.07 and $0.06 per share for the U.S. Emerging Growth Fund during the fiscal year for 2008 and 2009, respectively, $0.09 and 0.04 per share for the U.S Systematic Large Cap Growth Fund during the fiscal year for 2008 and 2009, respectively. For U.S. Convertible Fund during the fiscal year end 2009, litigation proceeds were less than $0.01 per share. The U.S. Emerging Growth Fund received $28,454 from a security litigation settlement for the fiscal year 2007 which is reflected in realized gains. The event had a $0.05 per share impact to the fund.

(6)	Inception to date return.
(7)	Less than one penny per share.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class I share outstanding during the period indicated

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total from Investments Operations	Net Investment Income	Net Realized Capital Gains
GLOBAL EQUITY FUNDS
GLOBAL SELECT
For the period ended 09/30/09	$0.32	$0.00	$0.11	$0.11	$—	$—
For the year ended 03/31/09	12.65	0.02	(5.44)	(5.42)	(0.04)	(6.87)
For the year ended 03/31/08	18.60	0.11	0.92	1.03	(0.28)	(6.69)
For the year ended 03/31/07	18.96	0.06	1.85	1.91	—	(2.27)
For the year ended 03/31/06	16.09	0.03	3.97	4.00	(0.03)	(1.10)
For the year ended 03/31/05	15.58	0.06	1.37	1.43	—	(0.92)
INTERNATIONAL GROWTH
For the period ended 09/30/09	$5.43	$0.07	$2.02	$2.09	$—	$—
For the year ended 03/31/09	12.01	0.13	(5.64)	(5.51)	(0.06)	(1.01)
For the year ended 03/31/08	14.41	0.19	2.02	2.21	(0.76)	(3.85)
For the year ended 03/31/07	13.00	0.07	1.93	2.00	(0.08)	(0.51)
For the year ended 03/31/06	9.08	0.01	3.92	3.93	(0.01)	—
For the year ended 03/31/05	8.19	0.01	0.92	0.93	—	(0.04)
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 09/30/09	$16.29	$0.18	$9.17	$9.35	$—	$—
For the year ended 03/31/09	40.10	0.33	(19.44)	(19.11)	—	(4.70)
For the year ended 03/31/08	57.36	0.14	3.43	3.57	(1.26)	(19.56)
For the year ended 03/31/07	49.86	0.05	9.07	9.12	—	(1.62)
For the year ended 03/31/06	35.01	(0.01)	15.10	15.09	(0.24)	—
For the year ended 03/31/05	29.43	0.32	5.35	5.67	(0.09)	—
EMERGING MARKETS
For the period ended 09/30/09	$5.23	$0.07	$2.94	$3.01	$—	$—
For the year ended 03/31/09	13.52	0.13	(7.20)	(7.07)	(0.05)	(1.17)
For the year ended 03/31/08	12.79	0.19	2.80	2.99	(0.10)	(2.16)
8/18/06 (Commenced) to 03/31/07	10.00	0.02	2.84	2.86	(0.07)	—
INTERNATIONAL SYSTEMATIC
For the period ended 09/30/09	$6.78	$0.15	$2.73	$2.88	$—	$—
For the year ended 03/31/09(10)	13.57	0.27	(6.70)	(6.43)	(0.36)	(0.00	)(6)
For the year ended 03/31/08	16.02	0.16	(1.64)	(1.48)	(0.20)	(0.77)
For the year ended 03/31/07	13.70	0.09	2.50	2.59	(0.02)	(0.25)
7/06/05 (Commenced) to 03/31/06	10.00	0.06	3.81	3.87	(0.01)	(0.16)
U.S. HIGH YIELD BOND
For the period ended 09/30/09	$7.40	$0.39	$1.66	$2.05	$(0.38)	$—
For the year ended 03/31/09	9.36	0.71	(1.90)	(1.19)	(0.77)	—
For the year ended 03/31/08	10.27	0.76	(0.86)	(0.10)	(0.81)	—
For the year ended 03/31/07	10.00	0.73	0.30	1.03	(0.76)	—
For the year ended 03/31/06	10.04	0.70	0.02	0.72	(0.76)	—
For the year ended 03/31/05	10.34	0.85	(0.31)	0.54	(0.84)	(0.00	)(6)

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Inception to date return.
(6)	Less than one penny per share.

See Accompanying Notes to Financial Statements.

					Ratios to Average Net Assets (3)
Total Distributions	Net Asset Value, Ending	Total Return (2)		Net Assets, Ending (in 000’s)	Net Investment Income (Loss)		Total Expenses	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)		Fund’s Portfolio Turnover Rate

$—	$0.43	34.38%		$19,126	1.19%		1.13%	—	1.13%	1.10%		61%
(6.91)	0.32	(42.26%)		14,692	1.04%		1.17%	—	1.17%	0.92%		122%
(6.98)	12.65	1.34%		32,669	0.60%		1.18%	—	1.18%	1.03%		80%
(2.27)	18.60	10.64%		78,550	(0.35%)		1.16%	—	1.16%	1.00%		105%
(1.13)	18.96	25.76%		77,225	0.16%		1.13%	(0.00%)	1.13%	0.88%		139%
(0.92)	16.09	9.27%		66,115	0.41%		1.15%	(0.01%)	1.14%	0.95%		164%

$—	$7.52	38.49%		$20,103	1.98%		1.14%	—	1.14%	1.13%		71%
(1.07)	5.43	(46.87%)		17,034	1.70%		1.16%	—	1.16%	0.91%		60%
(4.61)	12.01	12.58%		7,340	1.09%		1.16%	—	1.16%	0.90%		113%
(0.59)	14.41	15.75%		23,827	0.49%		1.18%	—	1.18%	1.04%		118%
(0.01)	13.00	43.28%		20,562	0.08%		1.89%	(0.47%)	1.42%	1.39%		196%
(0.04)	9.08	11.34%		33,900	(0.42%)		2.07%	(0.59%)	1.48%	1.48%		166%

$—	$25.64	57.40%		$64,693	1.64%		1.41%	—	1.41%	1.42%		50%
(4.70)	16.29	(48.16%)		39,680	1.14%		1.44%	—	1.44%	1.17%		106%
(20.83)	40.10	2.74%		113,239	0.26%		1.44%	—	1.44%	1.13%		86%
(1.62)	57.36	18.71%		104,003	0.09%		1.43%	—	1.43%	1.18%		127%
(0.24)	49.86	43.34%		107,749	(0.02%)		1.38%	0.00%	1.38%	1.07%		168%
(0.09)	35.01	19.28%		55,462	1.05%		1.42%	0.00%	1.42%	1.11%		110%

$—	$8.24	57.55%		$14,148	2.04%		1.48%	—	1.48%	1.47%		110%
(1.22)	5.23	(52.61%)		8,586	1.78	%(11)	1.40%	—	1.40%	1.27%		149%
(2.26)	13.52	21.19%		2,491	1.32%		1.45%	—	1.45%	1.16%		183%
(0.07)	12.79	28.65	%(5)	94	(0.23%)		1.63%	—	1.63%	1.52%		22%

$—	$9.66	42.48%		$25,655	3.46%		0.98%	—	0.98%	0.97%		113%
(0.36)	6.78	(47.68%)		17,997	2.66%		1.02%	—	1.02%	0.87%		215%
(0.97)	13.57	(9.87%)		24,534	1.13%		1.04%	—	1.04%	0.74%		202%
(0.27)	16.02	19.04%		4,623	(0.70%)		0.93%	—	0.93%	0.70%		210%
(0.17)	13.70	38.92	%(5)	4,662	0.78%		2.94%	(1.69%)	1.25%	1.11%		103%

$(0.38)	$9.07	28.17%		$74,670	9.18%		0.60%	—	0.60%	0.60%		77%
(0.77)	7.40	(13.01%)		49,233	8.56%		0.64%	—	0.64%	0.61%		55%
(0.81)	9.36	(1.06%)		50,271	7.66%		0.63%	—	0.63%	0.57%		81%
(0.76)	10.27	10.76%		63,925	7.21%		0.64%	—	0.64%	0.52	%(7)	92%
(0.76)	10.00	7.40%		81,187	6.70%		0.82%	(0.18%)	0.64%	0.56%		112%
(0.84)	10.04	5.40%		131,677	7.82%		0.82%	(0.19%)	0.63%	0.60%		123%

(7)	For the year ended March 31, 2007 ratios do not include one time expense credit. Had this credit been included, the expense ratios would have been decreased by 0.07%.
(8)	For the period from 11/28/06 to 12/21/06 the unitary fees for the International Systematic Fund Class I were reduced from 0.48% to 0.23%. The Unitary fees were resumed to 0.48% through March 31, 2007.
(9)	Includes litigation proceeds of approximately $0.01 per share for the Global Select Fund during the fiscal year ended 2009.
(10)	As of March 31, 2009 International Systematic Class II Shareholders exchanged their shares for Class I Shares, closing out Class II.
(11)
For the year ended March 31, 2009 the net investment income per share and the ratio of the net investment income (loss) included a non-recurring special cash dividend amounting to $0.04 per share and 0.51% of average net assets, respectively.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class I share outstanding during the period indicated

							Distributions from:
	Net Asset Value, Beginning	Net Investment Income (1)		Net Realized and Unrealized Gain (Loss)		Total from Investments Operations	Net Investment Income	Net Realized Capital Gains
U.S. EQUITY FUNDS
U.S. CONVERTIBLE
For the period ended 09/30/09	$19.02	$0.38		$4.68		$5.06	$(0.36)	$—
For the year ended 03/31/09	24.88	0.53		(5.80	)(5)	(5.27)	(0.45)	(0.14)
For the year ended 03/31/08	24.36	0.41		0.56		0.97	(0.35)	(0.10)
For the year ended 03/31/07	24.58	0.47		2.04		2.51	(0.50)	(2.23)
9/30/05 (Commenced) to 03/31/06	23.97	0.30		1.63		1.93	(0.28)	(1.04)
GLOBAL EQUITY FUNDS
GLOBAL SELECT
For the period ended 09/30/09	$0.50	$0.00		$0.18		$0.18	$—	$—
For the year ended 03/31/09	12.92	0.02	(7)	(5.55	)(5)	(5.53)	(0.02)	(6.37)
For the year ended 03/31/08	18.61	0.14		6.87		7.01	0.00	(6.69)
For the year ended 03/31/07	18.97	0.08		1.84		1.92	(0.01)	(2.27)
For the year ended 03/31/06	16.09	0.04		3.98		4.02	(0.04)	(1.10)
For the year ended 03/31/05	15.58	0.07		1.36		1.43	—	(0.92)
INTERNATIONAL GROWTH
For the period ended 09/30/09	$5.43	$0.07		$2.02		$2.09	$—	$—
2/17/09 (Commenced) to 03/31/09	5.54	0.04		0.15		(0.11)	—	—
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 09/30/09	$16.93	$0.20		$9.53		$9.73	$—	$—
For the year ended 03/31/09	41.28	0.34		(19.99)		(19.65)	—	(4.70)
For the year ended 03/31/08	57.63	0.39		3.17		3.56	(0.35)	(19.56)
For the year ended 03/31/07	50.01	0.02		9.22		9.24	—	(1.62)
For the year ended 03/31/06	35.02	0.13		15.06		15.19	(0.20)	—
For the year ended 03/31/05	29.47	0.38		5.32		5.70	(0.15)	—
EMERGING MARKETS
For the period ended 09/30/09	$5.26	$0.08		$2.95		$3.03	$—	$—
For the year ended 03/31/09	13.54	0.15	(8)	(7.24)		(7.09)	(0.02)	(1.17)
For the year ended 03/31/08	12.78	0.11		2.90		3.01	(0.09)	(2.16)
3/23/07 (Commenced) to 03/31/07	12.61	(0.00	)(7)	0.17		0.17	—	—

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

See Accompanying Notes to Financial Statements.

					Ratios to Average Net Assets (3)
Total Distributions	Net Asset Value, Ending	Total Return (2)		Net Assets, Ending (in 000’s)	Net Investment Income	Total Expenses	Expenses (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate

$(0.36)	$23.72	26.73%		$37,457	3.52%	0.90%	—	0.90%	0.89%	74%
(0.59)	19.02	(21.21%)		29,568	2.51%	0.93%	—	0.93%	0.88%	91%
(0.45)	24.88	3.91%		9,103	1.58%	0.93%	—	0.93%	0.79%	98%
(2.73)	24.36	10.92%		7,880	2.05%	0.92%	—	0.92%	0.75%	92%
(1.32)	24.58	8.47	%(6)	3,634	2.26%	1.01%	(0.09%)	0.92%	0.77%	92%

$—	$0.68	36.00%		$5,114	1.28%	1.14%	—	1.14%	1.16%	61%
(6.89)	0.50	(42.91%)		2,971	0.98%	1.13%	—	1.13%	0.88%	122%
(6.69)	12.92	1.40%		8,617	0.67%	1.13%	—	1.13%	0.97%	80%
(2.28)	18.61	10.67%		90,871	0.44%	1.11%	—	1.11%	0.95%	105%
(1.14)	18.97	25.90%		100,610	0.21%	1.08%	—	1.08%	0.83%	139%
(0.92)	16.09	9.27%		69,548	0.44%	1.10%	(0.01%)	1.09%	0.90%	164%

$—	$7.52	38.49%		$10,680	2.12%	0.99%	—	0.99%	0.99%	71%
—	5.43	(1.99	%)(6)	6,882	6.51%	1.00%	—	1.00%	0.93%	60%

$—	$26.66	57.47%		$14,194	1.80%	1.26%	—	1.26%	1.27%	50%
(4.70)	16.93	(48.08%)		6,828	1.27%	1.29%	—	1.29%	1.01%	106%
(19.91)	41.28	2.90%		8,213	0.57%	1.27%	—	1.27%	1.00%	86%
(1.62)	57.63	18.90%		73,640	0.05%	1.28%	—	1.28%	1.03%	127%
(0.20)	50.01	43.55%		32,565	0.36%	1.22%	(0.00%)	1.22%	0.91%	168%
(0.15)	35.02	19.40%		35,233	1.19%	1.27%	(0.00%)	1.27%	0.97%	110%

$—	$8.29	57.60%		$26,810	2.14%	1.37%	—	1.37%	1.36%	110%
(1.19)	5.26	(52.61%)		18,088	1.92%	1.29%	—	1.29%	1.12%	149%
(2.25)	13.54	21.18%		14,656	0.70%	1.32%	—	1.32%	1.13%	183%
—	12.78	1.35	%(6)	39,081	1.28%	1.18%	—	1.18%	1.18%	22%

(5)
Includes litigation proceeds of approximately $0.03 per share for U.S. Micro Cap Fund during the fiscal year ended 2009, $0.07 and $0.06 per share for the U.S. Emerging Growth Fund during the fiscal year for 2008 and 2009, respectively. For U.S. Convertible Fund during the fiscal year end 2009, litigation proceeds were less than $0.01 per share. The U.S. Emerging Growth Fund received $28,454 from a security litigation settlement for the fiscal year 2007 which is reflected in realized gains. The event had a $0.05 per share impact to the fund.

(6)	Inception to date return.
(7)	Less than one penny per share.
(8)
For the year ended March 31, 2009 the net investment income per share and the ratio of net investment income (loss) included a non-recurring special cash dividend amounting to a $0.04 per share and 0.51% of average net assets, respectively.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class I share outstanding during the period indicated

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss)	Total from Investments Operations	Net Investment Income	Net Asset Value, Beginning
GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
For the period ended 09/30/09	$16.94	$0.20	$9.55	$9.75	$—	$—
9/08/08 (Commenced) to 03/31/09	34.51	0.08	(12.95)	(12.87)	—	(4.70)
INTERNATIONAL SYSTEMATIC
For the period ended 09/30/09	$6.79	$0.16	$2.74	$2.90	$—	$—
For the year ended 03/31/09	13.61	0.30	(6.73)	(6.43)	(0.39)	(0.00	)(7)
For the year ended 03/31/08	16.01	0.08	(1.51)	(1.43)	(0.20)	(0.77)
12/19/06 (Commenced) to 03/31/07	15.36	0.09	0.56	0.65	—	—
For a Class IV share outstanding during the period indicated
					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (1)	Net Realized and Unrealized Gain (Loss)	Total from Investments Operations	Net Investment Income	Net Asset Value, Beginning
U.S. EQUITY FUNDS
U.S. CONVERTIBLE
For the period ended 09/30/09	$19.02	$0.39	$4.68	$5.07	$(0.37)	$—
For the year ended 03/31/09	24.89	0.53	(5.78)	(5.25)	(0.48)	(0.14)
For the year ended 03/31/08	24.37	0.11	0.91	1.02	(0.39)	(0.10)
12/28/06 (Commenced) to 03/31/07	23.47	0.12	0.91	1.03	(0.13)	—

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

See Accompanying Notes to Financial Statements.

					Ratios to Average Net Assets (3)
Total Distributions	Net Asset Value, Ending	Total Return (2)		Net Assets, Ending (in 000’s)	Net Investment Income	Total Expenses	Expenses (Reimbursements)/ Recoupment		Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate

$—	$26.69	57.56%		$34,961	1.77%	1.21%	—		1.21%	1.21%	50%
(4.70)	16.94	(36.92	%)(5)	16,274	0.68%	1.24%	—		1.24%	1.04%	106%

$—	$9.69	42.71%		$42,111	3.65%	0.73%	—		0.73%	0.72%	113%
(0.39)	6.79	(47.60%)		25,860	2.94%	0.78%	—		0.78%	0.62%	215%
(0.97)	13.61	(9.57%)		49,322	1.79%	0.79%	—		0.79%	0.55%	202%
—	16.01	4.23	%(5)	54,604	1.95%	0.76%	—	(6)	0.76%	0.46%	210%

					Ratios to Average Net Assets (3)
Total Distributions	Net Asset Value, Ending	Total Return (2)		Net Assets, Ending (in 000’s)	Net Investment Income	Total Expenses	Expenses (Reimbursements)/ Recoupment		Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate

$(0.37)	$23.72	26.82%		$315,222	3.66%	0.75%	—		0.75%	0.74%	74%
(0.62)	19.02	(21.11%)		247,651	2.48%	0.78%	—		0.78%	0.73%	91%
(0.50)	24.89	4.07%		253,227	1.70%	0.78%	—		0.78%	0.64%	98%
(0.13)	24.37	4.39	%(5)	97,007	1.97%	0.77%	—	(6)	0.77%	0.60%	92%

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Inception to date return.
(6)	The expense reimbursement was terminated on January 23, 2006.
(7)	Less than one penny per share.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2009 (Unaudited)	U.S. Ultra Micro Cap	U.S. Micro Cap	U.S. Emerging Growth	U.S. Small to Mid Cap Growth
Assets
Investments, at value*	$1,842,304	$57,161,881	$17,157,808	$4,672,707
Foreign currencies, at value**	—	—	—	—
Cash	—	—	—	—
Receivables:
Investment securities sold	21,410	474,046	269,954	30,110
Capital shares sold	50	54,146	46,888	—
Dividends	—	5,025	5,160	1,625
Foreign taxes receivable	—	—	—	—
Interest	—	—	—	—
Other	63	131	88	6
Total assets	1,863,827	57,695,228	17,479,898	4,704,448
Liabilities
Payables:
Bank overdraft	$—	$—	$—	$—
Investments purchased	17,284	352,421	395,085	93,709
Capital shares redeemed	366	1,912	4,600	—
To investment advisor	2,239	45,557	10,292	1,852
Other Liabilities	1,204	32,207	7,312	2,780
Total Liabilities	21,093	432,097	417,289	98,341
NET ASSETS	1,842,734	57,263,131	17,062,609	4,606,107

* Investments, at cost	1,342,948	46,072,395	13,962,502	3,665,776
** Foreign currencies, at cost	—	—	—	—

Net Assets Consist of:
Paid-in capital	$1,821,060	$64,274,948	$23,040,421	$5,536,221
Undistributed net investment income (loss)	(13,387)	(271,938)	(38,288)	(4,741)
Accumulated net realized (loss) on investments and foreign currencies	(464,295)	(17,829,365)	(9,134,830)	(1,932,304)
Net unrealized appreciation of investments
and other assets and liabilities denominated
in foreign currencies	499,356	11,089,486	3,195,306	1,006,931
Net Assets applicable to all shares outstanding	$1,842,734	$57,263,131	$17,062,609	$4,606,107
Net Assets of Class I shares	$1,842,734	$57,263,131	$14,445,075	$4,606,107
Net Assets of Class II shares	—	—	—	—
Net Assets of Class III shares	—	—	—	—
Net Assets of Class IV shares	—	—	—	—
Net Assets of Class R shares	—	—	2,617,534	—

Class I Shares outstanding	196,642	5,180,056	1,395,795	571,913
Class II Shares outstanding	—	—	—	—
Class III Shares outstanding	—	—	—	—
Class IV Shares outstanding	—	—	—	—
Class R Shares outstanding	—	—	260,005	—

Net Asset Value — Class I Share	$9.37	$11.05	$10.35	$8.05
Net Asset Value — Class II Share	$—	$—	$—	$—
Net Asset Value — Class III Share	$—	$—	$—	$—
Net Asset Value — Class IV Share	$—	$—	$—	$—
Net Asset Value — Class R Share	$—	$—	$10.07	$—

See Accompanying Notes to Financial Statements.

U.S. Systematic Large Cap Growth	U.S. Convertible	Global Select	International Growth	International Growth Opportunities	Emerging Markets	International Systematic	U.S. High Yield Bond
$5,405,545	$405,211,279	$24,121,487	$30,560,383	$116,222,635	$41,675,896	$67,387,669	$74,938,329
—	—	1	10,307	1	457,985	21,857	—
120,487	—	14	6	180	6	30	—
—	6,484,218	754,056	550,939	13,166	2,883,291	1,412,265	3,166,497
—	7,045	1,695	14,392	27,495	175	—	66,637
4,037	120,169	48,858	71,302	244,338	138,259	172,558	—
—	—	94,159	34,591	93,248	829	136,120	—
—	2,136,893	—	—	—	—	—	1,734,169
—	1,149	2,559	1,184	—	—	12,833	—
5,530,069	413,960,753	25,022,829	31,243,104	116,601,063	45,156,441	69,143,332	79,905,632

$—	$574,937	$—	$—	$—	$—	$—	$—
—	2,993,391	748,267	427,742	2,606,206	138,970	1,256,719	5,193,618
3,781	—	375	6,373	9,542	4,006,750	63,484	4,430
2,002	181,082	12,829	21,064	63,441	32,035	27,571	23,015
7,026	80,923	22,060	4,100	73,281	20,061	29,836	14,890
12,809	3,830,333	783,531	459,279	2,752,470	4,197,816	1,377,610	5,235,953
5,517,260	410,130,420	24,239,298	30,783,825	113,848,593	40,958,625	67,765,722	74,669,679

4,492,596	359,628,157	21,162,916	24,749,369	96,931,135	30,990,141	59,148,554	71,320,121
—	—	1	10,249	1	447,560	21,795	—

$13,756,023	$409,993,029	$33,321,283	$34,164,601	$147,206,249	$35,720,980	$104,316,221	$79,842,592
59,604	495,099	424,722	535,888	1,744,206	673,809	1,350,740	216,059

(9,211,316)	(45,940,830)	(12,475,805)	(9,730,637)	(54,397,894)	(6,134,841)	(46,151,687)	(9,007,180)

912,949	45,583,122	2,969,098	5,813,973	19,296,032	10,698,677	8,250,448	3,618,208
$5,517,260	$410,130,420	$24,239,298	$30,783,825	$113,848,593	$40,958,625	$67,765,722	$74,669,679
$960,430	$57,450,787	$19,125,520	$20,103,462	$64,693,495	$14,148,210	$25,655,115	$74,669,679
—	37,457,478	5,113,778	10,680,363	14,193,692	26,810,415	—	—
—	—	—	—	34,961,406	—	42,110,607	—
—	315,222,155	—	—	—	—	—	—
4,556,830	—	—	—	—	—	—	—
59,984	2,425,193	44,359,167	2,671,730	2,523,624	1,717,553	2,656,913	8,233,508
—	1,579,320	7,519,165	1,419,743	532,367	3,235,109	—	—
—	—	—	—	1,309,914	—	4,345,892	—
—	13,289,768	—	—	—	—	—	—
291,596	—	—	—	—	—	—	—

$16.01	$23.69	$0.43	$7.52	$25.64	$8.24	$9.66	$9.07
$—	$23.72	$0.68	$7.52	$26.66	$8.29	$—	$—
$—	$—	$—	$—	$26.69	$—	$9.69	$—
$—	$23.72	$—	$—	$—	$—	$—	$—
$15.63	$—	$—	$—	$—	$—	$—	$—

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS

Six Months Ended September 30, 2009 (Unaudited)	U.S. Ultra Micro Cap	U.S. Micro Cap	U.S. Emerging Growth	U.S. Small to Mid Cap Growth
Dividends, net of foreign taxes*	$3,349	$103,340	$34,181	$13,033
Interest	—	1	3	4
Total Income	3,349	103,341	34,184	13,037

Expenses
Advisory fee	11,391	246,534	45,147	9,896
Administration fees	5,544	133,129	24,680	7,917
Shareholder servicing fees	—	—	2,680	—
Trustees’ fees and expenses	—	—	—	—
Interest and credit facility fee	—	—	—	—
Miscellaneous	800	800	1,272	1,030
Total Expenses	17,734	380,463	73,779	18,843
Expense offset	(998)	(5,184)	(1,307)	(1,065)
Net Expenses	16,736	375,279	72,472	17,778
Net Investment Income (Loss)	(13,387)	(271,938)	(38,288)	(4,741)

Net Realized and Unrealized
Gain (Loss) on Investments
Realized gain from:
Securities	42,417	(653,802)	(174,653)	61,061
Foreign currency transactions	—	—	—	—
Net realized gain (loss)	42,417	(653,802)	(174,653)	61,061
Change in unrealized appreciation of:
Investments	665,819	19,055,220	5,231,804	1,447,309
Other assets and liabilities denominated in
foreign currencies	—	—	—	—
Net unrealized appreciation	665,819	19,055,220	5,231,804	1,447,309
Net Gain on Investments	708,236	18,401,418	5,057,151	1,508,370
Assets Resulting From Operations	$694,849	$18,129,480	$5,018,863	$1,503,629
* Foreign taxes withheld	$64	$—	$116	$298

See Accompanying Notes to Financial Statements.

U.S. Systematic Large Cap Growth	U.S. Convertible	Global Select	International Growth	International Growth Opportunities	Emerging Markets	International Systematic	U.S. High Yield Bond
$46,449	$1,898,292	$241,851	$443,941	$1,366,903	$682,635	$1,230,951	$—
31	5,899,488	—	86	—	—	1,239	3,252,147
46,480	7,797,780	241,851	444,027	1,366,903	682,635	1,232,190	3,252,147

13,080	974,173	68,565	121,284	316,775	175,283	140,251	126,219
17,797	408,432	48,636	32,097	276,047	68,092	92,634	63,109
5,021	—	—	—	—	—	—	—
—	8,476	—	979	—	832	—	103
—	—	4	245	23	127	198	—
800	1,475	1,155	1,333	7,519	28,408	800	855
36,698	1,392,556	118,360	155,938	600,364	272,743	233,883	190,286
(1,150)	(2,869)	(2,310)	(670)	4,797	(1,419)	(4,611)	(552)
35,548	1,389,687	116,050	155,268	605,161	271,324	229,272	189,734
10,932	6,408,093	125,801	288,759	761,742	411,311	1,002,918	3,062,413

(487,957)	(17,168,408)	(442,726)	(128,897)	(4,313,958)	5,590,688	1,326,153	(1,209,395)
—	—	(2,386)	16,986	(17,358)	(30,011)	3,573	—
(487,957)	(17,168,408)	(445,112)	(111,911)	(4,331,316)	5,560,677	1,329,726	(1,209,395)

1,717,427	93,935,937	6,447,754	8,995,556	42,511,885	10,120,376	16,601,379	13,033,776

—	—	8,252	2,011	3,803	11,573	7,922	—
1,717,427	93,935,937	6,456,006	8,997,567	42,515,688	10,131,949	16,609,301	13,033,776
1,229,470	76,767,529	6,010,894	8,885,656	38,184,372	15,692,626	17,939,027	11,824,381
$1,240,402	$83,175,622	$6,136,695	$9,174,415	$38,946,114	$16,103,937	$18,941,945	$14,886,794
$—	$—	$21,075	$42,561	$124,840	$78,349	$138,612	$—

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	U.S. Ultra Micro Cap		U.S. Micro Cap
Six Months Ended September 30, 2009 and Year Ended March 31, 2009	September 30, 2009 (Unaudited)	March 2009	September 30, 2009 (Unaudited)	March 2009
Increase (Decrease) in Net Assets:
Net investment income (loss)	$(13,387)	$(27,138)	$(271,938)	$(346,977)
Net realized gain (loss)	42,417	(489,084)	(653,802)	(15,983,886)
Net unrealized appreciation (depreciation)	665,819	(122,292)	19,055,220	(6,288,864)
Investment operations	694,849	(638,514)	18,129,480	(22,619,727)

Distributions to Shareholders:
From net investment income
Class I	—	—	—	—
Class II	—	—	—	—
Class IV	—	—	—	—
From net realized gains
Class I	—	—	—	(18,218)
Class II	—	—	—	—
Class IV	—	—	—	—
Total distributions	—	—	—	(18,218)

From Capital Share Transactions:
Proceeds from shares sold
Class I	121,878	856,224	2,415,126	15,606,664
Class II	—	—	—	—
Class IV	—	—	—	—
Class R	—	—	—	—
Distributions reinvested
Class I	—	—	—	18,097
Class II	—	—	—	—
Class IV	—	—	—	—
Cost of shares redeemed
Class I	(58,064)	(19,787)	(3,459,098)	(12,931,589)
Class II	—	—	—	—
Class R	—	—	—	—
Net increase (decrease) in net assets from share transactions	63,814	836,437	(1,043,972)	2,693,172
Net Increase (Decrease) in Net Assets	758,663	197,923	17,085,508	(19,944,773)
Net Assets
Beginning	1,084,071	886,147	40,177,623	60,122,396
Ending	$1,842,734	$1,084,071	$57,263,131	$40,177,623
Undistributed net investment income (loss), ending	$(13,387)	$(27,138)	$(271,938)	$—

Class I — Capital Share Activity
Shares sold	15,768	95,380	256,753	1,532,253
Distributions reinvested	—	—	—	2,288
Shares exchanged	—		—	—
Shares redeemed	(6,561)	(3,466)	(377,024)	(1,419,052)
Net Class I Share Activity	9,207	91,914	(120,271)	115,489
Class II — Capital Share Activity
Shares sold	—	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net Class II Share Activity	—	—	—	—
Class IV — Capital Share Activity
Shares sold	—	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net Class IV Share Activity	—	—	—	—
Class R — Capital Share Activity
Shares sold	—	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net Class R Share Activity	—	—	—	—

See Accompanying Notes to Financial Statements.

U.S. Emerging Growth		U.S. Small to Mid Cap Growth		U.S. Systematic Large Cap Growth		U.S. Convertible
September 30, 2009 (Unaudited)	March 2009	September 30, 2009 (Unaudited)	March 2009	September 30, 2009 (Unaudited)	March 2009	September 30, 2009 (Unaudited)	March 2009

$(38,288)	$(40,240)	$(4,741)	$(18,408)	$10,932	$48,672	$6,408,093	$6,993,667
(174,653)	(3,991,029)	61,061	(1,672,761)	(487,957)	(1,713,044)	(17,168,408)	(22,074,355)
5,231,804	(1,566,687)	1,447,308	(257,128)	1,717,427	(1,284,603)	93,935,937	(49,650,857)
5,018,863	(5,597,956)	1,503,628	(1,948,297)	1,240,402	(2,948,975)	83,175,622	(64,731,545)

—	—	—	—	—	—	(755,722)	(477,679)
—	—	—	—	—	—	(558,980)	(621,794)
—	—	—	—	—	—	(4,972,169)	(5,559,726)

—	—	—	—	—	—	—	(107,496)
—	—	—	—	—	—	—	(237,582)
—	—	—	—	—	—	—	(1,514,785)
—	—	—	—	—	—	(6,286,871)	(8,519,062)

4,153,557	5,416,300	—	188,770	329,351	64,726	31,516,118	18,412,911
—	—	—	—	653	(400)	—	41,196,161
—	—	—	—	—	—	5,467,462	53,965,866
321,992	659,133	—	—	349,050	329,609	—	—

—	—	—	—	—	—	669,520	568,643
—	—	—	—	—	—	558,980	859,376
—	—	—	—	—	—	68,517	35,016

(410,187)	(1,926,575)	—	—	(41,548)	(90,716)	(2,917,039)	(43,467,945)
—	—	—	—	(2,496,831)	(7,520,810)	(4,200)	(10,541,032)
(148,953)	(792,831)	—	—	(111,389)	(792,263)	—	—
3,916,409	3,356,027	—	188,770	(1,970,714)	(8,009,854)	35,359,358	61,028,996
8,935,272	(2,241,929)	1,503,628	(1,759,527)	(730,312)	(10,958,829)	112,248,109	(12,221,611)

8,127,337	10,369,266	3,102,479	4,862,006	6,247,572	17,206,401	297,882,311	310,103,922
$17,062,609	$8,127,337	$4,606,107	$3,102,479	$5,517,260	$6,247,572	$410,130,420	$297,882,311
$(38,288)	$(40,240)	$(4,741)	$—	$59,604	$48,672	$495,099	$376,387

442,919	554,485	—	32,886	23,149	4,483	1,443,619	875,435
—	—	—	—	—	—	29,892	27,942
—	—	—	—	—	—	—	—
(47,041)	(209,274)	—	—	(2,927)	(5,503)	(135,423)	1,736,645
395,878	345,211	—	32,866	20,222	(1,020)	1,338,088	(833,268)

—	—	—	—	—	(21)	—	1,621,749
—	—	—	—	—	—	25,116	45,437
—	—	—	—	(177,372)	(371,830)	(192)	(478,652)
—	—	—	—	(177,372)	(371,851)	24,924	1,188,534

—	—	—	—	—	—	268,286	2,843,254
—	—	—	—	—	—	3,079	1,837
—	—	—	—	—	—	—	—
—	—	—	—	—	—	271,365	2,845,091

38,275	72,627	—	—	24,293	20,763	—	—
—	—	—	—	—	—	—	—
(17,609)	(89,614)	—	—	(7,975)	(51,985)	—	—
20,666	(16,987)	—	—	16,318	(31,222)	—	—

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Global Select		International Growth
Periods Ended September 30, 2009 and March 31, 2009	September 30, 2009 (Unaudited)	March 2009	September 30, 2009 (Unaudited)	March 2009
Increase (Decrease) in Net Assets:
Net investment income (loss)	$125,801	$331,247	$288,759	$250,744
Net realized gain (loss)	(445,112)	(9,604,900)	(111,911)	(5,033,601)
Net unrealized appreciation (depreciation)	6,456,006	(9,529,140)	8,997,567	(3,841,041)
Investment operations	6,136,695	(18,802,793)	9,174,415	(8,623,898)

Distributions to Shareholders:
From net investment income
Class I	—	(927,999)	—	(89,546)
Class II	—	(115,238)	—	—
Class III	—	—	—	—
From net realized gains
Class I	—	(23,253,999)	—	(1,561,939)
Class II	—	(7,666,149)	—	—
Class III	—	—	—	—
Total distributions	—	(31,963,385)	—	(1,651,485)

From Capital Share Transactions:
Proceeds from shares sold
Class I	679,807	3,419,045	5,531,587	32,914,863
Class II	1,075,789	3,565,280	1,167,220	6,757,109
Class III	—	—	—	—
Distributions reinvested
Class I	—	22,886,619	—	1,649,290
Class II	—	7,781,254	—	—
Class III	—	—	—	—
Cost of shares redeemed
Class I	(1,315,487)	(6,601,603)	(8,911,900)	(14,452,820)
Class II	(443)	(3,907,251)	(94,000)	(16,827)
Class III	—	—	—	—
Net increase (decrease) in net assets from share transactions	439,666	27,143,344	(2,307,093)	26,851,615
Net Increase (Decrease) in Net Assets	6,576,361	(23,622,834)	6,867,322	16,576,232
Net Assets
Beginning	17,662,937	41,285,771	23,916,503	7,340,271
Ending	$24,239,298	$17,662,937	$30,783,825	$23,916,503
Undistributed net investment income, ending	$424,722	$298,921	$535,888	$247,129
Class I — Capital Share Activity
Shares sold	1,817,003	3,371,929	882,549	4,779,674
Distributions reinvested	—	45,906,774	—	269,492
Shares exchanged	—	—	—	—
Shares redeemed	(3,411,834)	5,907,624	(1,347,664)	(2,523,359)
Net Class I Share Activity	(1,594,831)	43,371,079	(465,115)	2,525,807
Class II — Capital Share Activity
Shares sold	1,630,046	251,077	165,456	1,268,477
Distributions reinvested	—	10,954,527	—	—
Shares exchanged	—	—	—	—
Shares redeemed	(652)	(5,982,864)	(14,190)	—
Net Class II Share Activity	1,629,394	5,222,740	151,266	1,268,477
Class III — Capital Share Activity
Shares sold	—	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net Class III Share Activity	—	—	—	—
Class IV — Capital Share Activity
Shares sold	—	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net Class IV Share Activity	—	—	—	—

See Accompanying Notes to Financial Statements.

International Growth Opportunities		Emerging Markets		International Systematic		U.S. High Yield Bond
September 30, 2009 (Unaudited)	March 2009	September 30, 2009 (Unaudited)	March 2009	September 30, 2009 (Unaudited)	March 2009	September 30, 2009 (Unaudited)	March 2009

$761,742	$1,033,056	$411,311	$358,652	$1,002,918	$2,067,447	$3,062,413	$4,078,388
(4,331,316)	(29,386,784)	5,560,677	(11,667,294)	1,329,726	(39,416,288)	(1,209,395)	(3,328,327)
42,515,688	(38,245,341)	10,131,949	227,604	16,609,301	(5,073,360)	13,033,776	(7,257,264)
38,946,114	(66,599,069)	16,103,937	(11,081,038)	18,941,945	(42,422,201)	14,886,794	(6,507,203)

—	—	—	(16,036)	—	(746,687)	(2,855,295)	(4,454,710)
—	—	—	(62,553)	—	—	—	—
—	—	—	—	—	(1,409,121)	—	—

—	(10,682,297)	—	(404,993)	—	(4,064)	—	—
—	(450,051)	—	(3,015,024)	—	(284)	—	—
—	(3,457,540)	—	—	—	(7,178)	—	—
—	(14,589,888)	—	(3,498,606)	—	(2,167,334)	(2,855,295)	(4,454,710)

10,506,527	26,847,095	2,205,694	11,242,745	205,807	6,557,476	16,810,672	25,191,406
1,091,673	12,108,095	9,156,833	11,246,474	—	1,672,727	—	—
7,120,840	25,556,793	—	—	4,968,715	3,024	—	—

—	10,572,511	—	421,029	—	750,751	2,579,589	4,193,149
—	450,051	—	3,077,577	—	284	—	—
—	3,457,540	—	—	—	1,416,008	—	—

(7,893,198)	(47,427,822)	(1,604,879)	(1,880,291)	(207,519)	(112,516)	(5,985,441)	(19,459,996)
1,295,467	(9,046,524)	(11,576,979)	(1,000)	—	(22,510,707)	—	—
(20)	—	—	—	—	(5,271)	—	—
12,121,289	22,517,739	(1,819,331)	24,106,534	4,967,003	(12,385,231)	13,404,820	9,924,559
51,067,403	(58,671,218)	14,284,606	9,526,890	23,908,948	(56,974,766)	25,436,319	1,037,354

62,781,190	121,452,408	26,674,019	17,147,129	43,856,774	100,831,540	49,233,360	50,270,714
$113,848,593	$62,781,190	$40,958,625	$26,674,019	$67,765,722	$43,856,774	$74,669,679	$49,233,360
$1,744,206	$982,464	$673,809	$262,498	$1,350,740	$347,822	$48,652	$8,941

454,042	1,091,824	306,465	1,647,455	24,894	594,056	1,987,758	3,227,477
—	621,547	—	77,681	—	96,746	303,912	523,672
—	—	—	—	—	164,661	—	—
(366,624)	(2,101,210)	(230,431)	(267,836)	(23,456)	(8,156)	(712,124)	(2,469,177)
87,418	(387,839)	76,034	1,457,300	1,438	847,307	1,579,546	1,281,972

42,178	537,531	1,375,716	1,790,959	—	164,800	—	—
—	25,470	—	564,693	—	35	—	—
—	—	—	—	—	(157,007)	—	—
86,762	(358,527)	(1,578,979)	(106)	—	(1,992,845)	—	—
128,940	204,474	(203,263)	2,355,546	—	(1,985,017)	—	—

349,173	765,180	—	—	538,809	341	—	—
—	195,562	—	—	—	182,240	—	—
(1)	—	—	—	—	(749)	—	—
349,172	960,742	—	—	538,809	181,832	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE A — ORGANIZATION

Nicholas-Applegate Institutional Funds (the “Trust”) is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of twelve separate portfolios (collectively, the “Funds” and each, a “Fund”). Each Fund’s investment objectives, strategies and risks are discussed in the Funds’ current prospectuses. All of the Funds have issued Class I shares (“Class I”), four Funds have issued Class II shares (“Class II”), two Funds have issued Class III shares (“Class III”), one Fund has issued Class IV shares (“Class IV”) and two Funds have issued Retirement shares (“Class R”). No shares have a sales charge. Class R has a distribution fee. The Funds offering Class I, Class II, Class III and Class IV shares are covered in this report.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

Security Valuations
Equity securities, including ADRs, and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by Nicholas-Applegate Capital Management LLC (the “Adviser”) to best reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Adviser. Equity Linked Notes (“ELN’s”) are valued by using the closing local price for the underlying security and applying the exchange rate for the currency to arrive at a USD equivalent.

Long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and U.S. Government and Agency issues, are normally valued at the mean between bid and ask price provided by an approved bond pricing service. In the event a TRACE price is used, the price is the last traded price on that day greater than or equal to 1mm par amount. Convertible securities are normally priced at the mean between the bid and ask prices. If such a security has a demand feature excercisable within one to seven days, the security is valued at par. In the event that a pricing service does not price a particular security or the price provided is not believed to be reliable, the Adviser will endeavor to use the average of one or two broker-dealer quotations. If broker-dealer quotations are not available, the Adviser generally “stales” the price. Short-term debt instruments (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value (“Fair Value Securities”), are valued by the Adviser’s Pricing Committee overseen by the Board of Trustees in consultation, as applicable, with the Adviser’s portfolio managers, investment analysts and legal and compliance personnel. Fair Value Securities may include, but are no limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted or untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser’s Pr icing Committee believes were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser’s Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation.

Security Transactions and Investment Income
Security ransactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

Non-U.S. Currency Transactions
On each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Foreign exchange rates are translated into U.S. dollars when the exchange rate is struck at the close of the London Stock exchange. Other non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non- U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds’ management strategy. The Funds did not use forward non-U.S. currency contracts at September 30, 2009.

Futures Contracts
Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take deliver y of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For the period ended September 30, 2009, the Funds did hold futures contracts.

Equity-Linked Securities
Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Securities Lending
In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund’s total assets. The loans are secured by collateral in the form of cash, cash equivalents, U.S. government and agency securities equal to at least 102% of the market value of securities loaned on U.S. securities and 105% of the market value of securites loaned on non-U.S. securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Funds securities identical to the loaned securities. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bear the risk of loss in the event the securities purchased with cash collateral depreciate in value. Loans are subject to termination at the option of the borrower of the Fund. There were no securities on loan for the period ended September 30, 2009. The Funds terminated the security lending program on April 1, 2009.

Credit Facility
The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2010. A Fund will pay its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended September 30, 2009, the Funds did not borrow against the line of credit.

Commitments and Contingencies
In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Fund Expenses and Multi-Class Allocations
Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

During the period ended September 30, 2009, many of the brokers with whom the Adviser places trades on behalf of the Funds provided services to the Funds in addition to trade execution. These services included payments of certain expenses on behalf of the Funds. In addition, through arrangements with the Funds’ custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds’ expenses. During the period ended September 30, 2009, the credits used to reduce the Funds’ expenses were:

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited) — Continued

Fund	Credit Interest Offset	Direct Brokerage Offset	Security Lending Offset
U.S. Ultra Micro Cap	7	991	—
U.S. Micro Cap	177	(1,165)	6,172
U.S. Emerging Growth	90	1,217	—
U.S. Small to Mid Cap Growth	14	1,052	—
U.S. Systematic Large Cap Growth	25	1,099	26
U.S. Convertible	2,869	—	—
Global Select	263	2,047	—
International Growth	195	475	—
International Growth Opportunities	679	(5,476)	—
Emerging Markets	263	1,156	—
International Systematic	663	3,948	—
U.S. High Yield Bond	552	—	—

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C — FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds’ tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards is different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

Income Tax Status
The Funds have adopted a policy in accordance with U.S. generally accepted accounting principles (“GAAP”) which requires management to consider accounting for the uncertainty of income taxes through the application of recognition and measurement criteria. The policy is designed to recognize the estimated taxes payable or refundable on tax returns for the current year as a tax liability or asset as well as recognize a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences and carryforwards. This policy defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority. The policy also requires management of the Funds to evaluate tax positions taken (or expected to be taken) in the Funds’ tax returns and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. As of September 30, 2009, tax years 2004 through 2008 remain subject to examination by major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts, but the Funds have no examinations in progress. As of and during the six-month period September 30, 2009, the Funds did not have a liability for unrecognized tax benefits.

Distributions to Shareholders
The Funds record distributions to shareholders on the ex- dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds’ capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

NOTE D — TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee
The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment advisory fee rate for each of the Funds is listed in the table below.

Administrative & Shareholder Services Fee
On January 24, 2006, the Funds entered into an Administration Agreement whereby the Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class I, II, III & IV shareholders of the Funds pay an administrative fee to the Adviser computed as a percentage of the Funds’ average net assets attributable in the aggregate to Class I, II, III & IV shares. The Adviser, in turn, provides or procures administrative and shareholder services for Class I, II, III & IV shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Adviser may exceed the related costs.

The investment advisory and administrative services fees are charged at the following annual rates:

	Advisory Fee	Administration Fee*
		Class I	Class II	Class III	Class IV
U.S. Ultra Micro Cap	1.50%	0.73%	—	—	—
U.S. Micro Cap	1.00%	0.54%	—	—	—
U.S. Emerging Growth	0.75%	0.41%	—	—	—
U.S. Small to Mid Cap Growth	0.50%	0.40%	—	—	—
U.S. Systematic Large Cap Growth	0.45%	0.64%	—	—	—
U.S. Convertible	0.55%	0.44%	0.34%	—	0.19%
Global Select	0.65%	0.47%	0.42%	—	—
International Growth	0.85%	0.27%	0.12%	—	—
International Growth Opportunities	0.70%	0.69%	0.54%	0.49%	—
Emerging Markets	0.90%	0.42%	0.32%	—	—
International Systematic	0.50%	0.48%	—	0.23%	—
U.S. High Yield Bond	0.40%	0.20%	—	—	—

* Excludes trustees’ fees and expenses, tax, brokerage and interest expenses, and extraordinary expenses

Affiliated Securities Lending Fees
The Funds participated in an agency securities lending program with an affiliated agent, Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust (“Dresdner Program”). Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided pursuant to the Dresdner Program Agency Agreement between the Funds and Dresdner Bank AG. The securities lending program ended with Dresdner Bank AG on April 1, 2009.

Trustee Compensation
Certain officers of the Trust are also officers of the Adviser and the Distributor. The Trustees who are not affiliated with the Adviser and attended all scheduled meetings will receive an annual compensation of approximately $36,000 each from the Trust, except for the chairman of the Board of Trustees of the Trust and the chairman of the Audit Committee, who will receive an annual compensation of approximately $42,000 and $42,500, respectively, from the Trust.

NOTE E — INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended September 30, 2009, to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2009, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

Fund	Purchases (in 000’s)	Sales (in 000’s)	Tax Cost (in 000’s)	Gross Unrealized Appreciation (in 000’s)	Gross Unrealized Depreciation (in 000’s)	Net Unrealized Appreciation (Depreciation) (in 000’s)
U.S. Ultra Micro Cap	$1,081	$1,039	$1,343	$520	$(21)	$499
U.S. Micro Cap	34,023	36,162	46,072	12,621	(1,532)	11,089
U.S. Emerging Growth	12,307	8,627	13,963	3,448	(253)	3,195
U.S. Small to Mid Cap Growth	3,533	3,540	3,666	1,069	(62)	1,007
U.S. Systematic Large Cap Growth	5,687	3,903	4,493	946	(33)	913
U.S. Convertible	285,131	255,213	359,628	47,405	(1,822)	45,583
Global Select	13,572	12,212	21,163	4,096	(1,127)	2,969
International Growth	20,055	21,446	24,749	6,113	(299)	5,814
International Growth Opportunities	48,681	42,450	96,931	24,023	(4,727)	19,296
Emerging Markets	41,005	42,995	30,990	10,991	(292)	10,699
International Systematic	64,381	60,516	59,149	9,926	(1,676)	8,250
U.S. High Yield Bond	58,521	45,914	71,099	4,533	(694)	3,839

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited) — Continued

NOTE F — FINANCIAL INSTRUMENTS

The Funds may be party to financial instruments with off balance sheet risks, including forward non-U.S. currency contracts and futures, primarily in an attempt to minimize the risk to the Fund in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates.

The contract amounts indicate the extent of the Funds’ involvement in such contracts. As of September 30, 2009, the Funds were not party to any such agreements.

NOTE G — FAIR VALUE OF FINANCIAL INSTRUMENTS

In accordance with GAAP, the Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

On June 15, 2009, the Funds adopted additional disclosure requirements which provide the reader of the financial statements additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. Additional guidance on identifying circumstances that indicate a transaction is not orderly. The amended requirement emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique(s) used, the objective of a fair value measurement remains the same. The three levels defined by the fair value measurement requirement hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each fund’s securities as of September 30, 2009, using the fair value hierarchy:

U.S. Ultra Micro Cap	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Investments in Securities — Assets
Common Stock	1,822,121	—	—	1,822,121
Short-Term Investments	20,183	—	—	20,183
Total Investments in Securities — Assets	1,842,304	—	—	1,842,304

U.S. Micro Cap	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Investments Securities — Assets
Common Stock	56,039,966	—	—	56,039,966
Short-Term Investments	1,121,915	—	—	1,121,915
Total Investments in Securities — Assets	57,161,881	—	—	57,161,881

U.S. Emerging Growth	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Investments in Securities — Assets
Common Stock	16,508,041	—	—	16,508,041
Limited Partnerships	105,056	—	—	105,056
Short-Term Investments	544,711	—	—	544,711
Total Investments in Securities — Assets	17,157,808	—	—	17,157,808

U.S. Small to Mid Cap Growth	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Investments in Securities — Assets
Common Stock
Oil & Gas Drilling	—	32,484	—	32,484
All Other	4,500,792	—	—	4,500,792
Limited Partnerships	30,016	—	—	30,016
Short-Term Investments	109,415	—	—	109,415
Total Investments in Securities — Assets	4,640,223	—	—	4,672,707

U.S. Systematic Large Cap Growth	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Investments In Securities — Assets
Common Stock	5,405,545	—	—	5,405,545
Short-Term Investments	—	—	—	—
Total Investments in Securities — Assets	5,405,545	—	—	5,405,545

U.S. Convertible	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Investments in Securities — Assets
Convertible Corporate Bonds	—	329,574,119	—	329,574,119
Convertible Preferred Stock	65,422,142	—	—	65,422,142
Common Stock	10,215,018	—	—	10,215,018
Total Investments in Securities — Assets	75,637,160	329,574,119	—	405,211,279

Global Select	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Investments in Securities — Assets
Common Stock:
Australia	421,760	—	—	421,760
Belgium	927,340	—	—	927,340
Brazil	447,986	—	—	447,986
France	1,078,541	—	—	1,078,541
Germany	1,764,338	—	—	1,764,338

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited) — Continued

Global Select	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Hong Kong	643,487	—	—	643,487
Ireland	310,482	—	—	310,482
Israel	328,640	—	—	328,640
Japan	1,817,012	—	—	1,817,012
Kuwait	—	32,832	—	32,832
Malaysia	321,999	—	—	321,999
Netherlands	648,201	—	—	648,201
Republic of China	—	—	405	405
Singapore	416,806	—	—	416,806
Spain	1,158,243	—	—	1,158,243
Switzerland	2,179,092	—	—	2,179,092
United Kingdom	2,576,828	—	—	2,576,828
Other	8,579,782	—	—	8,579,782
Rights:
France	—	10,163	—	10,163
Short-Term Investments	457,550	—	—	457,550
Total Investments in Securities — Assets	24,078,087	42,995	405	24,121,487

International Growth	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Investments in Securities — Assets
Common Stock	29,694,529	—	—	29,694,529
Preferred Stock:
Brazil	517,806	—	—	517,806
Rights:
France	—	13,791	—	13,791
Short-Term Investments	334,257	—	—	334,257
Total Investments in Securities — Assets	30,546,592	13,791	—	30,560,383

International Growth Opportunities	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Investments in Securities — Assets
Common Stock:
Australia	2,941,760	—	—	2,941,760
Belgium	5,943,478	—	—	5,943,478
Bermuda	1,322,868	—	—	1,322,868
Brazil	1,364,212	—	—	1,364,212
Canada	4,901,636	—	—	4,901,636
France	7,693,550	—	—	7,693,550
Germany	8,185,176	—	—	8,185,176
Greece	1,899,691	—	—	1,899,691

International Growth Opportunities	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Hong Kong	3,287,736	—	—	3,287,736
Ireland	3,065,354	—	—	3,065,354
Italy	7,287,069	—	—	7,287,069
Japan	16,330,151	—	—	16,330,151
Netherlands	2,516,320	—	—	2,516,320
Norway	1,269,755	—	—	1,269,755
Republic of China	1,468,824	—	3,133	1,471,957
Singapore	4,070,799	—	—	4,070,799
South Africa	1,299,693	—	—	1,299,693
Switzerland	3,177,320	—	—	3,177,320
United Kingdom	22,495,426	—	—	22,495,426
Equity Linked Securities:
Taiwan	—	4,024,657	—	4,024,657
Preferred Stock:
Brazil	2,232,493	—	—	2,232,493
Short-Term Investments	9,441,534	—	—	9,441,534
Total Investments in Securities — Assets	112,194,845	4,024,657	3,133	116,222,635

Emerging Markets	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Investments in Securities — Assets
Common Stock
Brazil	5,211,934	—	—	5,211,934
Chile	158,670	—	—	158,670
Egypt	277,388	—	—	277,388
Hong Kong	1,214,526	—	—	1,214,526
Hungary	234,253	—	—	234,253
India	2,535,298	—	—	2,535,298
Indonesia	1,651,014	—	—	1,651,014
Israel	616,832	—	—	616,832
Kuwait	—	17,864	—	17,864
Maylasia	452,210	—	—	452,210
Mexico	968,947	—	—	968,947
Philipines	183,384	—	—	183,384
Poland	488,251	—	—	488,251
Republic of China	6,655,265	—	—	6,655,265
Russian Federation	2,119,662	—	—	2,119,662
South Africa	2,915,065	—	—	2,915,065
South Korea	5,317,806	—	—	5,317,806
Taiwan	4,136,043	—	—	4,136,043
Thailand	1,139,441	146,619	—	1,286,060
Turkey	1,746,529	—	—	1,746,529

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited) — Continued

Emerging Markets	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
United Kingdom	230,705	—	—	230,705
Preferred Stock:				—
Brazil	1,297,860	—	—	1,297,860
Short-Term Investments	1,960,330	—	—	1,960,330
Total Investments in Securities — Assets	41,511,413	164,483	—	41,675,896

International Systematic	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Investments in Securities — Assets
Common Stock:	66,050,114	—	—	66,050,114
Rights:
France	—	38,133	—	38,133
Short-Term Investments	1,299,422	—	—	1,299,422
Total Investments in Securities — Assets	67,349,536	38,133	—	67,387,669

U.S. High Yield	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at 9/30/2009
Investments in Securities — Assets
Corporate Bonds	—	66,230,543	—	66,230,543
Foreign Corporate Bonds	—	4,572,312.00	—	4,572,312
Short-Term Investments	4,135,474	—	—	4,135,474
Total Investments in Securities — Assets	4,135,474	70,802,855	—	74,938,329

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period ended September 30, 2009 was as follows:

Global Select Fund	Beginning Balance 3/31/2009	Purchase, (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized and Unrealized Gain(Loss)	Transfers in and/or out of Level 3	Ending Balance 9/30/2009
Investments in Securities — Assets
Common Stock	17,087	—	—	—	(16,682)	405
Total Investments in Securities — Assets	17,087	—	—	—	(16,682)	405

International Growth Opportunities Fund	Beginning Balance 3/31/2009	Purchase, (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized and Unrealized Gain(Loss)	Transfers in and/or out of Level 3	Ending Balance 9/30/2009
Investments in Securities — Assets
Common Stock	3,133	—	—	—	—	3,133
Total Investments in Securities — Assets	3,133	—	—	—	—	3,133

Emerging Markets Fund	Beginning Balance 3/31/2009	Purchase, (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized and Unrealized Gain(Loss)	Transfers in and/or out of Level 3	Ending Balance 9/30/2009
Investments in Securities — Assets
Common Stock	156,915	—	—	—	(156,915)	—
Total Investments in Securities — Assets	156,915	—	—	—	(156,915)	—

International Systematic Fund	Beginning Balance 3/31/2009	Purchase, (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized and Unrealized Gain(Loss)	Transfers in and/or out of Level 3	Ending Balance 9/30/2009
Investments in Securities — Assets
Common Stock	119,105	—	—	—	119,105	—
Total Investments in Securities — Assets	119,105	—	—	—	119,105	—

NOTE H — MARKET PRICE RISK

The prices of securities held by the Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the Funds may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

NOTE I — FINANCIAL DERIVATIVE INSTRUMENTS

In accordance with GAAP, the Funds are required to disclose certain information regarding derivative instruments and hedging activities. The Funds are required to provide enhanced disclosures about the use of and accounting for derivative instruments using a tabular format. Disclosing the fair values of derivative instruments and their gains and losses in a tabular format should provide a more complete picture of the location in an entity’s financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period. Disclosing information about credit-risk-related contingent features should provide information on the potential effect on an entity’s liquidity from using derivatives. Finally, the additional disclosure affords the reader the ability to cross-reference the information within the footnotes, which should help users of financial statements locate important information about derivative instruments. As of September 30, 2009, the Funds did not hold any derivative instruments.

NOTE J — SIGNIFICANT SHAREHOLDER CONCENTRATION

As of September 30, 2009, the Funds had a single shareholder and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of a Fund as detailed below.

Fund	% of Fund	Number of Shareholders
U.S. Ultra Micro Cap	97.43%	4
U.S. Micro Cap Growth	82.87%	3
U.S. Emerging Growth	81.39%	3
U.S. Small to Mid Cap Growth	93.14%	1
U.S. Systematic Large Cap Growth	82.95%	1
U.S. Convertible	75.77%	1
Global Select	64.57%	3
International Growth Opportunities	62.78%	3
Emerging Markets	91.83%	3
International Systematic	94.69%	3
International Growth	84.99%	3
U.S. High Yield	65.76%	2

NOTE K — EVALUATION OF SUBSEQUENT EVENTS

In accordance with GAAP, the Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing financial statements. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through November 30, 2009, the date the financial statements were issued.

On November 13, 2009, the Board approved a Plan of Reorganization with respect to each of the Nicholas-Applegate Institutional Funds. Shareholders of each Institutional Fund will be asked to approve the Plan on behalf of the fund at a special meeting of shareholders.

The Board also approved, on November 13, 2009, a Plan of Liquidation providing for the liquidation and dissolution of the Nicholas-Applegate International Systematic Fund.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period* April 1, 2009 to September 30, 2009	Annualized Expense Ratio
U.S. Ultra Micro Cap — Class I
Actual	$1,000.00	$1,621.10	$15.38	2.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.34	$11.81	2.34%
U.S. Micro Cap — Class I
Actual	$1,000.00	$542.20	$5.95	1.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.79	1.54%
U.S. Emerging Growth — Class I
Actual	$1,000.00	$1,570.60	$7.60	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97	1.18%
U.S. Small to Mid Cap Growth — Class I
Actual	$1,000.00	$1,485.20	$5.92	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
U.S. Systematic Large Cap Growth — Class I
Actual	$1,000.00	$1,244.90	$6.25	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.62	1.11%
U.S. Convertible — Class I
Actual	$1,000.00	$1,266.20	$5.68	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%
U.S. Convertible — Class II
Actual	$1,000.00	$1,267.30	$5.12	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
U.S. Convertible — Class IV
Actual	$1,000.00	$1,268.20	$4.26	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Global Select — Class I
Actual	$1,000.00	$1,343.80	$6.64	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72	1.13%

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period* April 1, 2009 to September 30, 2009	Annualized Expense Ratio
Global Select — Class II
Actual	$1,000.00	$1,360.00	$6.74	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.77	1.14%
International Growth — Class I
Actual	$1,000.00	$1,384.90	$6.82	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.77	1.14%
International Growth — Class II
Actual	$1,000.00	$1,384.90	$5.92	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01	0.99%
International Growth Opportunities — Class I
Actual	$1,000.00	$1,574.00	$9.10	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.13	1.41%
International Growth Opportunities — Class II
Actual	$1,000.00	$1,574.70	$8.13	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.38	1.26%
International Growth Opportunities — Class III
Actual	$1,000.00	$1,575.60	$7.81	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Emerging Markets Fund — Class I
Actual	$1,000.00	$1,575.50	$8.59	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.73	1.33%
Emerging Markets Fund — Class II
Actual	$1,000.00	$1,576.00	$8.85	1.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.93	1.37%
International Systematic Fund — Class I
Actual	$1,000.00	$1,424.80	$5.96	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96	0.98%
International Systematic Fund — Class III
Actual	$1,000.00	$1,427.10	$4.44	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.41	$3.70	0.73%
U.S. High Yield Bond — Class I
Actual	$1,000.00	$1,281.70	$3.43	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04	0.60%
* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period.

SUPPLEMENTARY INFORMATION

PROXY VOTING
The Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds’ securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds’ website at www.nacm.com. You may also view how the Fund’s securities were voted by visiting the Securities & Exchange Commission’s (the “SEC”) website at www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, by calling the Funds at 1-800-551-8043 and from the SEC’s website at www.sec.gov.

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

CORPORATE GOVERNANCE

Name, Address (1) Age Position(s) Held with Fund Length of Time Served (2)	Principal Occupation(s) During Past 5 Years Other Directorship Held by Trustee Number of Portfolios in Fund complex Overseen by Trustee
Independent Trustees:

Darlene T. DeRemer 11/27/1955 Chairperson of the Board Since August 2007 & Trustee Since May 1999
Principal Occupations: Partner, Grail Partners LLC (since 2005); Managing Director, Putnam Lovell NBF Private Equity (2004-2005); Managing Director, NewRiver E-Business Advisory Services Division (2000-2003); Prior to, President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (since 1987); Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State Street Global Advisers (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member, Boston Club (since 1998); Member, Financial Women’s Association Advisory Board (since 1995); Founder, Mutual Fund Cafe Website.

Other Directorships Held: Founding Member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer’s Association (since 1998); Director, King’s Wood Montessori School (since 1995); Editorial Board, National Association of Variable Annuities (since 1997); Director, Nicholas-Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (since 1994-2000); Trustee, Barnwell Funds (2003-2005); Director, Independent Director Council (since 2004); Mutual Fund Director’s Council-Advisory Board; Board Member-Chatman Partners; Board Member-X-Shares LLC.

Number of Portfolios Overseen by Trustee: 12

John J. Murphy 4/8/1944 Trustee Since September 2005
Principal Occupations: Founder and senior principal, Murphy Capital Management.

Other Directorships Held: Director, Smith Barney Multiple Discipline Trust; Director, Barclays International Funds Group Ltd. and affiliated companies; Smith Barney Consulting Group; Legg Mason Equity Funds.

Number of Portfolios Overseen by Trustee: 12

Bradford K. Gallagher 2/24/1944 Trustee Since August 2007
Principal Occupations: Founder, Spyglass Investments LLC (a private investment vehicle) (since 2001); Founder, President and CEO of CypressTree Investment Management Company and Annuity Company; Managing Director, Fidelity Investments.

Other Directorships Held: Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006); Director, United Way of Eastern Massachusetts (1988-1990); Director, Ouimet Scholarship Fund (1993-2005); Director, Emerson Hospital (1995-2005).

Number of Portfolios Overseen by Trustee: 12

Steven Grenadier 12/14/1964 Trustee Since August 2007
Principal Occupations: William F. Sharpe Professor of Financial Economics, Stanford University Graduate School of Business; Research Associate, National Bureau of Economic Research (since 2002); Chairman of the Finance Department, Stanford University Graduate School of Business (2004-2006).

Other Directorships Held: Independent Trustee, E Trade Funds.

Number of Portfolios Overseen by Trustee: 12
Interested Trustees:

Horacio A. Valeiras 1/8/1959 President & Trustee Since August 2004
Principal Occupations: Managing Director (since 2004) and Chief Investment Officer, Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Chief Investment Officer; Oppenheimer and AGI Management Partners (since 2008); Managing Director of Morgan Stanley Investment Management, London (1997-2002); Head of International Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of Investment Strategies, Credit Suisse First Boston.

Other Directorships Held: Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing Club (since 2002).

Number of Portfolios Overseen by Trustee: 12

Arthur B. Laffer 8/14/1940 Trustee Since August 2007
Principal Occupations: Chairman, Laffer Associates (economic consulting) (since 1979); Chairman, Laffer Advisors Inc. (registered broker-dealer) (since 1981); Chairman, Laffer Investments (asset management) (since 2000); Member, Congressional Policy Advisory Board (since 1998); Distinguished University Professor and Director, Pepperdine University (1985-1988); Professor of Business Economics, University of Southern California (1976-1984); Associate Professor of Business Economics, University of Chicago (1967-1976).

Other Directorships Held: Director of MPS Group, Inc. (NYSE:MPS) (since 2003); Director, Petco Animal Supplies, Inc. (NASDAQ:PETC) (2002-2005); Director, Oxigene Inc. (NASDAQ:OXGN), biopharmaceutical company (since 1998); Director of Provide Commerce (NASDAQ: PRVD) (since 1998); Director, Veolia Environmental Corporation (successor to U.S. Filter Corporation) (water purification) (1991-2006); Director, Nicholas-Applegate Fund, Inc. (1987-2007).

Number of Portfolios Overseen by Trustee: 12

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

CORPORATE GOVERNANCE

Name, Address (1) Age Position(s) Held with Fund Length of Time Served (2)	Principal Occupation(s) During Past 5 Years Other Directorship Held by Officer Number of Portfolios in Fund complex Overseen by Officer
Officers:

Charles H. Field, Jr. 7/24/1955 Secretary and Chief Compliance Officer Since May 2002
Principal Occupations: Managing Director and General Counsel, Nicholas-Applegate Capital Management (since 1996); Chief Legal Officer of Oppenheimer Capital Management LLC (since 2009), Chief Legal Officer of Allianz Global Investors Management Partners LLC (since 2009); and Chief Legal Officer of Allianz Global Investors Solutions LLC (since 2009). Prior to joining Nicholas-Applegate in 1996, Mr. Field was an attorney for Federated Investors (1991-1996) and an attorney for Unified Management Corp. (1987-1991).

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 12

Deborah A. Wussow 1/31/1960 Treasurer and Assistant Secretary Since August 2006
Principal Occupations: Senior Vice President, Chief Compliance Officer, Nicholas-Applegate Capital Management, LLC (since 2008); Chief Compliance Officer, Oppenheimer Capital Management, LLC (since April 2009); Chief Compliance Officer, Allianz Global Investors Management Partners, LLC (since 2009); Chief Compliance Officer, Allianz Solutions, LLC (since 2009); Deputy Chief Compliance Officer, Nicholas-Applegate Capital Management, LLC (2004-2008); Compliance Officer; Nicholas-Applegate Capital Management (1995-2004)

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 12

(1)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2)	Each Trustee serves for an indefinite term, until her or his successor is elected.

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TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

Darlene T. DeRemer, Chairperson
Horacio A. Valeiras
John J. Murphy
Bradford K. Gallagher
Steven Grenadier
Arthur B. Laffer

OFFICERS

Horacio A. Valeiras, President
Charles H. Field, Jr., Secretary & Chief Compliance Officer
Deborah A. Wussow, Treasurer & Assistant Secretary

INVESTMENT ADVISER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

Brown Brothers Harriman & Co., Private Bankers

TRANSFER AGENT

UMB Fund Services Group, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

SAR0909INST

600 West Broadway San Diego, California 92101 800.551.8043

September 30, 2009 Semi Annual Report (Unaudited)

Class R Shares

U.S. Emerging Growth

U.S. Systematic Large Cap Growth

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

Following the most severe correction since the 1930s, the global equity market came roaring back during the six months ended September 30, 2009. Stock markets around the world posted dramatic gains, as monetary and fiscal stimulus helped thaw the credit markets and stabilize the global economy.

In this semi-annual report, we review the performance of the financial markets and our mutual funds from April 1 through September 30, 2009. We also share our perspective on the dynamics shaping the investment environment and our outlook for the future.

In the United States, the S&P 500 Index rose 34.0%. The Federal Reserve held short-term interest rates near zero and continued to flood the credit markets with liquidity by making loans and asset purchases. As investors gained confidence in the financial system, borrowers had easier and cheaper access to credit. In addition, some of the $787 billion stimulus package made its way into the economy through tax credits, the “cash for clunkers” vehicle trade-in program and other initiatives. Economic data released during the period showed that policymakers’ efforts were paying off. GDP declined at an annual rate of 0.7% in the second quarter of 2009, after having fallen 6.4% in the first quarter. More recent indicators suggested that the economy might be growing again, despite persistent weakness in the labor market. Corporate earnings were another source of optimism. While earnings for S&P 500 companies continued to decline, they were better than anticipated, supported by cost-cutting measures.

Stock markets in developed countries outside the United States also performed well. The MSCI EAFE Index gained 34.8% in local currencies and 50.4% in dollar terms. The U.S. dollar fell 8.7% versus a basket of currencies on expectations that the Federal Reserve would not raise interest rates any time soon. Like the Fed, central bankers in Europe and Japan held interest rates at record lows and continued with the special liquidity programs they had established during the financial crisis. However, demand for some of these programs was waning, testament to the improvement in the credit markets. Several developed countries came out of recession in the second quarter of 2009, including Japan whose economy grew at an annual pace of 2.3%. The German and French economies expanded as well, although GDP for the entire euro region dropped 4.8%, weighed down by weakness in Spain and Italy.

Equities in emerging countries delivered the strongest gains, with the MSCI Emerging Markets Index rising 45.7% in local currencies and 63.2% in U.S. dollars. As the global economy stabilized, investors rotated out of more defensive assets into higher-risk areas, such as emerging markets. Emerging markets further benefited from the relative strength of developing economies and rising commodity prices. For example, Chinese GDP grew at an annual rate of 7.1% in the first half of the year, helped by a surge in bank lending. Russia, whose main export is oil, was one of the best-performing equity markets this period amid a 42% spike in oil prices.

Against this favorable backdrop, all of the Nicholas-Applegate funds generated significant gains. That said, a number of our funds struggled to keep up with their benchmarks in the rapidly rising market. We believe this was because the rally was driven more by sentiment than company fundamentals. As the panic of last fall and winter subsided, relieved investors jumped back into the market, buying securities rather indiscriminately. A sentiment-driven rally is not unusual to see coming out of a severe correction. Nonetheless, it was a headwind for the funds given our focus on company fundamentals.

The volatile investment environment has underscored the importance of risk management, which remains a top priority at Nicholas-Applegate.

Our risk management program has been in place for more than a decade and has become increasingly sophisticated over the years. Today, we produce approximately 1,600 charts, tables and reports that our investment teams use to evaluate a wide range of risk metrics. We also have a risk management program that supports our entire business. This effort is guided by Nicholas-Applegate’s World Class Execution Committee (WCEC). The goal of the WCEC is to ensure a standard of excellence in all that we do to provide shareholders with world-class investment solutions. Its mandate encompasses everything from operations to compliance to the introduction of new products.

Looking forward, we expect the U.S. recovery to be more muted than past recoveries, given the high unemployment rate and continued tightness in certain segments of the credit markets. Foreign developed nations should recover more quickly than the United States, but real growth is also likely to remain subpar. Prices of gold, commodities and inflation-protected securities are telling us disinflation is coming to an end, and that inflation is in our future. We believe stock selection will be very important, as investors look for companies that will benefit from an environment of potentially slow growth, high unemployment and inflation. This bodes well for the fundamentally driven, bottom-up investment processes that we use to manage the funds.

On behalf of everyone at the firm, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust that you have placed in us and look forward to serving your investment needs throughout the coming years.

Best Regards,

Horacio A. Valeiras, CFA
President and Chief Investment Officer
September 30, 2009

TABLE OF CONTENTS

The Funds’ Review and Outlook, Performance and
Schedule of Investments:
U.S. Emerging Growth	1
U.S. Systematic Large Cap Growth	5

The Funds’:
Financial Highlights	8
Statements of Assets and Liabilities	10
Statements of Operations	11
Statements of Changes in Net Assets	12
Notes to Financial Statements	13
Shareholder Expense Example	19
Supplementary Information	20

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class R Shares. Distributor: Nicholas-Applegate Securities.

U.S. EMERGING GROWTH FUND

Management Team:  John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager

Chief Investment Officer:    Horacio A. Valeiras, CFA

Goal: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

Market Overview: U.S. equities registered substantial gains during the six months ended September 30, 2009. Signs that the worst of the recession had passed helped lift stocks higher across sectors, styles and capitalization ranges. Small-cap stocks did especially well, supported by strong inflows into small-cap funds.

The credit markets thawed considerably, thanks in large part to the aggressive actions taken by the Treasury and Federal Reserve last fall and winter. As confidence in the financial system grew, companies had easier and cheaper access to credit. They took advantage of the more favorable conditions, issuing approximately $700 billion of debt in the first nine months of 2009 — a 38% increase over the same period the previous year.

Households seemed more intent on paring back borrowing and spending, and consumer credit fell by a record $21.5 billion in July. A driving force behind the decline was the rising unemployment rate, which reached a twenty-six year high. However, unemployment is a lagging indicator, and less backward-looking statistics suggested that the economy was on the mend. New home sales picked up, industrial production increased and second-quarter GDP contracted at a better-than-expected 0.7% annual rate. As the period drew to a close — almost exactly one year after the credit crisis had erupted — economists were expecting that GDP would grow by approximately 3% in the third quarter.

Performance: During the six months ended September 30, 2009, he Fund’s Class R shares gained 56.85% outperforming the 43.06% increase in the Russell 2000 Growth Index.

Portfolio Specifics: The Fund’s outperformance was due to stock selection, which added value in nearly every sector. Stock selection was strongest in energy, where top-performing holdings included Massey Energy and Helix Energy Solutions. Massey, a coal producer, is seeing strong demand from India, which is increasing its steelmaking capacity. Helix, a diversified energy firm, benefited from an improved liquidity position and favorable production outlook. Stock selection was also especially strong in the information technology, industrials and materials sectors. For example, TriQuint Semiconductor was another top performer in the Fund. The company makes radio frequency modules used in wireless handsets and is winning business in the fast-growing smartphone market.

Areas of relative weakness included stock selection in the health care sector. One notable detractor was a medical device manufacturer facing lower payments from insurance companies.

Market Outlook: While it is widely believed that the recession is over, we think that the economic recovery will be muted due to the high unemployment rate and large federal deficit. That said, several factors could fuel additional gains in the stock market over the months ahead, including:

•	Expectations for a strong rebound in corporate earnings in 2010

•	Potential for investors to move some of the $3.4 trillion sitting in low-yielding money market funds into equities

•	Indications from the Fed that it plans to keep interest rates low for an extended period of time

By consistently applying our bottom-up investment process in this environment, we believe we will continue to add value to the benchmark.

Comparison of Change in Value of a $250,000 Investment in U.S. Emerging Growth Fund Class R Shares with the Russell 2000 Growth Index.

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
U.S. Emerging Growth Fund Class R	–2.99%	5.50%	–0.67%
Russell 2000 Growth Index	–6.32%	2.91%	1.10%

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 2000 Growth Index for the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares. This performance has been restated to reflect shareholder services fees of 0.25% applicable to Class R shares, but not Class I shares of the Fund. The Fund’s Class I shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Index returns include reinvestment of dividends. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. One cannot invest directly in an index.

Since markets can go down as well as up, investment returns and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

1

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of Shares	Value
Common Stock - 96.8%
Aerospace/Defense - 0.5%
Cubic Corp.	2,000	$78,940

Aerospace/Defense-Equipment - 1.3%
AAR Corp.*	4,900	107,506
BE Aerospace, Inc.*	5,400	108,756
		216,262
Agricultural Operations - 0.7%
The Andersons, Inc.	3,300	116,160

Airlines - 0.5%
Hawaiian Holdings, Inc.*	9,700	80,122

Apparel Manufacturers - 1.8%
Carter’s, Inc.*	3,600	96,120
Jones Apparel Group, Inc.	6,400	114,752
Quiksilver, Inc.*	32,300	88,825
		299,697
Applications Software - 1.5%
Compuware Corp.*	11,500	84,295
Ebix, Inc.*	3,100	171,616
		255,911
Auto/Truck Parts & Equipment-Original - 1.6%
American Axle & Manufacturing Holdings, Inc.*	15,200	107,616
ArvinMeritor, Inc.*	11,600	90,712
Titan International, Inc.	9,200	81,880
		280,208
Batteries/Battery Systems - 0.5%
Greatbatch, Inc.*	4,100	92,127

Beverages-Wine/Spirits - 0.5%
Central European Distribution Corp.*	2,400	78,624

Broadcast Services/Programming - 1.1%
DG FastChannel, Inc.*	3,600	75,384
Liberty Media Corp. - Capital*	5,600	117,152
		192,536
Building-Heavy Construction - 1.8%
Chicago Bridge & Iron Co. Cl. Y*	5,900	110,212
Orion Marine Group, Inc.*	4,700	96,538
Tutor Perini Corp.*	5,000	106,500
		313,250
Casino Services - 0.7%
Bally Technologies, Inc.*	2,900	111,273

Chemicals-Specialty - 0.7%
Ashland, Inc.	2,900	125,338

Coal - 0.6%
James River Coal Co.*	5,600	107,016

Commercial Banks-Central US - 0.7%
MB Financial, Inc.	5,500	115,335

Commercial Services - 1.3%
AerCap Holdings NV*	12,200	110,654
DynCorp International, Inc. Cl. A*	5,700	102,600
		213,254
Commercial Services-Finance - 3.8%
Coinstar, Inc.*	3,100	102,238
Deluxe Corp.	6,100	104,310
Dollar Financial Corp.*	6,000	96,120
Global Cash Access Holdings, Inc.*	9,700	70,907
Net 1 UEPS Technologies, Inc.*	4,400	92,224
TNS, Inc.*	3,700	101,380
Wright Express Corp.*	2,600	76,726
		643,905
Computer Aided Design - 0.4%
Parametric Technology Corp.*	4,800	66,336

Computers-Integrated Systems - 0.6%
Netscout Systems, Inc.*	7,800	105,378

Computers-Memory Devices - 0.4%
STEC, Inc.*	2,500	73,475

Consumer Products-Miscellaneous - 1.6%
Jarden Corp.	5,400	151,578
Tupperware Brands Corp.	3,100	123,752
		275,330
Containers-Metal/Glass - 0.7%
Greif, Inc. Cl. A	2,300	126,615

Containers-Paper/Plastic - 0.8%
Rock-Tenn Co. Cl. A	2,800	131,908

Disposable Medical Products - 0.5%
Merit Medical Systems, Inc.*	5,200	90,116

Distribution/Wholesale - 0.7%
Brightpoint, Inc.*	14,200	124,250

Diversified Manufacturing Operations - 0.6%
Koppers Holdings, Inc.	3,400	100,810

Diversified Operations - 0.3%
Compass Diversified Holdings	5,200	54,444

Drug Delivery Systems - 0.9%
Nektar Therapeutics*	16,400	159,736

E-Commerce/Services - 0.5%
IAC/InterActiveCorp*	4,300	86,817

Electric Products-Miscellaneous - 0.6%
GrafTech International, Ltd.*	6,600	97,020

Electronic Components-Miscellaneous - 0.7%
Sanmina-SCI Corp.*	14,600	125,560

Electronic Components-Semiconductors - 3.1%
Amkor Technology, Inc.*	16,800	115,584
Fairchild Semiconductor International, Inc. Cl. A*	10,300	105,369
Omnivision Technologies, Inc.*	6,600	107,448
Rovi Corp.*	3,100	104,160
Skyworks Solutions, Inc.*	7,800	103,272
		535,833
Electronic Design Automations - 0.8%
Mentor Graphics Corp.*	14,000	130,340

Enterprise Software/Services - 2.7%
Informatica Corp.*	4,200	94,836
JDA Software Group, Inc.*	5,000	109,700
Lawson Software, Inc.*	12,800	79,872
Mantech International Corp. Cl. A*	1,500	70,740
Taleo Corp. Cl. A*	4,600	104,144
		459,292
Entertainment Software - 0.5%
Take-Two Interactive Software, Inc.*	7,100	79,591

Finance-Consumer Loans - 1.2%
Ocwen Financial Corp.*	7,800	88,296
Portfolio Recovery Associates, Inc.*	2,400	108,792
		197,088

See Accompanying Notes to Financial Statements.

2

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009
	Number of Shares	Value
Finance-Investment Bankers/Brokers - 0.6%
MF Global, Ltd.*	13,900	$101,053

Food-Canned - 0.7%
Seneca Foods Corp. Cl. A*	4,200	115,080

Food-Miscellaneous/Diversified - 1.1%
Lance, Inc.	3,400	87,788
M&F Worldwide Corp.*	4,800	97,152
		184,940
Footwear & Related Apparel - 1.0%
Deckers Outdoor Corp.*	1,300	110,305
Iconix Brand Group, Inc.*	5,200	64,844
		175,149
Hospital Beds/Equipment - 0.7%
Hill-Rom Holdings, Inc.	5,200	113,256

Human Resources - 0.6%
Emergency Medical Services Corp. Cl. A*	2,200	102,300

Instruments-Scientific - 0.6%
FEI Co.*	4,200	103,530

Insurance Brokers - 0.6%
CNinsure, Inc. - ADR	4,300	98,728

Internet Applications Software - 0.5%
Cybersource Corp.*	5,600	93,352

Internet Connectivity Services - 0.8%
AboveNet, Inc.*	2,800	136,528

Internet Infrastructure Equipment - 0.7%
Avocent Corp.*	5,900	119,593

Internet Infrastructure Software - 1.2%
AsiaInfo Holdings, Inc.*	5,200	103,844
TeleCommunication Systems, Inc. Cl. A*	12,000	100,320
		204,164
Intimate Apparel - 0.7%
The Warnaco Group, Inc.*	2,600	114,036

Life/Health Insurance - 0.6%
Delphi Financial Group, Inc. Cl. A	4,800	108,624

Machinery-Construction & Mining - 0.5%
Bucyrus International, Inc. Cl. A	2,300	81,926

Machinery-General Industry - 0.8%
Albany International Corp. Cl. A	7,300	141,620

Marine Services - 0.8%
Aegean Marine Petroleum Network, Inc.	5,700	128,250

Medical Instruments - 0.5%
NuVasive, Inc.*	2,000	83,520

Medical Labs & Testing Services - 0.4%
Bio-Reference Labs, Inc.*	1,800	61,920

Medical Products - 3.6%
Exactech, Inc.*	4,700	73,978
Haemonetics Corp.*	1,500	84,180
Hanger Orthopedic Group, Inc.*	7,900	109,573
Invacare Corp.	4,600	102,488
Orthofix International NV*	4,100	120,499
PSS World Medical, Inc.*	5,400	117,882
		608,600
Medical Sterilize Product - 0.7%
STERIS Corp.	3,700	112,665

Medical-Biomedical/Genetics - 2.7%
Human Genome Sciences, Inc.*	5,400	101,628
Incyte Corp., Ltd.*	12,200	82,350
Martek Biosciences Corp.*	2,900	65,511
Regeneron Pharmaceuticals, Inc.*	4,200	81,060
Seattle Genetics, Inc.*	9,800	137,494
		468,043

Medical-Drugs - 1.0%
Eurand NV*	6,000	90,840
Hi-Tech Pharmacal Co., Inc.*	3,800	85,272
		176,112
Medical-HMO - 0.5%
WellCare Health Plans, Inc.*	3,800	93,670

Medical-Outpatient/Home Medical Care - 0.5%
Almost Family, Inc.*	2,700	80,325

Metal-Aluminum - 0.4%
Century Aluminum Co.*	7,900	73,865

Multi-line Insurance - 0.8%
Unitrin, Inc.	6,900	134,481

Oil & Gas Drilling - 1.2%
Atlas Energy, Inc.	4,000	108,280
Atwood Oceanics, Inc.*	2,700	95,229
		203,509
Oil Companies-Exploration & Production - 3.5%
ATP Oil & Gas Corp.*	8,400	150,276
Berry Petroleum Co. Cl. A	3,700	99,086
Gran Tierra Energy, Inc.*	21,300	88,608
Mariner Energy, Inc.*	6,200	87,916
Stone Energy Corp.*	8,500	138,635
W&T Offshore, Inc.	2,600	30,446
		594,967
Oil-Field Services - 3.0%
Global Industries, Ltd.*	13,100	124,450
Helix Energy Solutions Group, Inc.*	7,500	112,350
Hercules Offshore, Inc.*	13,300	65,303
Hornbeck Offshore Services, Inc.*	3,800	104,728
Tetra Technologies, Inc.*	10,500	101,745
		508,576
Paper & Related Products - 3.0%
Boise, Inc.*	34,000	179,520
Clearwater Paper Corp.*	3,100	128,123
Domtar Corp.*	3,500	123,270
Schweitzer-Mauduit International, Inc.	1,600	86,976
		517,889
Pharmacy Services - 0.5%
Catalyst Health Solutions, Inc.*	2,800	81,620

Physical Practice Management - 0.6%
IPC The Hospitalist Co., Inc.*	3,100	97,495

Physical Therapy/Rehabilitation Centers - 0.5%
RehabCare Group, Inc.*	4,200	91,098

Property/Casualty Insurance - 0.6%
Amtrust Financial Services, Inc.	8,900	101,549

Publishing-Books - 0.6%
Scholastic Corp.	4,000	97,360

See Accompanying Notes to Financial Statements.

3

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of Shares	Value
Real Estate Management/Service - 1.2%
E-House China Holdings, Ltd. - ADR*	5,300	$113,208
Jones Lang LaSalle, Inc.	2,000	94,740
		207,948
Recreational Centers - 0.7%
Life Time Fitness, Inc.*	4,000	112,200

Reinsurance - 0.5%
Maiden Holdings, Ltd.	12,500	90,875

Rental Auto/Equipment - 0.8%
United Rentals, Inc.*	13,500	139,050

Retail-Apparel/Shoe - 4.6%
AnnTaylor Stores Corp.*	8,200	130,298
Collective Brands, Inc.*	6,200	107,446
Genesco, Inc.*	4,800	115,536
Guess ?, Inc.	2,600	96,304
Hanesbrands, Inc.*	5,000	107,000
Phillips-Van Heusen Corp.	2,700	115,533
The Finish Line, Inc. Cl. A	10,600	107,696
		779,813
Retail-Office Supplies - 0.7%
OfficeMax, Inc.*	9,100	114,478

Retail-Perfume & Cosmetics - 0.5%
Sally Beauty Holdings, Inc.*	12,200	86,742

Retail-Restaurants - 1.4%
Buffalo Wild Wings, Inc.*	1,800	74,898
CKE Restaurants, Inc.	8,400	88,116
Cracker Barrel Old Country Store, Inc.	2,400	82,560
		245,574
Retail-Sporting Goods - 0.5%
Big 5 Sporting Goods Corp.	5,300	80,030

Rubber-Tires - 0.8%
Cooper Tire & Rubber Co.	7,300	128,334

Satellite Telecommunications - 0.6%
GeoEye, Inc.*	3,800	101,840

Semiconductor Components-Integrated Circuits - 2.7%
Cirrus Logic, Inc.*	18,000	100,080
Himax Technologies, Inc. - ADR	23,000	76,590
Integrated Device Technology, Inc.*	14,300	96,668
Pericom Semiconductor Corp.*	9,400	92,214
TriQuint Semiconductor, Inc.*	13,400	103,448
		469,000
Semiconductor Equipment - 0.5%
Tessera Technologies, Inc.*	2,900	80,881

Telecommunication Equipment - 0.9%
ADC Telecommunications, Inc.*	11,100	92,574
CommScope, Inc.*	2,300	68,839
		161,413
Telecommunication Equipment-Fiber Optics - 0.5%
Finisar Corp.*	9,400	90,992

Therapeutics - 0.4%
Onyx Pharmaceuticals, Inc.*	2,500	74,925

Transactional Software - 0.6%
Solera Holdings, Inc.	3,400	105,774

Transport-Air Freight - 0.8%
Atlas Air Worldwide Holdings, Inc.*	4,200	134,274

Transport-Marine - 0.7%
Genco Shipping & Trading, Ltd.*	5,800	120,524

Transport-Rail - 0.5%
Kansas City Southern*	3,400	90,066

Transport-Truck - 0.5%
Saia, Inc.*	4,800	77,184

Web Portals/ISP - 0.5%
United Online, Inc.	11,600	93,264

Wire & Cable Products - 0.5%
Fushi Copperweld, Inc.*	10,800	91,368

Wireless Equipment - 1.1%
InterDigital, Inc.*	3,600	83,376
RF Micro Devices, Inc.*	18,200	98,826
		182,202
Total Common Stock (Cost: $13,339,096)		16,508,041
Limited Partnerships - 0.6%
Pipelines - 0.6%

Targa Resources Partners LP (Cost $78,695)	5,600	105,056

	Principal
	Amount
Short Term Investments - 3.2%
Time Deposit - 3.2%
Citibank Nassau 0.030%, 10/01/09
(Cost: $544,711)	$544,711	544,711
Total Investments - 100.6% (Cost: $13,962,502)		17,157,808
Liabilities in Excess of Other Assets - (0.6%)		(95,199)
Net Assets - 100.0%		$17,062,609

*  Non-income producing securities.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR as of September 30, 2009

Sector	Percent of Net Assets
Consumer, Non-cyclical	25.9%
Consumer, Cyclical	16.2
Technology	13.8
Industrial	12.4
Communications	9.0
Energy	8.9
Financial	6.8
Basic Materials	4.1
Diversified	0.3
Short Term Investments	3.2
Total Investments	100.6
Liabilities in excess of other assets	(0.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

4

U.S. SYSTEMATIC LARGE CAP GROWTH FUND
Management Team: James Li, Ph.D., CFA, Portfolio Manager; Jane Edmondson, Portfolio Manager

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the Russell 1000 Growth Index at time of purchase.

Market Overview: U.S. stocks posted dramatic gains during the six months ended September 30, 2009. In stark contrast to the panic coursing through the market last fall and winter, the period was characterized by rising appetites for risk. Investors jumped back into equities as the economy stabilized and corporate earnings beat expectations.

Government reports revealed brightening conditions in the consumer and manufacturing sectors, including the first back-to-back gain in industrial production since the start of the recession. The Federal Reserve held its key policy rate at 0.00% to 0.25% and continued adding liquidity to the financial system through special lending programs and asset purchases. The credit markets opened up, and corporate borrowers took advantage of cheaper lending rates and strong investor demand.

S&P 500 companies reported their eighth consecutive quarter of negative earnings growth, with first- and second-quarter earnings falling 35.6% and 27.3%, respectively. However, expectations were so low that even these weak numbers surprised on the upside.

Positive investor sentiment lifted stock prices higher across all major sectors, styles and capitalization segments of the market. Many of the stocks that performed the best were stocks of companies with the shakiest earnings prospects and balance sheets which had been hit especially hard during the credit crisis.

Performance: The Fund’s Class R shares gained 24.34% in the six months ended September 30, 2009 and the Russell 1000 Growth Index rose 32.57%.

Portfolio Specifics: All sectors in the Fund had strong positive returns, led by information technology. Three of our best-performing stocks were Apple Computer, Microsoft and Google.

While the Fund had a significant gain, it trailed the index because our systematic, model-based investment style was out of favor. The underperformance was concentrated in the first half of the period when two headwinds worked against us. First, the financial market had been driven primarily by macroeconomic news and government actions rather than company fundamentals, while our model focuses on company fundamentals. So our model struggled this period when there was a disconnect between fundamentals and stock prices and stocks with weaker fundamentals outperformed.

The second headwind was the speed at which expectations about the economy changed. In short order, investors went from thinking that the economy was in a freefall to believing it was on the mend. Inflection points like these are challenging for model-based strategies.

On a positive note, the market started to refocus on fundamentals toward the end of the period, and the Fund’s relative performance improved.

Market Outlook: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes, nor results in, a forecast or outlook on the overall market, but expects to perform equally well in both up and down markets versus the Russell 1000 Growth Index.

We are confident that the Fund’s proprietary stock selection model, in conjunction with its risk-controlled approach to portfolio construction, will add value above the index over time.

Comparison of Change in Value of a $250,000 Investment in U.S. Systematic Large Cap Growth Fund Class R Shares with the Russell 1000 Growth Index.

Annualized Total Returns As of 9/30/09
	1 Year	5 Years	10 Years
U.S. Systematic Large Cap Growth Fund Class R	–9.02%	2.33%	–5.47%
Russell 1000 Growth Index	–1.85%	1.86%	–2.56%

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Growth Index for the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares. This performance has been restated to reflect shareholder services fees of 0.25% applicable to Class R shares, but not Class I shares of the Fund. The Fund’s Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds). Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

5

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
Common Stock - 98.0%
Aerospace/Defense - 2.9%
Lockheed Martin Corp.	500	$39,040
Raytheon Co.	2,500	119,925
		158,965
Agricultural Operations - 0.8%
Archer-Daniels-Midland Co.	1,600	46,752

Applications Software - 5.2%
Microsoft Corp.	11,000	284,790

Auto-Cars/Light Trucks - 0.8%
Ford Motor Co.*	6,200	44,702

Beverages-Non-alcoholic - 3.7%
Coca-Cola Co.	1,100	59,070
Coca-Cola Enterprises, Inc.	4,400	94,204
PepsiCo, Inc.	900	52,794
		206,068
Cable TV - 0.5%
DISH Network Corp. Cl. A*	1,500	28,890

Computer Services - 1.0%
Cognizant Technology Solutions Corp. Cl. A*	1,400	54,124

Computers - 10.8%
Apple, Inc.*	1,200	222,444
Hewlett-Packard Co.	3,300	155,793
International Business Machines Corp.	1,800	215,298
		593,535
Computers-Memory Devices - 3.3%
EMC Corp./Massachusetts*	5,200	88,608
NetApp, Inc.*	1,100	29,348
Western Digital Corp.*	1,700	62,101
		180,057
Containers-Metal/Glass - 2.2%
Ball Corp.	800	39,360
Owens-Illinois, Inc.*	2,200	81,180
		120,540
Cosmetics & Toiletries - 2.1%
Procter & Gamble Co.	2,000	115,840

Diversified Manufacturing Operations - 1.7%
3M Co.	700	51,660
General Electric Co.	2,500	41,050
		92,710
E-Commerce/Services - 2.7%
eBay, Inc.*	2,400	56,664
Expedia, Inc.*	1,200	28,740
Liberty Media Corp. - Interactive*	2,700	29,619
priceline.com, Inc.*	200	33,164
		148,187
Electric-Integrated - 1.0%
PG&E Corp.	1,300	52,637

Electronic Components-Semiconductors - 6.0%
Broadcom Corp. Cl. A*	2,400	73,656
Intel Corp.	3,800	74,366
ON Semiconductor Corp.*	5,700	47,025
Rovi Corp.*	1,700	57,120
Texas Instruments, Inc.	3,400	80,546
		332,713
Enterprise Software/Services - 3.9%
BMC Software, Inc.*	1,000	37,530
Oracle Corp.	8,400	175,056
		212,586
Finance-Investment Bankers/Brokers - 1.7%
The Goldman Sachs Group, Inc.	500	92,175

Finance-Other Services - 1.0%
The Nasdaq OMX Group*	2,500	52,625

Food-Miscellaneous/Diversified - 1.0%
Kraft Foods, Inc. Cl. A	2,000	52,540

Gas-Distribution - 0.5%
Centerpoint Energy, Inc.	2,200	27,346

Gold Mining - 0.5%
Newmont Mining Corp.	600	26,412

Life/Health Insurance - 1.0%
Prudential Financial, Inc.*	1,100	54,901

Medical Information Systems - 0.8%
Cerner Corp.*	600	44,880

Medical Instruments - 0.8%
Medtronic, Inc.	1,200	44,160

Medical Products - 2.4%
Johnson & Johnson	2,200	133,958

Medical-Biomedical/Genetics - 1.1%
Amgen, Inc.	1,000	60,230

Medical-Drugs - 5.6%
Abbott Laboratories	1,600	79,152
Bristol-Myers Squibb Co.	4,200	94,584
Forest Laboratories, Inc.*	1,400	41,216
Schering-Plough Corp.	3,400	96,050
		311,002
Medical-Generic Drugs - 0.5%
Mylan, Inc.*	1,800	28,818

Medical-HMO - 1.3%
UnitedHealth Group, Inc.*	1,600	40,064
WellPoint, Inc.*	700	33,152
		73,216
Medical-Whosale Drug Distributors - 0.7%
AmerisourceBergen Corp. Cl. A	1,800	40,284

Multi-line Insurance - 1.2%
ACE, Ltd.*	1,200	64,152

Networking Products - 4.3%
Cisco Systems, Inc.*	10,100	237,754

Oil & Gas Drilling - 0.5%
ENSCO International, Inc.	700	29,778

Oil Companies-Exploration & Production - 1.6%
Southwestern Energy Co.*	1,300	55,484
XTO Energy, Inc.	800	33,056
		88,540
Oil Companies-Integrated - 2.0%
ConocoPhillips	1,200	54,192
Exxon Mobil Corp.	800	54,888
		109,080
Pharmacy Services - 1.0%
Medco Health Solutions, Inc.*	1,000	55,310

See Accompanying Notes to Financial Statements.

6

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2009

	Number of
	Shares	Value
Publishing-Newspapers - 0.6%
Gannett Co., Inc.	2,800	$35,028

Retail-Apparel/Shoe - 0.5%
Phillips-Van Heusen Corp.	700	29,953

Retail-Automobile - 0.7%
AutoNation, Inc.*	2,200	39,776

Retail-Bedding - 1.1%
Bed Bath & Beyond, Inc.*	1,600	60,064

Retail-Discount - 4.3%
Target Corp.	1,400	65,352
Wal-Mart Stores, Inc.	3,500	171,815
		237,167
Retail-Drug Store - 0.5%
CVS Caremark Corp.	800	28,592

Retail-Restaurants - 2.0%
Darden Restaurants, Inc.	1,600	54,608
McDonald’s Corp.	1,000	57,070
		111,678
Semicon Components-Integrated Circuits - 1.4%
Marvell Technology Group, Ltd.*	4,800	77,712

Steel-Producers - 0.6%
Steel Dynamics, Inc.	2,300	35,282

Telephone-Integrated - 2.3%
AT&T, Inc.	2,500	67,525
CenturyTel, Inc.	1,700	57,120
		124,645
Web Portals/ISP - 4.5%
Google, Inc. Cl. A*	500	247,925

Wire & Cable Products - 0.4%
General Cable Corp.*	600	23,490

Wireless Equipment - 1.0%
QUALCOMM, Inc.	1,200	53,976
Total Common Stock (Cost: $4,492,596)		5,405,545
Total Investments - 98.0% (Cost: $4,492,596)		5,405,545
Other Assets in Excess of Liabilities - 2.0%		111,715
Net Assets - 100.0%		$5,517,260
* Non-income producing securities.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2009
Percent of
Sector	Net Assets
Technology	32.4%
Consumer, Non-cyclical	21.0
Communications	15.9
Consumer, Cyclical	9.9
Industrial	7.2
Financial	4.9
Energy	4.1
Utilities	1.5
Basic Materials	1.1
Total Investments	98.0
Other assets in excess of liabilities	2.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

7

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class R share outstanding during the periods indicated

						Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)		Total from Investments Operations	Net Investment Income	Net Realized Capital Gains
U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
For the period ended 09/30/09	$6.42	$(0.04)	$3.69		$3.65	$—	$—
For the year ended 03/31/09	11.20	(0.06)	(4.72	)(5)	(4.78)	—	—
For the year ended 03/31/08	12.84	(0.10)	(0.66	)(5)	(0.76)	—	(0.88)
For the year ended 03/31/07	13.69	(0.10)	0.18	(6)	0.08	—	(0.93)
For the year ended 03/31/06	9.65	(0.14)	4.18		4.04	—	—
For the year ended 03/31/05	9.52	(0.10)	0.23		0.13	—	—
U.S. SYSTEMATIC LARGE CAP GROWTH
For the period ended 09/30/09	$12.57	$0.02	$3.04		$3.06	$—	$—
For the year ended 03/31/09	18.99	0.05	(6.47	)(5)	(6.42)	—	—
For the year ended 03/31/08	19.42	(0.07)	(0.36	)(5)	(0.43)	—	—
For the year ended 03/31/07	17.59	(0.02)	1.85		1.83	—	—
For the year ended 03/31/06	15.46	(0.02)	2.15		2.13	—	—
For the year ended 03/31/05	14.90	0.02	0.54		0.56	—	—

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.

(2)	Total returns are not annualized for periods less than one year.

(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions of total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

See Accompanying Notes to Financial Statements.

8

				Ratios to Average Net Assets (3)
Total Distributions	Net Asset Value, Ending	Total Return(2)	Net Assets, Ending (in 000’s)	Net Investment Income(Loss)	Total Expenses	Expense (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset(4)	Fund’s Portfolio Turnover Rate

$—	$10.07	56.85%	$2,618	(0.83%)	1.43%	—	1.43%	1.42%	74%
—	6.42	(42.68%)	1,536	(0.62%)	1.46%	—	1.46%	1.14%	146%
(0.88)	11.20	(7.15%)	2,870	(0.71%)	1.46%	—	1.46%	0.96%	129%
(0.93)	12.84	1.02%	3,177	(0.78%)	1.46%	—	1.46%	0.97%	148%
—	13.69	41.98%	3,173	(1.27%)	2.09%	(0.36%)	1.73%	1.42%	128%
—	9.65	1.37%	3,681	(1.06%)	1.89%	(0.20%)	1.69%	1.26%	142%

$—	$15.63	24.34%	$4,557	0.28%	1.36%	—	1.36%	1.32%	69%
—	12.57	(33.81%)	3,461	0.32%	1.46%	—	1.42%	1.37%	116%
—	18.99	(2.21%)	5,822	(0.35%)	1.39%	—	1.39%	1.36%	106%
—	19.42	10.40%	6,022	(0.13%)	1.38%	—	1.38%	1.30%	100%
—	17.59	13.78%	6,055	(0.11%)	1.86%	(0.48%)	1.38%	1.29%	147%
—	15.46	3.76%	9,318	0.14%	1.94%	(0.57%)	1.37%	1.29%	197%

(5)
Includes litigation proceeds of approximately, $0.07 and $0.06 per share for the U.S. Emerging Growth Fund during the fiscal year for 2008 and 2009, respectively, $0.09 and $0.04 per share for the U.S. Systematic Large Cap Growth Fund during the fiscal year for 2008 and 2009, respectively.

(6)	The Fund received $12,373 from a security litigation settlement during the year which is reflected in realized gains. This event had a $0.05 per share impact to the fund.

9

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2009 (Unaudited)	U.S. Emerging Growth	U.S. Systematic Large Cap Growth

Assets
Investments, at value*	$17,157,808	$5,405,545
Cash	—	120,487
Receivables:
Investment securities sold	269,954	—
Capital shares sold	46,888	—
Dividends	5,160	4,037
Other	88	—
Total assets	17,479,898	5,530,069
Liabilities
Payables:
Investments purchased	$395,085	$—
Capital shares redeemed	4,600	3,781
To investment advisor	10,292	2,002
Other liabilities	7,312	7,026
Total Liabilities	417,289	12,809
NET ASSETS	17,062,609	5,517,260

* Investments, at cost	13,962,502	4,492,596
Net Assets Consist of:
Paid in capital	$23,040,421	$13,756,023
Undistributed net investment income (loss)	(38,288)	59,604
Accumulated net realized (loss) on investments and foreign currencies	(9,134,830)	(9,211,316)
Net unrealized appreciation of investments and other assets and liabilities
denominated in foreign currencies	3,195,306	912,949
Net Assets applicable to all shares outstanding	$17,062,609	$5,517,260
Net Assets of Class I shares	$14,445,075	$960,430
Net Assets of Class II shares	—	—
Net Assets of Class R shares	2,617,534	4,556,830
Class I Shares outstanding	1,395,795	59,984
Class II Shares outstanding	—	—
Class R Shares outstanding	260,005	291,596
Net Asset Value — Class I Share	$10.35	$16.01
Net Asset Value — Class II Share	$—	$—
Net Asset Value — Class R Share	$10.07	$15.63

10

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS

		U.S. Systematic
Six Months Ended	U.S. Emerging	Large Cap
September 30, 2009 (Unaudited)	Growth	Growth
Investment Income
Dividends, net of foreign taxes*	$34,181	$46,449
Interest	3	31
Total Income	34,184	46,480
Expenses
Advisory fee	45,147	13,080
Administration fees	24,680	17,797
Shareholder servicing fees	2,680	5,021
Miscellaneous	1,272	800
Total Expenses	73,779	36,698
Expense offset	(1,307)	(1,150)
Net Expenses	72,472	35,548
Net Investment Income (Loss)	(38,288)	10,932
Net Realized and Unrealized
Loss on Investments
Realized loss from:
Securities	(174,653)	(487,957)
Net realized (loss)	(174,653)	(487,957)
Change in unrealized appreciation of:
Investments	5,231,804	1,717,427
Net unrealized appreciation	5,231,804	1,717,427
Net Gain on Investments	5,057,151	1,229,470
Assets Resulting From Operations	$5,018,863	$1,240,402
* Foreign taxes withheld	$116	$

11

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

			U.S. Systematic
	U.S. Emerging Growth		Large Cap Growth
	September 30,		September 30,
Six Months Ended September 30, 2009	2009		2009
and the Year Ended March 31, 2009	(Unaudited)	March 2009	(Unaudited)	March 2009
Increase (Decrease) In Net Assets
Net investment income (loss)	$(38,288)	$(40,240)	$10,932	$48,672
Net realized gain (loss)	(174,653)	(3,991,029)	(487,957)	(1,713,044)
Net unrealized appreciation (depreciation)	5,231,804	(1,566,687)	1,717,427	(1,284,603)
Investment operations	5,018,863	(5,597,956)	1,240,402	(2,948,975)
Proceeds from shares sold
Class I	4,153,557	5,416,300	329,351	64,726
Class II	—	—	653	(400)
Class R	321,992	659,133	349,050	329,609
Cost of shares redeemed
Class I	(410,187)	(1,926,575)	(41,548)	(90,716)
Class II	—	—	(2,496,831)	(7,520,810)
Class R	(148,953)	(792,831)	(111,389)	(792,263)
Net increase (decrease) in net assets from share transactions	3,916,409	3,356,027	(1,970,714)	(8,009,854)
Net Increase (Decrease) in Net Assets	8,935,272	(2,241,929)	(730,312)	(10,958,829)
Net Assets
Beginning	8,127,337	10,369,266	6,247,572	17,206,401
Ending	$17,062,609	$8,127,337	$5,517,260	$6,247,572
Undistributed net investment income (loss), ending	$(38,288)	$(40,240)	$59,604	$48,672
Class I — Capital Share Activity
Shares sold	442,919	554,485	23,149	4,483
Distributions reinvested	—	—	—	—
Shares redeemed	(47,041)	(209,274)	(2,927)	(5,503)
Net Class I Share Activity	395,878	345,211	20,222	(1,020)
Class II — Capital Share Activity
Shares sold	—	—	—	(21)
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	(177,372)	(371,830)
Net Class II Share Activity	—	—	(177,372)	(371,851)
Class R — Capital Share Activity
Shares sold	38,275	72,627	24,293	20,763
Distributions reinvested	—	—	—	—
Shares redeemed	(17,609)	(89,614)	(7,975)	(51,985)
Net Class R Share Activity	20,666	(16,987)	16,318	(31,222)

See Accompanying Notes to Financial Statements.

12

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE A — ORGANIZATION

Nicholas-Applegate Institutional Funds (the “Trust”) is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of twelve separate portfolios (collectively, the “Funds” and each, a “Fund”). Each Fund’s investment objectives, strategies and risks are discussed in the Funds’ current prospectuses. All of the Funds have issued Class I shares (“Class I”), four Funds have issued Class II shares (“Class II”), two Fund has issued Class III shares (“Class III”), one Fund has issued Class IV shares (“Class IV”) and two Funds have issued Retirement shares (“Class R”). No shares have a sales charge. Class R has a distribution fee. The Funds offering Class R shares are covered in this report.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

Security Valuations

Equity securities, including ADRs, and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by Nicholas-Applegate Capital Management LLC (the “Adviser”) to best reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Adviser. Equity Linked Notes (“ELN’s”) are valued by using the closing local price for the underlying security and applying the exchange rate for the currency to arrive at a USD equivalent.

Long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mor tgage obligations and U.S. Government and Agency issues, are normally valued at the mean between bid and ask price provided by an approved bond pricing service. In the event a TRACE price is used, the price is the last traded price on that day greater than or equal to 1mm par amount. Convertible securities are normally priced at the mean between the bid and ask prices. If such a security has a demand feature exercisable within one to seven days, the security is valued at par. In the event that a pricing service does not price a particular security or the price provided is not believed to be reliable, the Adviser will endeavor to use the average of one or two broker-dealer quotations. If broker-dealer quotations are not available, the Adviser generally “stales” the price.

Short-term debt instruments (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser does not represent fair value (“Fair Value Securities”), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Adviser’s portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are no limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Pricing Committee believe were pr iced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation.

Security Transactions and Investment Income

Security transactions are accounted for as of trade date Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

Non-U.S. Currency Transactions

On each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Foreign exchange rates are translated into U.S. dollars when the exchange rate is struck at the close of the London Stock exchange. Other non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation

13

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited) — Continued

or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds’ management strategy. The Funds did not use forward non-U.S. currency contracts at September 30, 2009.

Futures Contracts

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For the period ended September 30, 2009, the Funds did not hold futures contracts.

Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access what is generally an emerging securities market. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Securities Lending

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund’s total assets. The loans are secured by collateral in the form of cash, cash equivalents, U.S. government and agency securities equal to at least 102% of the market value of securities loaned on U.S. securities and 105% of the market value of securities loaned on non-U.S. securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Funds securities identical to the loaned securities. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bear the risk of loss in the event the securities purchased with cash collateral depreciate in value. Loans are subject to termination at the option of the borrower of the Fund. There were no securities on loan for the period ended September 30, 2009. The Funds terminated the security lending program on April 1, 2009.

Credit Facility

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2010. A Fund will pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended September 30, 2009, the Funds did not borrow against the line of credit.

Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Fund Expenses and Multi-Class Allocations

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

During the period ended September 30, 2009, many of the brokers with whom the Adviser places trades on behalf of the Funds provided services to the Funds in addition to trade execution. These services included payments of certain expenses on behalf of the Funds. In addition, through arrangements with the Funds’ custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds’ expenses. During the period ended September 30, 2009, the credits used to reduce the Funds’ expenses were:

14

	Credit	Security	Security
	Interest	Lending	Lending
Fund	Offset	Offset	Offset
U.S. Emerging Growth	90	1,217	—
U.S. Systematic Large Cap Growth	25	1,099	26

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C — FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds’ tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards is different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

Income Tax Status

The Funds have adopted a policy in accordance with U.S. generally accepted accounting principles (“GAAP”) which requires management to consider accounting for the uncertainty of income taxes through the application of recognition and measurement criteria. The policy is designed to recognize the estimated taxes payable or refundable on tax returns for the current year as a tax liability or asset as well as recognize a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences and carryforwards. This policy defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority. The policy also requires management of the Funds to evaluate tax positions taken (or expected to be taken) in the Funds’ tax returns and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. As of September 30, 2009, tax years 2004 through 2008 remain subject to examination by major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts, but the Funds have no examinations in progress. As of and during the six-month period September 30, 2009, the Funds did not have a liability for unrecognized tax benefits.

Distributions to Shareholders

The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds’ capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

NOTE D — TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment advisory fee rates for each of the Funds is listed in the table below.

Administrative & Shareholder Services Fee

On January 24, 2006, the Funds entered into an Administration Agreement whereby the Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class R shareholders of the Funds pay an administrative fee to the Adviser computed as a percentage of the Funds’ average net assets attributable in the aggregate to R shares. The Adviser, in turn, provides or procures administrative and shareholder services for Class R shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Adviser may exceed the related costs.

15

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited) — Continued

The investment advisory and administrative services fees are charged at the following annual rates:

	Advisory Fee	Administration Fee*
Fund		Class R
U.S. Emerging Growth	0.75%	0.41%
U.S. Systematic Large Cap Growth	0.45%	0.64%

*	Excludes trustees’ fees and expenses, tax, brokerage and interest expenses, and extraordinary expenses

The shareholder servicing fees are charged at the following rates:

Fund
U.S. Emerging Growth	0.25%
U.S. Systematic Large Cap Growth	0.25%

Securities Lending Fees

The U.S. Systematic Large Cap Growth Fund participated in an agency securities lending program with an affiliated agent, Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust (“Dresdner Program”). Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided pursuant to the Dresdner Program Agency Agreement between the Funds and Dresdner Bank AG. The securities lending program ended with Dresdner Bank AG on April 1, 2009.

Trustee Compensation

Certain officers of the Trust are also officers of the Adviser and the Distributor. The Trustees who are not affiliated with the Adviser and attended all scheduled meetings will receive an annual compensation of approximately $36,000 each from the Trust, except for the chairman of the Board of Trustees of the Trust and the chairman of the Audit Committee, who will receive an annual compensation of approximately $42,000 and $42,500, respectively, from the Trust.

NOTE E — INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended September 30, 2009, to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2009, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

						Net
				Gross	Gross	Unrealized
				Unrealized	Unrealized	Appreciation
	Purchases	Sales	Tax Cost	Appreciation	Depreciation	(Depreciation)
Fund	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)
U.S. Emerging Growth	$12,307	$8,627	$13,963	$3,448	$(253)	$3,195
U.S. Systematic Large Cap Growth	5,687	3,903	4,493	946	(33)	913

NOTE F — FINANCIAL INSTRUMENTS

The Funds may be party to financial instruments with off balance sheet risks, including forward non-U.S. currency contracts and futures, primarily in an attempt to minimize the risk to the Fund in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates.

The contract amounts indicate the extent of the Funds’ involvement in such contracts. As of September 30, 2009, the Funds were not party to any such agreements.

NOTE G — FAIR VALUE OF FINANCIAL INSTRUMENTS

In accordance with GAAP, the Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

16

On June 15, 2009, the Funds adopted additional disclosure requirements which provide the reader of the financial statements additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. Additional guidance on identifying circumstances that indicate a transaction is not orderly. The amended requirement emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique(s) used, the objective of a fair value measurement remains the same. The three levels defined by the fair value measurement requirement hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest input level that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each fund’s securities as of September 30, 2009, using the fair value hierarchy:

		Level 2	Level 3
		Other Significant	Significant
	Level 1	Observable	Unobservable	Value at
U.S. Emerging Growth	Quoted Prices	Inputs	Inputs	9/30/2009
Investments in Securities — Assets
Common Stock	16,508,041	—	—	16,508,041
Limited Partnerships	105,056	—	—	105,056
Short-Term Investments	544,711	—	—	544,711
Total Investments in Securities — Assets	17,157,808	—	—	17,157,808
		Level 2	Level 3
		Other Significant	Significant
	Level 1	Observable	Unobservable	Value at
U.S. Systematic Large Cap Growth	Quoted Prices	Inputs	Inputs	9/30/2009
Investments in Securities — Assets
Common Stock	5,405,545	—	—	5,405,545
Short-Term Investments	—	—	—	—
Total Investments in Securities — Assets	5,405,545	—	—	5,405,545

NOTE H — MARKET PRICE RISK

The prices of securities held by the Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the Funds may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

17

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — (Unaudited) — Continued

NOTE I — NEW ACCOUNTING PRONOUNCEMENTS

In accordance with GAAP, the Funds are required to disclose certain information regarding derivative instruments and hedging activities. The Funds are required to provide enhanced disclosures about the use of and accounting for derivative instruments using a tabular format. Disclosing the fair values of derivative instruments and their gains and losses in a tabular format should provide a more complete picture of the location in an entity’s financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period. Disclosing information about credit-risk-related contingent features should provide information on the potential effect on an entity’s liquidity from using derivatives. Finally, the additional disclosure affords the reader the ability to cross-reference the information within the footnotes, which should help users of financial statements locate important information about derivative instruments. As of September 30, 2009, the Funds did not hold any derivative instruments.

NOTE J — SIGNIFICANT SHAREHOLDER CONCENTRATION

As of September 30, 2009, the Funds had a single shareholder and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of a Fund as detailed below.

		Number of
Fund	% of Fund	Shareholders
U.S. Emerging Growth	81.39%	3
U.S. Systematic Large Cap Growth	82.95%	1

NOTE K — EVALUATION OF SUBSEQUENT EVENTS

In accordance with GAAP, the Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing financial statements. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through November 30, 2009, the date the financial statements were issued.

On November 13, 2009, the Board approved a Plan of Reorganization with respect to each of the Nicholas-Applegate Institutional Funds. Shareholders of each Institutional Fund will be asked to approve the Plan on behalf of the fund at a special meeting of shareholders.

The Board also approved, on November 13, 2009, a Plan of Liquidation providing for the liquidation and dissolution of the Nicholas-Applegate International Systematic Fund.

18

SHAREHOLDER EXPENSE EXAMPLE — (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During the Period*
	Value	Value	April 1, 2009 to	Annualized
	April 1, 2009	September 30, 2009	September 30, 2009	Expense Ratio
U.S. Emerging Growth — Class R
Actual	$1,000.00	$1,568.50	$9.21	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.23	1.43%
U.S. Systematic Large Cap Growth — Class R
Actual	$1,000.00	$1,243.40	$7.65	1.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.88	1.36%

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period.

19

SUPPLEMENTARY INFORMATION — (Unaudited)

PROXY VOTING

The Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds’ securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds’ website at www.nacm.com. You may also view how the Fund’s securities were voted by visiting the Securities & Exchange Commission’s (the “SEC”) website at www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, by calling the Funds at 1-800-551-8043 and from the SEC’s website at www.sec.gov.

20

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

CORPORATE GOVERNANCE

Name, Address (1)
Age	Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund	Other Directorship Held by Trustee
Length of Time Served (2)	Number of Portfolios in Fund complex Overseen by Trustee

Independent Trustees::

Darlene T. DeRemer 11/27/1955 Chairperson of the Board Since August 2007 & Trustee Since May 1999
Principal Occupations: Partner, Grail Partners LLC (since 2005); Managing Director, Putnam Lovell NBF Private Equity (2004-2005); Managing Director, NewRiver E-Business Advisory Services Division (2000-2003); Prior to, President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (since 1987); Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State Street Global Advisers (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member, Boston Club (since 1998); Member, Financial Women’s Association Advisory Board (since 1995); Founder, Mutual Fund Cafe Website.

Other Directorships Held: Founding Member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer’s Association (since 1998); Director, King’s Wood Montessori School (since 1995); Editorial Board, National Association of Variable Annuities (since 1997); Director, Nicholas-Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (since 1994-2000); Trustee, Barnwell Funds (2003-2005); Director, Independent Director Council (since 2004); Mutual Fund Director’s Council-Advisory Board; Board Member-Chatman Partners; Board Member-X-Shares LLC.

Number of Portfolios Overseen by Trustee: 12

John J. Murphy 4/8/1944 Trustee Since September 2005
Principal Occupations: Founder and senior principal, Murphy Capital Management.

Other Directorships Held: Director, Smith Barney Multiple Discipline Trust; Director, Barclays International Funds Group Ltd. and affiliated companies; Smith Barney Consulting Group; Legg Mason Equity Funds.

Number of Portfolios Overseen by Trustee: 12

Bradford K. Gallagher 2/24/1944 Trustee Since August 2007
Principal Occupations: Founder, Spyglass Investments LLC (a private investment vehicle) (since 2001); Founder, President and CEO of CypressTree Investment Management Company and Annuity Company; Managing Director, Fidelity Investments.

Other Directorships Held: Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006); Director, United Way of Eastern Massachusetts (1988-1990); Director, Ouimet Scholarship Fund (1993-2005); Director, Emerson Hospital (1995-2005).

Number of Portfolios Overseen by Trustee: 12

Steven Grenadier 12/14/1964 Trustee Since August 2007
Principal Occupations: William F. Sharpe Professor of Financial Economics, Stanford University Graduate School of Business; Research Associate, National Bureau of Economic Research (since 2002); Chairman of the Finance Department, Stanford University Graduate School of Business (2004-2006).

Other Directorships Held: Independent Trustee, E Trade Funds.

Number of Portfolios Overseen by Trustee: 12

Interested Trustees:

Horacio A. Valeiras 1/8/1959 President & Trustee Since August 2004
Principal Occupations: Managing Director (since 2004) and Chief Investment Officer, Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Chief Investment Officer; Oppenheimer and AGI Management Partners (since 2008); Managing Director of Morgan Stanley Investment Management, London (1997-2002); Head of International Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of Investment Strategies, Credit Suisse First Boston.

Other Directorships Held: Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing Club (since 2002).

Number of Portfolios Overseen by Trustee: 12

Arthur B. Laffer 8/14/1940 Trustee Since August 2007
Principal Occupations: Chairman, Laffer Associates (economic consulting) (since 1979); Chairman, Laffer Advisors Inc. (registered broker-dealer) (since 1981); Chairman, Laffer Investments (asset management) (since 2000); Member, Congressional Policy Advisory Board (since 1998); Distinguished University Professor and Director, Pepperdine University (1985-1988); Professor of Business Economics, University of Southern California (1976-1984); Associate Professor of Business Economics, University of Chicago (1967-1976).

Other Directorships Held: Director of MPS Group, Inc. (NYSE:MPS) (since 2003); Director, Petco Animal Supplies, Inc. (NASDAQ:PETC) (2002-2005); Director, Oxigene Inc. (NASDAQ:OXGN), biopharmaceutical company (since 1998); Director of Provide Commerce (NASDAQ: PRVD) (since 1998); Director, Veolia Environmental Corporation (successor to U.S. Filter Corporation) (water purification) (1991-2006); Director, Nicholas-Applegate Fund, Inc. (1987-2007).

Number of Portfolios Overseen by Trustee: 12

21

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

CORPORATE GOVERNANCE

Name, Address (1)
Age	Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund	Other Directorship Held by Officer
Length of Time Served (2)	Number of Portfolios in Fund complex Overseen by Officer

Officers:

Charles H. Field, Jr. 7/24/1955 Secretary and Chief Compliance Officer Since May 2002
Managing Director and General Counsel, Nicholas-Applegate Capital Management (since 1996); Chief Legal Officer of Oppenheimer Capital Management LLC (since 2009), Chief Legal Officer of Allianz Global Investors Management Partners LLC (since 2009); and Chief Legal Officer of Allianz Global Investors Solutions LLC (since 2009). Prior to joining Nicholas-Applegate in 1996, Mr. Field was an attorney for Federated Investors (1991-1996) and an attorney for Unified Management Corp. (1987-1991).

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 12

Deborah A. Wussow 1/31/1960 Treasurer and Assistant Secretary Since August 2006
Senior Vice President, Chief Compliance Officer, Nicholas-Applegate Capital Management, LLC (since 2008); Chief Compliance Officer, Oppenheimer Capital Management, LLC (since April 2009); Chief Compliance Officer, Allianz Global Investors Management Partners, LLC (since 2009); Chief Compliance Officer, Allianz Solutions, LLC (since 2009); Deputy Chief Compliance Officer, Nicholas-Applegate Capital Management, LLC (2004-2008); Compliance Officer; Nicholas-Applegate Capital Management (1995-2004).

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 12

(1)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.

(2)	Each Trustee serves for an indefinite term, until her or his successor is elected.

22

TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

Darlene T. DeRemer, Chairperson

Horacio A. Valeiras

John J. Murphy

Bradford K. Gallagher

Steven Grenadier

Arthur B. Laffer

OFFICERS

Horacio A Valeiras, President

Charles H. Field, Jr., Secretary & Chief Compliance Officer

Deborah A. Wussow, Treasurer & Assistant Secretary

INVESTMENT ADVISER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

Brown Brothers Harriman & Co., Private Bankers

TRANSFER AGENT

UMB Fund Services Group, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

600 West Broadway San Diego, California 92101 800.551.8043

Item 2.  Code of Ethics.

Not required for this semi-annual report on Form N-CSR.

Item 3.  Audit Committee Financial Expert.

Not required for this semi-annual report on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not required for this semi-annual report on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive and financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not required for this semi-annual report on Form N-CSR.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act is filed as Exhibit 12(a)(2) to this Form N-CSR.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Institutional Funds

By: (Signature and Title)

/s/ Horacio A. Valeiras
Horacio A. Valeiras
Title:  President (Principal Executive Officer) and Trustee
Date:  December 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Horacio A. Valeiras
Horacio A. Valeiras
Title: President (Principal Executive Officer) and Trustee
Date:  December 4, 2009

By: (Signature and Title)

/s/ Deborah A. Wussow-Hammalian
Deborah A. Wussow-Hammalian
Title: Treasurer (Principal Financial Officer and Principal Accounting Officer)
Date:  December 4, 2009